LEASE AGREEMENT

                                     between

                  Lenox Park Building F Partners, as "LANDLORD"

                                       and

                        Riddell Sports, Inc., as "TENANT"



                                   LENOX PARK

                               MEMPHIS, TENNESSEE






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                                TABLE OF CONTENTS
                                -----------------

SECTION                                                                     PAGE

INDEX OF DEFINED TERMS........................................................vi

BASIC LEASE INFORMATION........................................................1

1. PREMISES....................................................................5

2. TERM; POSSESSION............................................................6

3. RENT........................................................................6

     3.1 BASE RENT.............................................................6

     3.2 ADDITIONAL RENT.......................................................7

         (A) DEFINITIONS.......................................................7

         (B) ADDITIONAL RENT..................................................10

         (C) TENANT'S AUDIT RIGHTS............................................11

     3.3 PAYMENT OF RENT......................................................12

     3.4 PARTICIPATION IN THE IDB PILOT TRANSACTION...........................13

4. SECURITY DEPOSIT...........................................................21

5. USE AND COMPLIANCE WITH LAWS...............................................21

     5.1 USE..................................................................22

     5.2 HAZARDOUS MATERIALS..................................................22

         (A) DEFINITIONS......................................................22

         (B) TENANT'S COVENANTS...............................................23

         (C) COMPLIANCE.......................................................24

         (D) LANDLORD'S RIGHTS................................................24

         (E) TENANT'S INDEMNIFICATION.........................................25

         (F) LANDLORD'S REPRESENTATIONS AND COVENANTS.........................25

     5.3 AMERICANS WITH DISABILITIES ACT (ADA)................................25

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     5.4 LOBBY EXPOSURE.......................................................26

     5.5 PARKING..............................................................26

         (A) TENANT'S PARKING RIGHTS..........................................26

         (B) AVAILABILITY OF PARKING SPACES...................................27

         (C) ASSIGNMENT AND SUBLETTING........................................27

         (D) CONDEMNATION, DAMAGE OR DESTRUCTION..............................27

6. ALTERATIONS................................................................27

7. MAINTENANCE AND REPAIRS....................................................29

8. TENANT'S TAXES.............................................................31

9. UTILITIES AND SERVICES.....................................................31

     9.1 DESCRIPTION OF SERVICES..............................................31

     9.2 PAYMENT FOR ADDITIONAL UTILITIES AND SERVICES........................32

     9.3 INTERRUPTION OF SERVICES.............................................33

10. EXCULPATION AND INDEMNIFICATION...........................................33

     10.1 LANDLORD'S INDEMNIFICATION OF TENANT................................33

     10.2 TENANT'S INDEMNIFICATION OF LANDLORD................................34

     10.3 THIRD PARTY CLAIMS ABOVE THRESHOLD..................................34

     10.4 TENANT'S RELEASE OF CLAIMS..........................................35

     10.5 GENERAL TERMS.......................................................35

11. INSURANCE.................................................................36

     11.1 TENANT'S INSURANCE..................................................36

     11.2 LANDLORD'S INSURANCE................................................38

     11.3 WAIVER OF SUBROGATION...............................................38

12. DAMAGE OR DESTRUCTION.....................................................39

     12.1 LANDLORD'S DUTY TO REPAIR...........................................39

     12.2 LANDLORD'S RIGHT TO TERMINATE.......................................39

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     12.3 TENANT'S RIGHT TO TERMINATE.........................................40

     12.4 WAIVER..............................................................40

13. CONDEMNATION..............................................................41

     13.1 DEFINITIONS.........................................................41

     13.2 EFFECT ON LEASE.....................................................41

     13.3 RESTORATION.........................................................42

     13.4 ABATEMENT AND REDUCTION OF RENT.....................................42

     13.5 AWARDS..............................................................42

     13.6 WAIVER..............................................................42

14. ASSIGNMENT AND SUBLETTING.................................................42

     14.1 LANDLORD'S CONSENT REQUIRED.........................................43

     14.2 REASONABLE CONSENT..................................................43

     14.3 EXCESS CONSIDERATION................................................44

     14.4 NO RELEASE OF TENANT................................................44

     14.5 EXPENSES AND ATTORNEYS' FEES........................................44

     14.6 EFFECTIVENESS OF TRANSFER...........................................45

     14.7 LANDLORD'S RIGHT TO SPACE...........................................45

     14.8 ASSIGNMENT OF SUBLEASE RENTS........................................45

15. DEFAULT AND REMEDIES......................................................45

     15.1 EVENTS OF DEFAULT...................................................45

     15.2 REMEDIES............................................................46

     15.3 LANDLORD'S DEFAULT..................................................48

16. LATE CHARGE; INTEREST AND AMORTIZATION RATE...............................48

     16.1 LATE CHARGE.........................................................48


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     16.2 INTEREST............................................................49

     16.3 AMORTIZATION RATE...................................................49

17. WAIVER....................................................................49

18. ENTRY, INSPECTION AND CLOSURE.............................................49

19. SURRENDER AND HOLDING OVER................................................50

     19.1 SURRENDER...........................................................50

     19.2 HOLDING OVER........................................................51

20. ENCUMBRANCES..............................................................51

     20.1 SUBORDINATION.......................................................51

     20.2 MORTGAGEE PROTECTION................................................52

21. ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS............................52

     21.1 ESTOPPEL CERTIFICATES...............................................52

     21.2 FINANCIAL STATEMENTS................................................53

22. NOTICES...................................................................54

23. ATTORNEYS' FEES...........................................................54

24. QUIET POSSESSION..........................................................54

25. SECURITY MEASURES.........................................................54

26. FORCE MAJEURE.............................................................55

27. DECLARATION; RULES AND REGULATIONS........................................55

28. LANDLORD'S LIABILITY......................................................56

29. CONSENTS AND APPROVALS....................................................56

     29.1 DETERMINATION IN GOOD FAITH.........................................56

     29.2 NO LIABILITY IMPOSED ON LANDLORD....................................57

30. BROKERS...................................................................57

31. RELOCATION OF PREMISES....................................................57

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32. ENTIRE AGREEMENT..........................................................57

33. MISCELLANEOUS.............................................................57

34. AUTHORITY; TENANT AND LANDLORD REPRESENTATIONS............................58

35. EXTENSION OPTION...........................................................1

36. RIGHT OF FIRST OFFER.......................................................3

37. RIGHT OF FIRST REFUSAL FOR EXPANSION SPACE.................................5

38. MONUMENT SIGN..............................................................7

39. OLD LEASE SUBSIDY..........................................................9







                                       v

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                             INDEX OF DEFINED TERMS

ACT...................................7   LANDLORD PARTIES.....................9
ADDITIONAL RENT.......................6   LAWS.................................4
AFFILIATE............................25   LEASE YEAR...........................4
ALTERATIONS..........................15   LIABILITY THRESHOLD.................19
AMORTIZATION RATE....................29   MEMORANDUM..........................34
AWARD................................23   MINOR ALTERATIONS...................15
BASE OPERATING COSTS..................4   MORTGAGEE...........................30
BASE TAXES............................4   OPERATING COSTS......................4
BOMA STANDARD.........................3   PARKING FACILITY.....................3
BROKER...............................33   PERMITTED HAZARDOUS MATERIALS.......13
BUILDING..............................3   PILOT CLAIMS.........................9
BUILDING RULES.......................32   PILOT PROGRAM........................7
BUILDING SYSTEMS.....................12   PREMISES.............................3
BUSINESS DAYS........................17   PREVAILING PARTY....................31
BUSINESS HOURS.......................17   PROJECT..............................3
CLAIM................................19   PROPERTY MANAGER....................21
COMMENCEMENT DATE.....................4   PUBLIC ACCOMMODATION LAWS...........14
COMMON AREAS.......................3, 2   PUBLIC HOLIDAYS.....................17
CONDEMNATION.........................23   RENTAL TAX..........................17
CONSTRUCTION RIDE.....................4   REPRESENTATIVES.....................13
CONTROL..............................25   SCHEDULED COMMENCEMENT DATE..........4
CONTROLS.............................17   SERVICE FAILURE.....................18
CURRENT OWNERS.......................25   SUBSTANTIALLY COMPLETED..............4
DATE OF CONDEMNATION.................23   TAXES................................5
DECLARATION..........................32   TENANT...............................3
ENCUMBRANCE..........................30   TENANT DELAY.........................4
ENVIRONMENTAL LOSSES.................13   TENANT DELAYS........................3
ENVIRONMENTAL REQUIREMENTS...........13   TENANT IMPROVEMENTS..................4
EVENT OF DEFAULT.....................26   TENANT'S AUDIT NOTICE................6
EXPIRATION DATE.......................4   TENANT'S PARTICIPATING SHARE.........8
HANDLED BY TENANT....................13   TENANT'S SHARE.......................5
HANDLING BY TENANT...................13   TENANT'S TAXES......................17
HAZARDOUS MATERIALS..................12   TERM.................................4
HVAC.................................12   TRADE FIXTURES......................16
IDB...................................7   TRANSFER............................25
IDB LEASE.............................7   TRANSFEREE..........................25
IDB TRANSACTION.......................7   VISIBLE ITEMS.......................14
INTERBUILDING COMMUNICATION SYSTEM...18   VISIBLE PORTION OF THE PREMISES.....14
INTEREST RATE........................29   VISITORS............................13
LANDLORD..............................3


                                       vi
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                             BASIC LEASE INFORMATION

Lease Date:       For identification purposes only, the date of this Lease is
                  February 1, 2001

Landlord:         Lenox Park Building F Partners,
                  a Tennessee general partnership

Tenant:           Riddell Sports, Inc., a Delaware corporation


                  (a)  Employer Identification #:
                                                 ------------------------

                  (b)  State where Corporation is chartered: Delaware

                  (c)  Corporate Officers -

                       Chairman of the Board: Robert E. Nederlander

                       President & CEO:        David M. Mauer

                       Vice Chairman & COO:    Jeffery G. Webb


Project:                    Lenox Park

Building:                   Building F at 6745 Lenox Center Court, Memphis,
                            TN 38115

Rentable Area of            Approximately 97,841 Rentable Square Feet
Building:

Premises:                   Floors:              3rd and 4th
                            Suite Number:        300 and 400
                            Rentable Area:       51,045
                            Usable Area:         46,619

Term: 120 Months (plus any partial month at the beginning of the Term)

Scheduled                   December 1, 2001
Commencement Date:

Expiration Date:            The last day of the 120th  full calendar month
                            following the Commencement Date


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Base Rent:                  Annual rental rate per rentable square foot of the
                            Premises:
                            Lease Year 1 - $19.75
                            Lease Year 2 - $20.15
                            Lease Year 3 - $20.55
                            Lease Year 4 - $20.96
                            Lease Year 5 - $21.38
                            Lease Year 6 - $21.81
                            Lease Year 7 - $22.24
                            Lease Year 8 - $22.69
                            Lease Year 9 - $23.14
                            Lease Year 10 - $23.60

Base Operating Costs:       The greater of (a) $5.03 per rentable square foot
                            times the Rentable Area of the Building, or (b) Base
                            Operating Costs for the Base Year

Base Taxes:                 $2.00 per rentable square foot times the Rentable
                            Area of the Building, subject to any savings resulting from the PILOT Program pursuant to Section
                            3.4.

Base Year:                  Calendar year 2001

Tenant's Share:             approximately 52.1793% (subject to Sections 1 and
                            3.2(a)(5))

Security Deposit:           $84,011.56

Number of Parking Spaces:   Two hundred thirty-three (233)

Relocation of Premises:     N/A

Landlord's Address          Lenox Park Building F Partners
for Payment of Rent:        c/o Clark & Clark
                            5050 Poplar Avenue, Suite 2200
                            Memphis, TN  38157

Business Hours:             8:00 A.M. to 5:00 P.M. weekdays, except Public
accepted holidays           Holidays and other generally

HVAC Service Hours:         6:00 A.M. to 6:00 P.M. weekdays and 7:00 A.M. to
Public Holidays             1:00 P.M. Saturdays, except

Standard Non-HVAC           The kilowatt-hours per rentable square foot per
Electrical Usage:           month that would typically be permitted for office
                            use in the Class A office market of East Memphis, Tennessee, which shall be reasonably calculated by Landlord.

                                       2

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Landlord's Address for      Lenox Park Building F Partners c/o Bob Wood, at
Notices:                    Clark & Clark 5050 Poplar Avenue, Suite 2200
                            Memphis, TN 38157


                            with copy to:

                            Nick Clark
                            c/o Clark & Clark
                            5050 Poplar Avenue, Suite 2200
                            Memphis, TN  38157

Tenant's Address for        Mr. Jeffery Webb
Notices:                    Riddell Sports, Inc.
                            6745 Lenox Center Court, Suite 400
                            Memphis, TN 38115

Broker(s):                  Ann Triplett, Trezevant Companies for Tenant;
                            Trammell Crow Company for Landlord

Property Manager:           Clark & Clark
                            5050 Poplar Avenue, Suite 2200 Memphis, Tennessee
                            38157

Additional Provisions:      Additional Provisions:
                            ---------------------

                            35.             Extension Option
                            36.             Right of First Offer
                            37.             Right of First Refusal for Expansion
                                            Space
                            38.             Monument Sign
                            39.             Old Lease Subsidy

                            Exhibits:
                            --------

                            Exhibit A:      The Premises
                            Exhibit B:      Construction Rider
                            Exhibit C:      Building Rules
                            Exhibit D:      Additional Provisions
                            Exhibit E:      Janitorial Specifications
                            Exhibit F:      Form of Non-Disturbance Agreement
                            Exhibit G:      Form of Estoppel Certificate
                            Exhibit H:      Form of IDB Lease

     The Basic Lease Information set forth above is part of the Lease and capitalized terms shall be defined terms in the Lease. In the event of any conflict between any Basic 3

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Lease Information and the Lease, the Lease shall control, except with respect to any designation in the Basic Lease Information that the Security Deposit and Relocation clauses way be waived or eliminated.



















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     THIS LEASE is made as of the Lease Date set forth in the Basic Lease
Information, by and between the Landlord identified in the Basic Lease Information ("LANDLORD"), and the Tenant identified in the Basic Lease Information ("TENANT"). Landlord and Tenant hereby agree as follows:

1. PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon the terms and subject to the conditions of this Lease, the office space identified in the Basic Lease Information (the "PREMISES"), in the Building identified in the Basic Lease Information (the "BUILDING")"), together with the non-exclusive right in common with others to use those areas provided for the common use or benefit of tenants generally and/or the public, such as corridors, halls, passages, exits, entrances, elevator foyers, common mail rooms, restrooms, vending areas, elevators, stairways and lobby areas in the Building, and parking areas, including the Parking Facility (as defined below), and accompanying driveways, streets, pathways and sidewalks, and other similar facilities in the Project serving the Building (collectively, "COMMON AREAS"). The approximate configuration and location of the Premises is shown on Exhibit
A. Landlord and Tenant agree that the rentable area of the Building and the usable area and rentable area of the Premises for all purposes under this Lease shall be the Usable Area and Rentable Area, respectively, specified in the Basic Lease Information; provided, however, that the Usable Area and/or Rentable Area may be subject to a one-time only redetermination at either party's option whereby Landlord shall have the Usable Area and/or Rentable Area of the Premises and/or the Rentable Area of the Building determined in accordance with the American National Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1996 or any successor standard adopted by the Building Owners and Managers Association International (the "BOMA STANDARD"). Written notice of such option shall be given to the other party no later than the later of (a) sixty
(60) days after the Commencement Date, or (b) one (1) year after the date of Substantial Completion of the Building. In accordance with the BOMA Standard, the Usable Area of the Premises is that area enclosed by the inside finished surface of the dominant portion of the permanent outer building walls, the finished surface of the office area side of the corridor wall (with no deduction for alcoves, recessed entrances or similar deviation from the corridor line) and the center of partitions that separate the area being measured from adjoining areas other than the corridor. The Premises includes the entry doors thereto. The Rentable Area of the Premises shall mean the Usable Area of the Premises together with its associated share of floor common areas and building common areas of the Building. Such share shall be determined pursuant to the BOMA Standard in effect as of the Lease Date, or, with respect to any expansion, contraction or relocation of the Premises, the effective date of any expansion, contraction or relocation right provided herein, or any amendment hereto expanding, contracting or relocating the Premises, as applicable, and shall reflect the floor common area and building common area of the Building at the completion of the buildout of the Premises under this Lease, or under such right or amendment, as applicable. Rentable Area shall exclude any major vertical penetrations of a floor, but shall include columns and projections necessary to the Building as specified in the BOMA Standard. Landlord shall certify the Rentable Area of the Building and/or the Usable Area and/or the Rentable Area of the Premises in a written

                                       5

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notice to Tenant when the determination is completed and said determination shall become the Rentable Area of the Building and/or the Usable Area and/or Rentable Area of the Premises, as applicable, in the Basic Lease Information and for all purposes under the Lease, effective as of the Commencement Date. The Project identified in the Basic Lease Information (the "PROJECT") includes, among other things, the Building, the parking facilities serving only the Building (the "PARKING FACILITY"), and the parcel(s) of Land on which the Building and the Parking Facility are situated (the "Land"). The Building, the Parking Facility and the Land are sometimes collectively referred to in this Lease as the Property.

2. TERM; POSSESSION. The term of this Lease (the "TERM") shall commence on the Commencement Date as described below and, unless sooner terminated, shall expire on the Expiration Date set forth in the Basic Lease Information (the "EXPIRATION DATE"). The "COMMENCEMENT DATE" shall be (a) the date on which Landlord has "substantially completed" Landlord's construction obligations, if any, with respect to the improvements (the "TENANT IMPROVEMENTS") to be constructed and installed in the Premises by Landlord (or, in the event of any "TENANT DELAY," the date on which Landlord could have done so had there been no such "TENANT DELAY"), all as provided in the Construction Rider attached as Exhibit B (the "CONSTRUCTION RIDER"), and tendered possession of the Premises to Tenant; or (b) any earlier date upon which Tenant, with Landlord's written permission (which shall not be unreasonably withheld) actually occupies and conducts business in any portion of the Premises. The parties anticipate that the Commencement Date will occur on or about the Scheduled Commencement Date set forth in the Basic Lease Information (the "SCHEDULED COMMENCEMENT DATE"). When the Commencement Date has been established, Landlord and Tenant shall confirm the Commencement Date and Expiration Date in writing. As used in this Lease, the first "Lease Year" shall be the period from (and including) the Commencement Date through (and including) the last day of the calendar month in which the first anniversary of the Commencement Date falls, and each period of twelve full consecutive calendar months thereafter shall be a subsequent Lease Year.

3.   RENT.

     3.1 base rent. Tenant agrees to pay to Landlord the Base Rent set forth in the Basic Lease Information in equal monthly installments for the applicable Lease Year, without prior notice or demand, on the first day of each and every calendar month during the Term, except that Base Rent for the first full calendar month in which Base Rent is payable in cash shall be paid sixty (60) days prior to the Scheduled Commencement Date of this Lease and Base Rent for any partial month at the beginning of the Term shall be paid on the Commencement Date. Base Rent for any partial month at the beginning or end of the Term shall be prorated based on the actual number of days in the month. Notwithstanding the foregoing, if Tenant, with Landlord's written permission (which shall not be unreasonably withheld), actually commences occupancy and in good faith commences to conduct its business in any portion of the Premises for any continuous period prior to December 1, 2001, Tenant shall owe no Base Rent for any period of such occupancy occurring prior to such date. Furthermore, Base Rent in an amount equal to the Base Rent payable for 5,000 rentable square feet of the Premises at the applicable rate set forth in the Basic Lease Information shall be conditionally deferred for the first Lease Year, and Base Rent in an amount equal to the Base Rent payable for 2,500 rentable square feet of the Premises at the applicable rate set forth in the Basic Lease Information shall be conditionally deferred for the second Lease Year, but in each case only so long as Tenant has not created a monetary default resulting in an Event of Default for a period greater than thirty (30) days during the Initial Term of this Lease. Base Rent shall be increased above the foregoing amounts if and to the extent the conditions set forth in Paragraph 5 of Exhibit B respecting costs for certain Upgraded Improvements (as defined therein) are paid by Landlord to or on behalf of Tenant.

     3.2 ADDITIONAL RENT. Increases in Operating Costs and Taxes.

         (a)   DEFINITIONS.

               (1) "BASE OPERATING COSTS" means Base Operating Costs specified in the Basic Lease Information .

               (2) "BASE TAXES" means Taxes specified in the Basic Lease Information.

               (3)   "OPERATING COSTS" generally means all of Landlord's

reasonable, actual and necessary out-of-pocket or accrued operating expenses that are obtained at competitive prices and that are directly attributable to the operation, maintenance, management, and repair of the Property as determined under generally accepted commercial property management practices consistently applied. Specifically, Operating Costs shall include, without limitation, all costs of managing, operating, maintaining and repairing the Property, including all costs, expenditures, fees and charges for: (A) operation, maintenance and repair of the Property (including maintenance, repair and replacement of glass, the roof covering or membrane (excluding the roof's underlying structure or the replacing the entire composite roof system), parking lots, driveways, walkways and landscaping); (B) utilities and services (including building telecommunications facilities and equipment, recycling programs and trash removal), and associated supplies and materials; (C) compensation (including employment taxes and fringe benefits) for persons (including and below the level of building manager) who perform duties in connection with the operation, maintenance and repair of the Property, such compensation to be appropriately allocated for persons who also perform duties unrelated to the Property; (D) property (including coverage for earthquake if carried by Landlord and, if required by any Mortgagee, flood), liability, rental income insurance and other insurance relating to the Property, and expenditures for deductible amounts paid under such insurance (provided however, Tenant's liability for any portion of the deductible for the property insurance (except earthquake and flood) carried by Landlord shall be limited each Lease Year to Tenant's Share multiplied by $25,000); (E) licenses, permits and inspections; (F) non-capital improvement items required to comply or confirm the compliance with the requirements of any law, statute, ordinance, code or governmental rule or regulation or any orders pursuant thereto (collectively "LAWS"); (g) amortization of fifty percent (50%) of the capital improvements required to comply with Laws, with interest on the unamortized balance thereof at the Amortization Rate over

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such useful life as Landlord shall reasonably determine; (H) the amortization of all capital improvements which, under generally accepted commercial property management practices, are intended to reduce Operating Costs (provided that the cost of such capital improvements are less than the aggregate expected savings to Operating Costs from such improvements as reasonably estimated by Landlord's professional engineer, and that such savings do not redound primarily to the benefit of any particular tenant materially in excess of its share of increased Operating Costs) or to improve the utility, efficiency or capacity of any Building System, with interest on the unamortized balance thereof at the Amortization Rate over such useful life as Landlord shall reasonably determine;
(I) an office in the Project for the management of the Property, including expenses of furnishing and equipping such office and the rental value of any space occupied for such purposes, but only to the extent that such office is not used for leasing activities; (J) property management fees in an amount not greater than customarily charged by property management companies managing buildings and projects in the Memphis, TN metropolitan area similar to the Building and the Project; (K) accounting, legal and other professional services incurred in connection with the operation of the Property and the calculation of Operating Costs and Taxes; (L) a reasonable allowance for depreciation on machinery and equipment owned by Landlord or its agent and used to maintain the Property and on other personal property owned by Landlord and used to maintain the Property (including carpeting in common areas) with the cost of all items, together with interest on the unamortized balance thereof at the Amortization Rate, to be amortized over such items useful life as Landlord shall reasonably determine; (M) contesting the validity or applicability of any Laws that may affect the Property or all tenants to the extent that such contest is reasonably anticipated by Landlord, in consideration of the cost, to potentially achieve either a reduction, or forestall an increase, in Operating Costs, or a benefit or forestall a detriment for all tenants that would have been associated with the implementation or application of the contested Law; (N) the Property's share of any shared or common area maintenance fees and expenses for the Project; and
(O) any other expense or charge, whether or not hereinbefore described, which in accordance with generally accepted property management practices with respect to Class A office buildings and office parks in the Memphis Metropolitan area would be considered an expense of managing, operating, maintaining and repairing the Property. Operating Costs for any year during which average occupancy of the Building is less than ninety-five percent (95%) shall be calculated based upon the Operating Costs that would have been incurred if the Building had an average occupancy of ninety-five percent (95%) during the entire calendar year.

     Operating Costs shall not include (i) capital improvements or reconstructions under Sections 12 and 13 of the Lease and rentals or other related expenses for leasing items which, if purchased, would constitute capital improvements to the Building or the Parking Facility (except as otherwise provided in clauses G, H, and L above); (ii) costs of services or other benefits of a type which are not available to Tenant but which are available to other tenants or occupants, and costs of special services rendered to individual tenants (including Tenant) for which a special charge is made; (iii) interest, principal payments, late fees and penalties on loans or indebtedness secured by the Building and/or Property and related mortgage costs; (iv) costs of the Tenant Improvements , or space planning for Tenant or other tenants of the Building; (v) costs for which Landlord is actually reimbursed from insurance or condemnation proceeds or by other tenants of the Building other than through payment of tenants' shares of increases in Operating Costs and Taxes; (vi) leasing commissions, attorneys' fees and other expenses incurred in connection with leasing space in the Building or enforcing such leases (including, without limitation, accounting, legal and other professional services therefor); (vii) depreciation or amortization, other than as specifically enumerated in the definition of Operating Costs above; (viii) costs, fines or penalties incurred due to Landlord's violation of any Law or Landlord's breach of any lease in the Property; (ix) costs to correct any material defects in the Tenant Improvements or the Building as originally constructed by Landlord; (x) costs to remove or remediate any Hazardous Materials in violation of Laws which were located on or under the Property as of the Commencement Date; (xi) advertising and promotional costs for the Property, Building or Premises; (xii) the rent for ground leases or property on which the Building is constructed; (xiii) costs associated with the operation of the corporation or other entity which constitutes Landlord, as distinguished from costs of operation of the Building, including accounting and legal costs (ivx) bad debt expenses; (xv) the cost of selling, syndicating or mortgaging any part of or interest in the Building; (xvi) cost of acquisition for any item for which depreciation is already included as an element of Operating Costs as defined above; and (xvii) Taxes.

          (4) "TAXES" means: all real property taxes and general, special or district assessments or other governmental impositions, of whatever kind, nature or origin, imposed on or by reason of the ownership or use of the Property; governmental charges, fees or assessments for transit or traffic mitigation (including area-wide traffic improvement assessments and transportation system management fees), housing, police, fire or other governmental service or purported benefits to the Property; personal property taxes assessed on the personal property of Landlord used in the operation of the Property; service payments in lieu of taxes and taxes and assessments of every kind and nature whatsoever levied or assessed in addition to, in lieu of or in substitution for existing or additional real or personal property taxes on the Property or the personal property described above; any increases in the foregoing caused by changes in assessed valuation, tax rate or other factors or circumstances; and the reasonable cost of contesting by appropriate proceedings the amount or validity of any taxes, assessments or charges described above, but only if Landlord, in consideration of the costs, reasonably expects to achieve a reduction, or forestall an increase, in Taxes. To the extent paid by Tenant or other tenants as "Tenant's Taxes" (as defined in Section 8 - Tenant's Taxes), "Tenant's Taxes" shall be excluded from Taxes. The following shall also be excluded from Taxes: (i) any income or similar taxes such as corporate, capital, profit, or business taxes personal to Landlord (but including any lease tax, local gross receipts tax or local payroll tax applicable to Landlord's operations on the Property); (ii) any gift, estate, succession, inheritance, franchise, or land transfer taxes, and (iii) penalties imposed for late payment of any Taxes by Landlord. As to special assessments imposed on the Property which are payable in installments over a period of time greater than one year, regardless of whether Landlord pays same in installments, in accelerated installments, or in a lump sum, such assessments shall be deemed to have been payable in the maximum number of installments permitted by Laws (but excluding any effect or possibility of a refinancing of such assessments) and there shall be included in Taxes, for each year of this Lease, only the annual installment that would have been payable if the assessment had been paid in such maximum number of installments.

          (5) "TENANT'S SHARE" means the Rentable Area of the Premises divided by the total Rentable Area of the Building, as set forth in the Basic Lease Information. If the Rentable Area of the Building is changed or the Rentable Area of the Premises is changed by Tenant's leasing of additional space hereunder or by the remeasurement of the Rentable Area of the Premises or of the Building as provided in Section 1 - Premises or for any other reason, Tenant's Share shall be adjusted accordingly.

     (b) ADDITIONAL RENT.

          (1) Tenant shall pay Landlord as "ADDITIONAL RENT" for each calendar year or portion thereof during the Term Tenant's Share of the amount (if any) by which the sum of Operating Costs and Taxes for such year exceed the sum of Base Operating Costs and Base Taxes.

          (2) As soon as reasonably practicable, but within one hundred eighty
(180) days, after the end of the first calendar year in which the Commencement Date occurs and each calendar year thereafter, Landlord shall furnish Tenant a statement with respect to such year, showing Operating Costs, Taxes and Additional Rent for the year, and the total payments made by Tenant with respect thereto, together with a copy of reasonable substantiating documentation. Unless Tenant raises any objections to Landlord's statement within ninety (90) days after receipt of the same, such statement shall conclusively be deemed correct and Tenant shall have no right thereafter to dispute such statement or any item therein or the computation of Additional Rent based thereon. If Tenant objects to such statement, Landlord shall provide Tenant with reasonable verification of the figures shown on the statement and the parties shall negotiate in good faith to resolve any disputes. Any objection of Tenant to Landlord's statement and resolution of any dispute shall not postpone the time for payment of any undisputed amounts due Tenant or Landlord based on Landlord's statement, nor shall any failure of Landlord to deliver Landlord's statement in a timely manner relieve Tenant of Tenant's obligation to pay any amounts due Landlord based on Landlord's statement.

          (3) If Tenant's Additional Rent as finally determined for the year exceeds the total payments made by Tenant on account thereof, Tenant shall pay Landlord the deficiency within thirty (30) days of Tenant's receipt of Landlord's statement in the following manner: the entire sum of the unpaid Additional Rent for the prior year immediately preceding issuance of the Landlord's statement and on a prorated basis, for the previous months in the then current year. Thereafter, Tenant will pay the Additional Rent on a monthly basis which reflects the most recent year's increases in Operating Costs and Taxes, subject to adjustment at the end of the year. If Landlord thereafter estimates that Operating Costs or Taxes for such year will vary significantly from the prior year's adjustment, then Landlord may, by notice to Tenant, revise the adjustment for such year provided, however with respect to changes in Operating Costs during such year for which Landlord desires to revise its estimate for the then current

Lease Year, Landlord may change its estimate thereof and so revise the adjustment only once during such year (and Additional Rent shall thereafter be payable based on the revised estimate); provided further, however, that nothing in the foregoing shall relieve or release Tenant from its obligation to pay all Additional Rent which may be owed by Tenant for such year as same may be billed and reconciled as provided in this Section 3.2 (b). If the total payments made by Tenant on account thereof exceed Tenant's Additional Rent as finally determined for the year, Tenant's excess payment shall be credited toward the rent next due from Tenant under this Lease. For any partial calendar year at the beginning or end of the Term, Additional Rent shall be prorated on the basis of a 365-day year by computing Tenant's Share of the increases in Operating Costs and Taxes for the entire year and then prorating such amount for the number of days during such year included in the Term. Notwithstanding the termination of this Lease, Landlord shall pay to Tenant or Tenant shall pay to Landlord, as the case may be, within thirty (30) days after Tenant's receipt of Landlord's final statement for the calendar year in which this Lease terminates, the difference between Tenant's Additional Rent for that year, as finally determined by Landlord, and the total amount previously paid by Tenant on account thereof.

         If for any reason Taxes for any year during the Term are reduced, refunded or otherwise changed, Tenant's Additional Rent shall be adjusted accordingly. If Taxes are temporarily reduced as a result of space in the Building being leased to a tenant that is entitled to an exemption from property taxes or other taxes, then for purposes of determining Additional Rent for each year in which Taxes are reduced by any such exemption, Taxes for such year shall be calculated on the basis of the amount the Taxes for the year would have been in the absence of the exemption. The obligations of Landlord to refund any overpayment of Additional Rent and of Tenant to pay any Additional Rent not previously paid shall survive the expiration of the Term.

     (c) TENANT'S AUDIT RIGHTS.

          (1) Tenant shall have the right, upon thirty (30) days prior written notice to Landlord ("TENANT'S AUDIT NOTICE"), which notice is to be given, if at all, only within ninety (90) days after the date Tenant receives the statement of Additional Rent for any calendar year, to audit Landlord's books and records upon which such statement was based for such immediately preceding year, subject to the following terms and conditions: (i) no audit shall be commenced or conducted at any time that there exists an uncured Event of Default by Tenant under the terms of this Lease; (ii) any audit shall be conducted only by a real estate brokerage firm or by an independent certified public accountants practicing for an accounting firm of national prominence, approved by Landlord, and employed by Tenant on an hourly or fixed fee basis and not on a contingency fee basis, or full-time employees of Tenant's accounting department; (iii) such audit shall be conducted only during normal business hours and at the offices of Landlord or Landlord's accountants, as specified by Landlord; (iv) Tenant shall not audit Landlord's books and records more than one (1) time for any calendar year; and (v) except as provided below, Tenant shall pay all costs (including Landlord's staff expenses) for such audit. Tenant acknowledges that Tenant's right to inspect Landlord's books and records with respect to Landlord's statement of Tenant's Additional Rent for the preceding calendar year is for the exclusive purpose of determining whether Landlord has complied with the terms of the Lease with respect to such Additional Rent. No assignee or subtenant shall conduct an audit for any period during which such assignee or subtenant was not in possession of the Premises.

          (2) Tenant shall have seventy-five (75) days after Tenant's Audit Notice to complete Tenant's inspection of Landlord's books and records concerning Additional Rent, but once started, the actual audit itself shall be completed within five (5) consecutive Business Days. Prior to its inspection, Tenant agrees to request, in writing, all pertinent documents relating to the inspection. If in Landlord's possession, Landlord will provide such documents to Tenant within ten (10) days from Landlord's receipt of the request and Tenant shall not remove such records from Landlord's office or accounting office, as applicable, but Tenant shall have the right to make copies of the relevant documents at Tenant's expense. Tenant shall deliver to Landlord a copy of the results of such audit within fifteen (15) days of its receipt by Tenant.

          (3) If as a result of Tenant's audit it is determined that Landlord's statement understated the Additional Rent payable by Tenant for the year, such understatement and fact of prior non-payment by Tenant shall not constitute an Event of Default, but Tenant shall pay Landlord the deficiency within thirty
(30) days after Tenant receives the audit. If as a result of Tenant's audit it is determined that Landlord's statement overstated the Additional Rent payable by Tenant for the year, such overstatement shall not constitute a default by Landlord under this Lease, but Landlord shall refund the excess payment to Tenant within thirty (30) days after Landlord's receipt of the audit, and if Landlord's statement overstated the Additional Rent payable by Tenant for the year by more than five percent (5%) of the total Additional Rent owed by Tenant for such year, Landlord shall also reimburse Tenant for the total actual out-of-pocket expense incurred in good faith by Tenant to conduct the audit.

          (4) The nature and content of any audit, and the books and records of Landlord reviewed in connection therewith, are strictly confidential. Tenant shall not, and shall not permit its accountants, auditors, employees, brokers and agents to, disclose the information reviewed for, and any information obtained from, the audit and the audit itself, to any other person or entity (other than Landlord or Landlord's agents), including, without limitation, any other existing or prospective tenant of the Building, or any agent, employee, officer, shareholder, partner, accountant, auditor, broker or attorney thereof. A breach of this confidentiality provision by Tenant or any Representative or Visitor of Tenant, shall constitute an Event of Default under this Lease.

     3.3 PAYMENT OF RENT. All amounts payable or reimbursable by Tenant under this Lease, including late charges and interest, shall constitute rent and shall be payable and recoverable as rent in the manner provided in this Lease. Except as provided in Section 15.1 - EVENTS OF DEFAULT or as specifically provided elsewhere in this Lease, all sums payable to Landlord on demand under the terms of this Lease shall be payable within thirty (30) days after notice from Landlord of the amounts due. All rent shall be paid without offset, recoupment or deduction (except to the extent Tenant is entitled to any abatement of rent as expressly provided in this Lease) in lawful money of the United States of America to Landlord at Landlord's Address for Payment of Rent as set forth in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate, or by electronic transfer payable to Landlord's account pursuant to wiring instructions designated by Landlord.

     3.4 PARTICIPATION IN THE IDB PILOT TRANSACTION .

          (a) General Intent. Tenant, as "Applicant," has applied, or may apply, for a reduction in the Taxes applicable to the Premises under the State of Tennessee's "PILOT" (i.e., payment in lieu of taxes) program ("PILOT PROGRAM"). This program is authorized under Section 7-53-101 to 7-53-311, inclusive of the Tennessee Code Annotated, as amended (together with all related rules, regulations and procedures adopted from time to time, the "ACT"). Landlord agrees to cooperate with Tenant in good faith in pursuing such real property tax relief for the Premises, provided that Landlord has no obligation to expend funds or incur any liability, whatsoever, except as may be expressly agreed in writing by Landlord in its sole and absolute discretion. To that end, if Tenant, as Applicant, obtains the approval for a reduction in the Taxes applicable to the Premises under the PILOT Program, Landlord agrees to participate with the Industrial Development Board of the City of Memphis and County of Shelby, Tennessee ("IDB"), and Tenant, whereby Landlord will convey fee title to the Property to the IDB in exchange for the IDB leasing back to Landlord the Property on the terms and conditions contained in the form of the Real Property Lease Agreement attached hereto as EXHIBIT H, and incorporated herein (along with any future amendments entered into by the parties thereto, the "IDB LEASE"), all effective as of the Commencement Date. However, neither the effectiveness of this Lease, nor the Commencement Date, is conditioned upon Tenant obtaining approval of any reduction in Taxes applicable to the Premises under the PILOT Program or the closing of the sale and leaseback of the Property by Landlord and the IDB, as described above. The result of the foregoing sale and leaseback will be to cause this Lease to automatically become a sublease of the Premises, subject to the provisions of the executed IDB Lease. For purposes of the Lease, the term "IDB TRANSACTION" shall refer to any and all involvement of, or arrangement(s) by or among, Landlord, Tenant and/or the IDB in relation to the Act with respect to the Property, including, without limitation, the sale/leaseback transaction and sublease creation described above, any and all amendments to the IDB Lease, the reconveyance of the Property to Landlord by the IDB or otherwise in connection with any termination of the IDB Lease or any modification or termination of the PILOT Program, the approval or execution by the IDB of any and all financing documents and other instruments for Landlord, the performance or failure to perform by the IDB of any and all obligations of the IDB under the IDB Lease, the participation by Landlord and Tenant in the IDB Lease and in the PILOT Program respecting the Premises, and all appurtenant documents, instruments and agreements, and all relevant statutes, ordinances, regulations and conditions thereto, including, without limitation, the Application Procedures and Policies of the IDB, but in all cases only to the extent that the same relate to or arise out of the participation of Landlord in the PILOT Program to obtain benefits thereunder which are to inure to the benefit of Tenant. Landlord agrees to cooperate with Tenant in good faith in pursuing real property tax relief for the Premises, or any portion thereof, under the PILOT Program for the sole benefit of Tenant, but Landlord makes no representation or warranty that Tenant will be successful in obtaining any such relief for all or any portion of the Premises, as same shall be constituted from time to time under the Lease or any amendment thereto. Landlord's obligation to cooperate with Tenant's efforts to pursue such relief shall be limited to the exercise of reasonable good faith efforts, but without the obligation to expend funds or incur any liability, whatsoever, except as may be expressly agreed in writing in Landlord's sole and absolute discretion. It is the understanding and agreement of both Landlord and Tenant that Landlord will participate in the IDB Transaction as an accommodation to Tenant and that Landlord is to suffer no risk, loss, cost or damage due to such participation, except as may be expressly agreed in writing in Landlord's sole and absolute discretion.

          (b) PARTICIPATING PREMISES. Tenant's Application to the IDB for participation in the PILOT Program currently will apply only to the Premises as same are constituted as of the Commencement Date. Tenant represents and Landlord acknowledges that Tenant may file amendments or new applications with the IDB to permit all or any portion of any additional expansion space within the Building that Tenant may become entitled to occupy under the Lease or any amendment hereto, to participate in the PILOT Program, and that to the extent any such future expansion space is approved by the IDB for participation in the PILOT Program and to benefit from such property tax relief, the provisions of this
Section 3.4 shall automatically apply to such additional space upon the execution and delivery by Landlord and Tenant of an amendment to this Lease indicating that such space is included within the PILOT Program property tax "freeze." For purposes of the Lease, the term "Participating Premises" shall mean only that portion of the Premises, as same may be increased or decreased pursuant to the Lease or any amendment thereto, which qualifies for property tax relief under the PILOT Program during any Lease Year or portion thereof. To the extent any portion of the Premises constitutes Participating Premises for less than an entire Lease Year, the pass through of benefits provided under this
Section 3.4 shall be prorated on the basis of the number of days during such Lease Year during which such space constituted Participating Premises.

          (c) ALLOCATION OF "FREEZE" AND "NON-FREEZE" VALUES AND PROPERTY TAXES. The following provisions assume that the only portion of the Property which is entitled to property tax relief under the PILOT Program is the Participating Premises which are or will be entirely controlled by Tenant and/or an approved Transferee in compliance with the Act. In the event that another tenant of the Property unaffiliated with Tenant and occupying premises in the Property separate from the Premises qualifies for property tax relief by virtue of its and the Property's participation in the PILOT Program, Tenant agrees that the following allocation provisions will be adjusted accordingly so that Tenant, and all other qualified tenants, receive the benefits intended under the PILOT Program and the IDB Lease. The parties understand that under the PILOT Program, Shelby County and the City of Memphis will continue to issue property tax bills for the Property, but that due to the entire Property's participation in the IDB Transaction even though not all of the Property necessarily being entitled to property tax relief under the PILOT program at any time, such bills for payments in lieu of taxes, or the underlying records and documentation held by the Shelby County Assessors Office, will have a separate allocation or calculation of assessments, one for the Participating Premises and one for the balance of the Property. The parties further understand that the allocation of property tax assessments under the PILOT Program is intended to result in the portion applicable to the Participating Premises reflecting only an assessment equal to the Rentable Area of the Participating Premises divided by the total Rentable Area of the Building ("TENANT'S PARTICIPATING SHARE"), of the value of the Land as of the date specified in the IDB's approval of Tenant's Application, and the portion applicable to the balance of the Property reflecting only an assessment equal to the sum of (X) 1 minus Tenant's Participating Share, times the value of the Land as of the applicable date, plus (Y) 1 minus Tenant's Participating Share, times the value of the improvements on the Land as of the applicable date. The parties further understand that the net property taxes which shall apply to the Participating Premises and the balance of the Property, respectively, are derived by applying the then current millage rate to each portion of the assessed value of the Property as determined and allocated above. The parties also understand that the issuance of supplemental property tax bills and changes in the PILOT Program itself may result in additional property taxes being imposed upon the Property which relate to the Premises and/or the Participating Premises, and Tenant agrees to pay to Landlord all Taxes which are legitimately imposed upon the Property and which apply to the Premises or the Participating Premises pursuant to the operation of this Section 3.4, or other applicable provisions of the Lease.

          (d) PASS-THROUGH OF PROPERTY TAX RELIEF TO TENANT. Subject to Landlord's and Tenant's participation in, and the continuation of, the PILOT Program with the IDB, and so long as and to the extent Tenant's approved Application(s) for the Participating Premises remain(s) in effect, then if Tenant's Participating Share of PILOT Program Taxes (with property taxes determined and allocated as described above) in any Year are less than Tenant's Participating Share of Base Taxes, Landlord agrees (i) to credit against Tenant's Share of the amount (if any) that Operating Costs and non-PILOT Program Taxes for such Year are expected to exceed the sum of Base Operating Costs and non-PILOT Program Taxes (as estimated by Landlord pursuant to Section 3.3 (b)(3) above), an amount equal to Tenant's Participating Share of Base Taxes minus Tenant's Participating Share of PILOT Program Taxes for the current Year, and
(ii) to credit against Base Rent next coming due under the Lease an amount equal to (X) Tenant's Participating Share of Base Taxes minus Tenant's Participating Share of PILOT Program Taxes for the current Year, less (Y) the amount credited against Tenant's Share of the amount that Operating Costs and non-PILOT Program Taxes for such Year are expected exceed the sum of Base Operating Costs and non-PILOT Program Taxes as provided in clause (i) above, so long as the resulting sum is greater than zero. Any over or under-credit for PILOT Program tax relief allocated based on estimates of Operating Costs and Taxes shall be adjusted as part of the annual reconciliation pursuant to Section 3.3(b) above. Landlord and Tenant also acknowledge and agree that the definition of Taxes under the Lease is broader than merely the PILOT Program property taxes, that all other taxes, assessments or other charges referenced in Section 6.03 of the IDB Lease are intended to be included within the definition of Taxes, and that the foregoing allocation is not intended to substitute, reduce or eliminate Tenant's obligation to pay Tenant's Share of all other Taxes as provided in the Lease, except to the extent such credit excess is to be applied thereto as specified above.

          (e) TENANT'S INDEMNIFICATION OF LANDLORD FOR ITS PARTICIPATION IN THE PILOT PROGRAM. As a condition of Landlord agreeing to enter into the IDB Transaction, execute the IDB Lease, perform Landlord's obligations thereunder, and grant to Tenant the credit against Base Rent provided in subparagraph (d) above, and in recognition of the fact that but for the following, Landlord would not, and is not required to, enter into the IDB Transaction, execute the IDB Lease, or grant the credit specified above, Tenant covenants and agrees, at its expense, to pay, and to indemnify, defend, protect and save Landlord, and any incorporator, member, shareholder, partner, manager, officer, director, agent, counsel, employee, contractor, servant, tenant or licensee (except Tenant in each case) of Landlord (collectively, "LANDLORD PARTIES"), harmless, from and against any and all claims, actions, liabilities, damages, costs, expenses, losses, liens suits, judgments, and penalties, including, without limitation, reasonable attorneys' fees and costs, expert witness fees and costs and court costs incurred in defending against the same, (collectively, "PILOT which Landlord Parties may suffer or incur, arising out of or in any connected with Landlord's Parties participation in the IDB Transaction for the benefit of Tenant, including, without limitation, (i) Landlord's preparation, negotiation and execution of the IDB Lease and all collateral documents and instruments and any amendments thereto, (ii) Landlord's performance of or compliance with, or failure to perform or comply with, any or all of the obligations of Landlord under the IDB Lease or the IDB Transaction, (iii) any misrepresentation, breach of covenant or warranty, or violation by any party to the IDB Transaction or the IDB Lease which arises or occurs under the IDB Transaction, including, without limitation, any violation of the Act, or any conditions, agreements, restrictions, laws, ordinances, or regulations affecting the IDB Transaction or the IDB Lease, (iv) the termination of the IDB Lease, reconveyance of the Property, and the termination of the Lease and/or the reinstatement or re-entering of the Lease caused by the termination of the IDB Lease, (v) the failure of Landlord to obtain fee title to and possession of the Property in the condition required under the IDB Lease upon the exercise of any reconveyance right or option therein, to the extent such failure is caused or contributed by any act or omission of, or breach of the Act or the IDB Lease by, Tenant or Tenant's Representatives, or the IDB or its Representatives, (vi) any damage to or loss of the Property arising out of or in any way connected with any act, negligent omission, or breach of the IDB Lease by the IDB or its Representatives, (vii) the Act, the IDB Program, the IDB Lease, and/or Tenant's or Landlord's participation therein being terminated by any act of any governmental agency, or declared to be void, illegal, unconstitutional or otherwise terminated by any court of competent jurisdiction, (viii) any materially increased costs or risks, or loss of, any sale, lease, financing or development opportunity for the Property proximately caused by Landlord's and the Property's participation in the IDB Transaction, and (ix) any action brought by any existing or prospective lender, purchaser or tenant of the Property against Landlord and/or the Property due to any of the foregoing. The foregoing indemnity will not apply to any PILOT Claim (aa) to the extent such PILOT Claim arises out of an intentional breach by Landlord of an express material covenant of Landlord contained in the IDB Lease, or (bb) to the extent the damages suffered by Landlord Parties under such PILOT Claim arose or would have arisen out of Landlord's breach, whether intentional or unintentional, of any obligation that Landlord had or would have had by virtue of the terms of the Lease or otherwise if Landlord and the Property had not participated in the

IDB Transaction, or (cc) to the extent of any covenant of Landlord expressly set forth in subsection 3.4(j) below. As soon as reasonably practicable after Landlord comes to believe circumstances have arisen that have the potential of becoming a PILOT Claim under the foregoing indemnity, Landlord shall give to Tenant written notice of such circumstances. All such PILOT Claims shall be defended by counsel acceptable to Landlord and paid for by Tenant. The foregoing indemnification by Tenant shall not be in lieu of any other remedy available to Landlord and Landlord reserves all rights and remedies available under the Lease and at law and equity, including, without limitation, the right to exercise the option to re-purchase the Premises from the IDB pursuant to the IDB Lease, notwithstanding the fact that such exercise and consummation may reduce or eliminate the property tax relief sought by Tenant under the PILOT Program.

          (f) NO THIRD-PARTY BENEFICIARY; NO CROSS DEFAULT; WAIVER. As a further condition of Landlord entering into the IDB Transaction, and except only with respect to Landlord's obligations to make PILOT payments for the Premises as set forth in the IDB Lease, and notwithstanding any other thing to the contrary in the IDB Lease, Tenant expressly disclaims any interest, as a third-party beneficiary or otherwise, in any covenant, representation, warranty, release or indemnification made by Landlord under the IDB Lease and agrees to look only to the express terms of the Lease with respect to the rights and obligations of Landlord and Tenant vis-a-vis each other with respect to the Premises and the subject matters addressed in the Lease or in the IDB Lease. Without in any way limiting the effect of Tenant's indemnification of Landlord in connection with the IDB Transaction as provided in subsection (e) above, Landlord expressly disclaims any interest, as a third-party beneficiary or otherwise, in any covenant, representation, warranty, release or indemnification made by Tenant under the IDB Lease and agrees to look only to the express terms of the Lease with respect to the rights and obligations of Landlord and Tenant vis-a-vis each other with respect to the Premises and the subject matters addressed in the Lease or in the IDB Lease. No Event of Default by Landlord under the IDB Lease shall constitute or be construed by itself as a default by Landlord under this Lease, unless and to the extent the same circumstance independently constitutes a default under the Lease. Furthermore, Tenant hereby waives and releases all PILOT Claims against Landlord Parties for damages caused or contributed to by Landlord's unintentional or negligent failure to perform any or all the obligations or observe any or all the conditions applicable to Landlord in connection with the IDB Transaction. The foregoing waiver will not apply to any PILOT Claim (aa) to the extent such Claim arises out of an intentional breach by Landlord of an express material covenant of Landlord contained in the IDB Lease, or (bb) to the extent the damages suffered by Tenant under such PILOT Claim arose or would have arisen out of Landlord's breach, whether intentional or unintentional, of any obligation that Landlord had or would have had by virtue of the terms of the Lease or otherwise if Landlord and the Property had not participated in the IDB Transaction, but were not otherwise waived or released under the terms of the Lease, or (cc) to the extent of any covenant of Landlord expressly set forth in subsection 3.4(j) below. Nothing in this Section 3.4 shall be construed as a waiver by Landlord of any of its rights to enforce any and all of the provisions of the Lease notwithstanding whether Landlord's and/or Tenant's participation in the IDB Transaction continues or terminates.

          (g) EXERCISE OF LANDLORD'S REPURCHASE RIGHT IN THE IDB LEASE. Landlord agrees that it will not exercise its rights to re-purchase the Property from the IDB pursuant to the provisions of Article XI of the IDB Lease, unless and until any one of the following occur: (i) Tenant shall have committed an Event of Default under either or both of the IDB Lease and this Lease, (ii) the IDB shall have committed an Event of Default under the IDB Lease or otherwise committed acts which cause or are likely to cause serious damage, injury or loss to Landlord or to the Property, (iii) the IDB Lease is about to expire or has expired pursuant to its terms, or (iv) the fact of Landlord's participation in the IDB Transaction, or the Property's ownership by the IDB, causes or is likely to cause Landlord to suffer materially increased costs, risks, or losses in connection with constructing, operating, leasing, financing, developing or selling the Property or any opportunity therefor. With respect to the occurrence or possible occurrence of an event under clause (iv) above, Landlord agrees to give to Tenant prompt written notice of its suspicion thereof, and no less than sixty (60) days prior written notice of Landlord's intent to exercise its re-purchase rights for the Property under the IDB Lease. In addition, upon Tenant's receipt of Landlord's notice of its suspicion as provided above, Tenant may direct Landlord by written notice thereafter to exercise the re-purchase rights set forth in Article XI of the IDB Lease, and Landlord shall promptly exercise those rights as provided therein in order to minimize the likelihood and/or amount of any PILOT Claim which may arise. Tenant hereby waives and releases all claims against Landlord, whether known or unknown, foreseeable or unforeseeable, with respect to Landlord's exercise of the repurchase rights set forth in the IDB Lease pursuant to the foregoing.

          (h) SUBORDINATION, NON-DISTURBANCE, ATTORNMENT AND RE-INSTATEMENT OF THE LEASE. Landlord and Tenant acknowledge that due to the fact that the Lease is a sublease subject to the IDB Lease, and notwithstanding the fact that an Event of Default under the IDB Lease is intended to result in only the conveyance of the Property back to Landlord such that there would be no termination of the Lease by operation of law or otherwise due to the termination of the IDB Lease, it is possible that a termination of the IDB Lease may be alleged to terminate this Lease. Nevertheless, Landlord and Tenant expressly agree that in the event the IDB Lease is terminated for any reason, including, without limitation, any default or exercise of any right by Landlord, Tenant or the IDB, this Lease shall not be terminated solely due to such termination of the IDB Lease, or, if such termination terminates this Lease, Landlord and Tenant will immediately reinstate this Lease or enter into a new lease upon all the same terms and conditions as set forth in this Lease, to be effective retroactively as of the Lease Date of the Original Lease. Notwithstanding anything to the contrary in the foregoing, no termination, continuation or reinstatement or the Lease, or any re-entering into a new lease as provided in the preceding sentence, shall constitute or be construed as a waiver of any default by either Landlord or Tenant under the provisions of the Lease. The provisions of this Section 3.3(h) shall survive the termination of the Lease due to the termination of the IDB Lease for any reason.

                  (i) TENANT'S PAYMENT OF CERTAIN EXPENSES ASSOCIATED WITH THE IDB PROGRAM. On or before the date of execution and delivery of the IDB Lease by Tenant and Landlord to the IDB, Tenant agrees to pre-pay directly to the IDB all Basic Rent which will be owed by Landlord as "Lessee" under Section 4.1 of the IDB Lease for the

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

entire term thereof, and the Purchase Price for the Property under Section 11.1 of the IDB Lease. In addition, at the direction of Landlord, Tenant agrees to pay directly to the IDB any and all payments of Additional Rent that may become due under the provisions of the IDB Lease as and when required thereunder. Tenant also agrees to pay to Landlord upon demand as Additional Rent under the Lease all out-of-pocket costs or other costs incurred or required to be paid by Landlord under the IDB Lease or in connection with the IDB Transaction, including, without limitation, any costs to obtain new leasehold title insurance or endorsements to existing policies for the Property, except those PILOT payments which come due under the IDB Lease and do not relate to the Premises, and any costs which Landlord incurs pursuant to performing any covenant of Landlord expressly set forth in subsection 3.4(j) below.

          (j) LANDLORD'S GUARANTY OF MINIMUM PILOT BENEFITS. Landlord and Tenant acknowledge that Tenant and Lenox Park Building G Partners, an affiliate of Landlord ("BUILDING G PARTNERS"), previously entered into an Lease Agreement dated as of December 12, 2000, as amended by that certain First Amendment of Lease Agreement dated as of January __, 2001 (together, the "RIDDELL BUILDING G LEASE") Wherein Tenant agreed to lease from Building G Partners all of the second and third floors of Building G in the Project. Tenant, with Building G Partners' cooperation, also successfully applied for and received approval from the IDB of a reduction in the Taxes applicable to Building G and the Riddell Building G Lease Premises under the PILOT Program and Building G Partners entered into a PILOT Transaction to facilitate such reduction. Said PILOT Transaction resulted in the execution and recording of an IDB Lease for Building G (the "RIDDELL BUILDING G PREMISES IDB LEASE") having an intended term of three
(3) years from the effective date of the PILOT Transaction therefor and a specific amount and duration of a property tax reduction as specified therein. A condition precedent to the effectiveness of this Lease is the termination of the Riddell Building G Lease, and a condition precedent to the termination of the Riddell Building G Lease is the execution and delivery of this Lease by Landlord and Tenant. In light of the effect of Tenant terminating the Riddell Building G Lease and entering into this Lease being a loss of the benefit of the PILOT Program as to the Riddell Building G Lease premises and the relocation of Tenant's occupancy rights in the Project from Building G to Building F, and in light of the fact that a reduction in Taxes applicable to the Premises under the PILOT Program has not yet been approved, may be delayed, and may never be approved, and notwithstanding anything to the extent contrary in the foregoing provisions of this Section 3.4, Landlord agrees to the following:

               (I) From and after the Commencement Date, and subject to the conditions set forth below in Subsection (II) below, to the extent that the IDB has not approved a reduction in Taxes applicable to the Premises which results in Tenant's obligation for Taxes under this Lease being equal to or less than that which would have been applicable under the PILOT transaction approved for the Riddell Building G Lease, then in addition to the credits granted by Landlord under Subsection 3.4 (d) above, if any, if Tenant's Participating Share of PILOT Program Taxes (with property taxes determined and allocated as described above) in any Year would have been even less than that calculated under Subsection 3.4(d) above had the IDB approved a reduction in Taxes equal to that approved for the Riddell Building G Lease, Landlord agrees to additionally credit against:

                  (A) Tenant's Share of the amount (if any) that Operating Costs and non-PILOT Program Taxes for such Year are expected to exceed the sum of Base Operating Costs and non-PILOT Program Taxes (as estimated by Landlord pursuant to Section 3.3 (b)(3) above and after the application of any credits pursuant to
Section 3.4(d) above), an amount equal to Tenant's Participating Share of PILOT Program Taxes (or Tenant's Participating Share of Base Taxes if no PILOT Program reduction was granted) for the current Year minus what would have been Tenant's Participating Share of PILOT Program Taxes for the current Year had the IDB approved a reduction in Taxes equal to that approved for the Riddell Building G Lease, and

                  (B) Base Rent next coming due under the Lease, an amount equal to (X) Tenant's Participating Share of PILOT Program Taxes (or Tenant's Participating Share of Base Taxes if no PILOT Program reduction was granted) for the current Year minus what would have been Tenant's Participating Share of PILOT Program Taxes for the current Year had the IDB approved a reduction in Taxes equal to that approved for the Riddell Building G Lease, less (Y) the amount credited against Tenant's Share of the amount that Operating Costs and non-PILOT Program Taxes for such Year are expected exceed the sum of Base Operating Costs and non-PILOT Program Taxes as provided in clause (i) above, so long as the resulting sum is greater than zero.

               (II) The foregoing in-lieu-of-PILOT Program credits by Landlord is subject to the following limitations and conditions:

                  (A) Tenant preparing and submitting to the IDB no later than thirty (30) days after the full execution of this Lease by both Landlord and Tenant, and thereafter expeditiously processing in good faith an application for property tax reduction under the PILOT Program applicable to the Premises;

                  (B) The denial by the IDB of approval for property tax reduction under the PILOT Program for the Premises, or the granting of property tax reduction under the PILOT Program for the Premises in an amount less than that granted under the Riddell Building G Premises IDB Lease, in either case due solely to the relocation of Tenant from Building G to Building F and/or the failure or unwillingness of the IDB to accept and agree to any or all of the modifications to the IDB's standard form Real Property Lease Agreement as incorporated in the IDB Lease attached to this Lease as Exhibit H, or otherwise desired by Landlord;

                  (C) the continuation of the PILOT Program by the IDB with respect to properties similar to the Project in Memphis and Shelby County, Tennessee, and to applicants proposing Jobs, Wages and Capital Investment similar in nature to that proposed by Tenant for Building G;

                  (D) the monthly application from and after the Commencement Date of this Lease of such additional credits in the same manner and for the same number of months as would have been available to Tenant under the Riddell Building G Lease and the Riddell Building G Premises IDB Lease from and after the Scheduled Commencement Date thereunder;

                  (E) the term "equal to that approved for the Riddell Building G Lease" shall mean the net differential in actual property tax reduction expressed in dollars and cents per rentable square foot for Building G pursuant to the Riddell Building G Lease and the Riddell Building G Premises IDB Lease; and

                  (F) in the event that during the Term of this Lease the IDB approves any PILOT Program property tax reduction applicable to the Premises, the foregoing credits shall be appropriately adjusted, including any retroactive effect.

               (K) Notwithstanding any provision of this Lease to the contrary, Landlord shall be solely responsible for, and shall bear and pay, all attorneys fees and expenses incurred by Landlord in the negotiation , preparation, and execution of the IDB Lease, as well as any amendment or supplement to the Riddell Building G Premises IDB Lease which may be required by the IDB; and Landlord shall reimburse Tenant for all reasonable attorneys fees and expenses incurred by Tenant (i) in the preparation and filing of the application referenced in subsection (II)(A) above, (ii) in the negotiation, preparation, and execution of the IDB Lease, and (iii) in connection with the release of Tenant (or the termination of PILOT benefits for Tenant) under the Riddell Building G IDB Lease. The foregoing shall include any additional fees or charges which Tenant may be required to pay to the IDB in excess of those for which Tenant is obligated under the PILOT transaction as presently provided for in the Riddell Building G Premises IDB Lease, but (except for the credits provided for above) shall not be deemed to include any other fees, payments, or charges associated with the PILOT Program, incurred by Tenant.

4. SECURITY DEPOSIT. Thirty (30) days prior to the Scheduled Commencement Date, Tenant shall deposit with Landlord the sum set forth in the Basic Lease Information, in cash, as security for the performance of Tenant's obligations under this Lease. Landlord may (but shall have no obligation to) use the security deposit or any portion thereof to cure any Event of Default under this Lease or to compensate Landlord for any damage Landlord incurs as a result of Tenant's failure to perform any of Tenant's obligations hereunder. In such event Tenant shall immediately pay to Landlord an amount sufficient to replenish the security deposit to the sum initially deposited with Landlord. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return to Tenant the security deposit or the balance thereof then held by Landlord and not applied as provided above. Landlord may commingle the security deposit with Landlord's general and other funds, and Landlord shall not be required to pay interest on the security deposit to Tenant.

     5. USE AND COMPLIANCE WITH LAWS.

     5.1 Use. The Premises shall be used for general business office purposes and for no other use or purpose. Tenant shall comply with all present and future Laws relating to Tenant's use or occupancy of the Premises (and make any repairs, alterations or improvements as required to comply with all such Laws), and shall observe the "Building Rules" (as defined in Section 27 - RULES AND REGULATIONS). Tenant shall not do, bring, keep or sell anything in or about the Premises that is prohibited by, or that will cause a cancellation of or an increase in the existing premium for, any insurance policy covering the Property or any part thereof. Tenant shall not permit the Premises to be occupied or used in any manner that will constitute waste, a nuisance, be deemed to be disreputable in any manner, or disturb the quiet enjoyment of or otherwise annoy other tenants in the Building. Without limiting the foregoing, the Premises shall not be used for educational activities (other than training purposes for Tenant's own on-site employees or business related personnel), practice of medicine or any of the healing arts, providing social services, or for any governmental use (including embassy or consulate use). Tenant shall not, without the prior consent of Landlord, (i) bring into the Building or the Premises anything that may cause substantial noise, odor or vibration, overload the floors in the Premises or the Building or otherwise overload or damage any of the heating, ventilating and air-conditioning ("HVAC"), mechanical, elevator, plumbing, electrical, fire protection, sprinklers, life safety, security, the Interbuilding Communication System (as defined in Section 9.2(d) below) or other systems in the Building (collectively along with HVAC, "BUILDING SYSTEMS"), or jeopardize the structural integrity of the Building or any part thereof; (ii) connect to the utility systems of the Building any apparatus, machinery or other equipment other than typical office equipment; or (iii) connect (directly, or indirectly through use of intermediate devices, electrified strip molding, or otherwise) to any electrical circuit in the Premises any equipment or other load with aggregate electrical power requirements in excess of 80% of the rated capacity of the circuit.

     Tenant may, at its expense, install and use microwave ovens, refrigerators, dishwashers and similar appliances in an employee lounge area for the purpose of enabling employees to prepare food for their own consumption, and Tenant may also provide catered food service to its employees and other business related personnel from time to time in connection with business meetings on the Premises.

     Landlord hereby consents to provide to Tenant, at Landlord's cost, a sign on the Building's directory of tenants located in the lobby of the Building, which sign may be only the Tenant's name and shall be consistent with the style of other names on the directory, and a building standard sign at the main entrance to the Tenant's Premises.

     5.2 HAZARDOUS MATERIALS.

         (a) DEFINITIONS.

             (1) "HAZARDOUS MATERIALS" shall mean any substance: (A) that now or in the future is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including for example only the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss.9601 et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. ss.6901 et seq., or (B) that is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, dangerous or otherwise hazardous, including gasoline, diesel fuel, petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos and asbestos-containing materials, radon and urea formaldehyde foam insulation.

                  (2) "ENVIRONMENTAL REQUIREMENTS" shall mean all present and future Laws, orders, permits, licenses, approvals, authorizations and other requirements of any kind applicable to Hazardous Materials.

                  (3) "HANDLED BY TENANT" and "HANDLING BY TENANt" shall mean and refer to any installation, handling, generation, storage, use, disposal, discharge, release, abatement, removal, transportation, or any other activity of any type by Tenant or its agents, employees, contractors, licensees, assignees, sublessees, transferees (whether or not approved by Landlord pursuant to Article
14) or representatives (collectively, "Representatives") or its guests, customers, invitees, or visitors (collectively, "Visitors"), at or about the Premises in connection with or involving Hazardous Materials.

                  (4) "ENVIRONMENTAL LOSSES" shall mean all costs and expenses of any kind, damages, including foreseeable and unforeseeable consequential damages, fines and penalties incurred in connection with any violation of and compliance with Environmental Requirements and all losses of any kind attributable to the diminution of value, loss of use or adverse effects on marketability or use of any portion of the Premises or Property.

          (b) TENANT'S COVENANTS. No Hazardous Materials shall be Handled by Tenant at or about the Premises or Property without Landlord's prior written consent, which consent may be granted, denied, or conditioned upon compliance with Landlord's requirements, all in Landlord's absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, such as copier fluids and cleaning supplies ("PERMITTED HAZARDOUS MATERIALS"), may be used and stored at the Premises without Landlord's prior written consent, provided that Tenant's activities at or about the Premises and Property and the Handling by Tenant of all Hazardous Materials shall comply at all times with all Environmental Requirements. At the expiration or termination of the Lease, Tenant shall promptly remove from the Premises and Property all Hazardous Materials Handled by Tenant at the Premises or the Property. Tenant shall keep Landlord fully and promptly informed of all Handling by Tenant of Hazardous Materials other than Permitted Hazardous Materials. Tenant shall be responsible and liable for the compliance with all of the provisions of this Section by all of Tenant's Representatives and Visitors, and all of Tenant's obligations under this Section (including its indemnification obligations under paragraph (e) below) shall survive the expiration or termination of this Lease.

          (c) COMPLIANCE. Subject to Landlord's right of first response and to take over response as set forth in Section 5.2(d) below, Tenant shall at Tenant's expense promptly take all actions required by any governmental agency or entity in connection with or as a result of the Handling by Tenant of Hazardous Materials at or about the Premises or Property, including inspection and testing, performing all cleanup, removal and remediation work required with respect to those Hazardous Materials, complying with all closure requirements and post-closure monitoring, and filing all required reports or plans. All of the foregoing work and all Handling by Tenant of all Hazardous Materials shall be performed in a good, safe and workmanlike manner by consultants qualified and licensed to undertake such work and in a manner that will not interfere with any other tenant's quiet enjoyment of the Property or Landlord's use, operation, leasing and sale of the Property. Tenant shall deliver to Landlord prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure or remedial action plans, notices, and all other documents relating to the Handling by Tenant of Hazardous Materials at or about the Premises or Property. If any lien attaches to the Premises or the Property in connection with or as a result of the Handling by Tenant of Hazardous Materials, and Tenant does not cause the same to be released, by payment, bonding or otherwise, within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released and any sums expended by Landlord in connection therewith shall be payable by Tenant on demand.

          (d) LANDLORD'S RIGHTS. Landlord shall have the right, but not the obligation, to enter the Premises at any reasonable time upon the delivery of written notice no less than the prior business day (except in the case of an emergency when no prior notice shall be required) (i) to confirm Tenant's compliance with the provisions of this Section, and (ii) to perform Tenant's obligations under this Section if Tenant has failed to do so after reasonable notice to Tenant. Notwithstanding the foregoing, with respect to any circumstance which, in Landlord's reasonable judgment, may constitute a Handling by Tenant of Hazardous Materials which occurs, or is likely to occur or migrate, outside of the Premises, or may constitute an immediate and serious danger to public health and safety, or may be beyond the ability of Tenant to quickly and completely manage, Landlord shall have, but shall not be obligated to exercise, a "right of first response" and a "right to take over response" with respect to any testing and remediation that may be required in connection with such Handling by Tenant. Upon receipt of information by Landlord of any of the foregoing circumstances, Landlord shall have a reasonable time, not to exceed three (3) Business Days, within which to notify Tenant in writing that Landlord will exercise its right of first response or right to take over response to test for and/or remediate such circumstance, in which case Tenant's obligation to actually perform or to continue to perform such testing and/or remediation shall be deferred so long as Landlord does not thereafter notify Tenant in writing to commence its own performance of such obligations. Until Landlord so notifies Tenant that Landlord intends to exercise the foregoing rights, Tenant shall immediately commence and continue to test, remediate or undertake such other actions as are reasonably appropriate for such circumstance. Nothing with respect to the foregoing shall relieve or release Tenant from any of its obligations under Section 5.2 (e) below. Landlord shall have the right to engage qualified Hazardous Materials consultants to inspect the Premises and review the Handling by Tenant of Hazardous Materials, including review of all permits, reports, plans, and other documents regarding same. If Landlord has a reasonable belief that Tenant may not be in compliance with the provisions of this Section, or if Landlord's Hazardous Materials consultant discovers evidence of such non-compliance, Tenant shall pay to Landlord on demand the costs of Landlord's consultants' fees and costs incurred by Landlord in connection with such inspection and review. In all cases Tenant shall pay to Landlord on demand all costs incurred by Landlord in performing Tenant's obligations under this Section. Landlord shall use reasonable efforts to minimize any interference with Tenant's business caused by Landlord's entry into the Premises, but Landlord shall not be responsible for any interference caused thereby.

          (e) TENANT'S INDEMNIFICATION. Tenant agrees to indemnify, defend and hold harmless Landlord and its partners or members and its or their partners, members, directors, officers, shareholders, employees and agents from all Environmental Losses and all other claims, actions, losses, damages, liabilities, costs and expenses of every kind, including reasonable attorneys', experts' and consultants' fees and costs, incurred at any time and arising from or in connection with the Handling by Tenant of Hazardous Materials at or about the Property or Tenant's failure to comply in full with all Environmental Requirements with respect to the Premises.

          (f) LANDLORD'S REPRESENTATIONS AND COVENANTS. Landlord represents that as of the Commencement Date, Landlord is not aware of any Hazardous Materials located in the Premises or the Land in violation of any Environmental Requirements which could reasonably have a material detrimental effect upon Tenant's operation of its business from the Premises. Landlord covenants that during the Term of this Lease it will use commercially reasonable efforts to cause the Land to comply with applicable Environmental Requirements of governmental agencies in the manner, time and extent thereby imposed; provided, however, the foregoing covenant shall not (i) limit any remedy or right of Landlord against Tenant, any other tenant or any other person or entity, in connection with Hazardous Materials that may come to be located on or adjacent to the Land; or (ii) relieve Tenant of any responsibility for Hazardous Materials as set forth elsewhere in this Lease or that may otherwise be applicable under Environmental Requirements, subject to Landlord's right of first response and to take over response set forth in Section 5.2(d) above. The extent, timing and adequacy of Landlord's compliance with Environmental Requirements shall be determined solely by such governmental agencies in consultation with Landlord.

     5.3 AMERICANS WITH DISABILITIES ACT (ADA). Any modifications within the Premises that are required of Landlord in order to deliver the Premises to the Tenant shall be made in accordance with local building codes and generally accepted ADA modifications required at the time of such modification. After delivery of the Premises to the Tenant, in compliance with the preceding sentence, Tenant assumes all responsibility for compliance of the Premises with any and all applicable laws, regulations and building codes relating to any use or occupancy of the Premises, as permitted under Section 5.1 - Use, governing non-discrimination and public accommodations and commercial facilities ("PUBLIC ACCOMMODATION LAWS"), including without limitation, the requirements of the

Americans with Disabilities Act, 42 U.S.C. 12-101 and all regulations and promulgations thereunder, except changes which are required under such laws to be made solely to the structural portions of the Premises which are not precipitated due to changes otherwise required hereunder to be made by Tenant in or to the Premises. Tenant shall complete any and all alterations, modifications or improvements to the Premises necessary in order to comply with all Public Accommodation Laws during the term of this Lease whether such improvements or modifications are the legal responsibility of Landlord, Tenant, or a third party. Tenant agrees to indemnify, defend, protect and hold harmless Landlord from and against any and all claims, liabilities, fines, penalties, losses, damages and expenses (including attorney's fees) arising in connection with Tenant's failure to comply with the provisions of this Section relating to compliance with Public Accommodation Laws. Tenant agrees to notify Landlord in writing within ten (10) days of receipt of any notice served to Tenant regarding compliance with any Public Accommodation Laws. Landlord assumes all responsibility for compliance of the Property, outside of areas leased to tenants, with Public Accommodation Laws. Landlord agrees to indemnify, defend, protect and hold harmless Tenant from and against any and all claims, liabilities, fines, penalties, losses, damages and expenses (including attorney's fees) arising in connection with Landlord's failure to comply with the provisions of the foregoing sentence.

     5.4 LOBBY EXPOSURE. With respect to the portion of the Premises, if any, which may be located on the ground floor of the Building and is visible through glass doors or interior window panes from the common lobby area on the ground floor of the Building (the "VISIBLE PORTION OF THE PREMISES"), Tenant shall not install, hang, modify, remove or substitute any flooring, floor covering, wall or divider material, wall covering, window treatment or covering, furniture, artwork, machinery, equipment, signage, decoration or other personal property or fixture ("VISIBLE ITEMS"), nor shall Tenant undertake any use thereof except as a reception area, without the prior written consent of Landlord. Tenant acknowledges that due to the fact that the Visible Portion of the Premises, the particular use thereof, and all personal property and fixtures located therein, will be visible to the public from the ground floor lobby area, and that the appearance of same may have an effect upon the marketability of the Building and space therein, Landlord's foregoing consent to the initial components of the Visible Items which Tenant may wish to include as part of the Tenant Improvements or which Tenant may wish to install at the commencement of the Term of this Lease, and any changes thereto, as well as to any particular use thereof other than as a reception area, may be withheld or conditioned in Landlord's sole and absolute discretion.

     5.5 PARKING.

          (a) TENANT'S PARKING RIGHTS. Landlord shall provide Tenant, on an unassigned and non-exclusive basis, in the Parking Facility the number of parking spaces set forth in the Basic Lease Information. If Tenant leases additional office space pursuant to this Lease, Landlord shall provide Tenant, also on an unassigned, non-exclusive and unlabelled basis, one (1) additional parking space in the Parking Facility for each Two Hundred Fifty (250) usable square feet of additional office space leased to Tenant. The parking spaces to be made available to Tenant hereunder may contain a reasonable mix of spaces for compact cars, a proration of handicapped cars and up to ten percent (10%) of the unassigned spaces may also be designated by Landlord as Building visitors' parking.

          (b) AVAILABILITY OF PARKING SPACES. Landlord shall take reasonable actions to ensure the availability of the parking spaces leased by Tenant, but Landlord does not guarantee the availability of those spaces at all times against the actions of other tenants of the Building and users of the Parking Facility. Access to the Parking Facility may, at Landlord's option, be regulated by card, pass, bumper sticker, decal or other appropriate identification issued by Landlord. Tenant shall not, and shall make reasonable good faith efforts to ensure that its Representatives or Visitors do not, park in any parking area of the Project except in the Parking Facility located on the Land, without Landlord's prior express written consent or direction.

          (c) ASSIGNMENT AND SUBLETTING. Notwithstanding any other provision of the Lease to the contrary, Tenant shall not assign its rights to the parking spaces or any interest therein, or sublease or otherwise allow the use of all or any part of the parking spaces to or by any other person, except with Landlord's prior written consent, which, when accompanying any proposed Transfer of the Lease under Article 14 below, may be granted or withheld by Landlord in accordance with the same standards as apply to the Transfer, but if separate from any interest in the Lease or Premises, in Landlord's sole and absolute discretion. In the event of any separate assignment or sublease of parking space rights that is approved by Landlord, Landlord shall be entitled to receive, as additional Rent hereunder, one hundred percent (100%) of any profit received by Tenant in connection with such assignment or sublease. The rights to the parking spaces may only be sublet or assigned with the sublease or assignment of the Premises.

          (d) CONDEMNATION, DAMAGE OR DESTRUCTION. In the event the Parking Facility is the subject of a Condemnation, or is damaged or destroyed, and this Lease is not terminated, and if in such event the available number of parking spaces in the Parking Facility is permanently reduced, then Tenant's rights to use parking spaces hereunder may, at the election of Landlord, thereafter be reduced in proportion to the reduction of the total number of parking spaces in the Parking Facility, and the Monthly Parking Rental, if any, payable hereunder shall be reduced proportionately. In such event, Landlord reserves the right to reduce the number of parking spaces to which Tenant is entitled or to relocate some or all of the parking spaces to which Tenant is entitled to other areas in the Parking Facility.

6.   ALTERATIONS.

     6.1 Tenant shall not make any alterations, improvements or changes to the Premises (including installation of any security system or telephone or data communication wiring), other than the Tenant Improvements ("ALTERATIONS"), without Landlord's prior written consent, except as provided below. Minor Alterations (e.g., painting, carpeting and wallcovering) which do not affect the structural portions (including floor slabs below and above the Premises), Building Systems, electrical system, or waterproofing of the Building, or which are not easily visible from outside the Building, from public areas of the Property or Building or from common lobby areas on the ground floor of the Building, and which in the foregoing cases either cost less than $5,000 or which constitute only the installation or repair of telephone or data communication wiring ("MINOR ALTERATIONS"), shall not require Landlord's prior approval. Any Alterations affecting the structural portions, waterproofing of the Building or the Building Systems shall require Landlord's prior written consent, which consent may be denied or subject to conditions in the sole and absolute discretion of the Landlord. All other Alterations shall require Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Any Alterations approved by Landlord and all Minor Alterations, shall be undertaken and completed by Tenant at Tenant's sole cost and expense: (i) only after giving Landlord written notice of reasonable duration prior to the commencement of construction or installation; (ii) with due diligence, in a good and workmanlike manner, using new or equivalent materials; (iii) in compliance with plans and specifications approved by Landlord under Section 6.2 below; (iv) in compliance with the construction rules and regulations promulgated by Landlord from time to time; (v) in accordance with all applicable Laws (including all work, whether structural or non-structural, inside or outside the Premises, required to fully comply with Laws and necessitated by Tenant's work, business or employees), and without material interference with or annoyance of other tenants and visitors to the Building; and (vi) subject to all other conditions which Landlord may in Landlord's reasonable discretion impose. Such conditions may include requirements for Tenant to: (i) provide payment or performance bonds or additional insurance (from Tenant or Tenant's contractors, subcontractors or design professionals); (ii) use contractors or subcontractors designated or approved by Landlord; and (iii) remove all or part of the Alterations (except for Minor Alterations, but subject to the last sentence of this Section 6.1, and to Sections 15.2(f) and 19.1 below) prior to or upon expiration or termination of the Term, as designated by Landlord when approving the particular Alteration or as otherwise required under this Lease. If any work outside the Premises, or any work on or adjustment to any of the Building Systems, is required in connection with or as a result of Tenant's work, such work shall be performed at Tenant's expense by contractors designated or approved by Landlord. Landlord's right to review and approve (or withhold approval of) Tenant's plans, drawings, specifications, contractor(s) and other aspects of construction work proposed by Tenant is intended solely to protect Landlord, the Property and Landlord's interests. No approval or consent by Landlord shall be deemed or construed to be a representation or warranty by Landlord as to the adequacy, sufficiency, fitness or suitability thereof or compliance thereof with applicable Laws or other requirements. Except as otherwise provided in Landlord's consent, all Alterations attached to the realty shall upon installation become part of the realty and be the property of Landlord.

     6.2 Before making any Alterations, except Minor Alterations, which have been approved by Landlord as provided in Section 6.1 above, Tenant shall submit to Landlord for Landlord's prior approval (which shall not be unreasonably withheld) reasonably detailed final plans and specifications prepared by a licensed architect or engineer, and if requested by Landlord, a copy of the construction contract, including the name of the contractor and all subcontractors proposed by Tenant to make the Alterations and a copy of the contractor's license. Should Landlord anticipate that the cost for Landlord to review the foregoing and other reasonably related materials in order to render its decision with respect to such Alterations will exceed $500.00, Landlord shall so notify

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

Tenant and of the estimated costs to review same. Landlord shall not be required to proceed with any review of such materials until Landlord receives written instructions from Tenant. If Tenant wishes not to pay such costs, Tenant may withdraw its request for approval of such Alterations. Otherwise, Tenant shall give Landlord written instructions to proceed with the review and Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord in connection with Landlord's review of the foregoing materials for such Alterations proposed by Tenant, and in connection with the construction and installation of any Alterations, including, but not limited to, reasonable fees charged by Landlord's contractors or consultants to review plans and specifications prepared by Tenant and to update the existing as-built plans and specifications of the Building to reflect the Alterations. Landlord shall complete its review and any review by its contractors and consultants within a reasonable time after submittal by Tenant of all necessary information, such reasonable time period being in relation to the extent and complexity and possible effect that such proposed Alterations may have on elements of the Project of concern to Landlord. Tenant shall obtain all applicable permits, authorizations and governmental approvals and, upon request by Landlord, deliver copies of the same to Landlord before commencement of any Alterations.

     6.3 Tenant shall keep the Premises, the Property and the Project free and clear of all liens arising out of any work performed, materials furnished or obligations incurred by Tenant. If any such lien attaches to the Premises or the Property, and Tenant does not cause the same to be released by payment, bonding or otherwise within ten (10) days after Tenant receives notice of the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released, and any reasonable sums expended by Landlord in connection therewith shall be payable by Tenant within thirty (30) days of written demand by Landlord with interest thereon from the date of expenditure by Landlord at the Interest Rate (as defined in Section 16.2 - INTEREST). Tenant shall give Landlord at least ten (10) days' notice prior to the commencement of any Alterations and cooperate with Landlord in posting and maintaining notices of non-responsibility in connection therewith.

     6.4 Subject to the provisions of Section 5 - USE AND COMPLIANCE WITH LAWS and the foregoing provisions of this Section, Tenant may install and maintain furnishings, equipment, movable partitions, business equipment and other trade fixtures ("TRADE FIXTURES") in the Premises, provided that the Trade Fixtures do not become an integral part of the Premises or the Building. Except to the extent such damage is covered by Section 11.3, Tenant shall promptly repair any damage to the Premises or the Building caused by any installation or removal of such Trade Fixtures.

7.   MAINTENANCE AND REPAIRS.

     7.1 By taking possession of the Premises Tenant agrees that the Premises are then in a good and tenantable condition and suitable for Tenant's purposes, subject to any "punch list" items referenced in Exhibit B hereto and any latent defects of a significant nature. Except as specified as Landlord's responsibility under the Lease, during the Term, Tenant at Tenant's expense but under the direction of Landlord, shall repair and maintain the Premises, including the non-structural portions of the interior walls, floor coverings, ceiling (ceiling tiles and grid), Tenant Improvements, Alterations, fire extinguishers, outlets and fixtures, and any appliances (including dishwashers, hot water heaters and garbage disposers) in the Premises, in a first class condition (ordinary wear and tear excepted), and keep the Premises in a clean, safe and orderly condition.

     7.2 Landlord shall maintain or cause to be maintained in reasonably good order, condition and repair, the structural and non-structural portions of the roof, roof membrane, foundations, floors, subfloors, exterior walls, interior columns and exterior glazing of the Building, the Building Systems, and the public and common areas of the Property, such as elevators, stairs, corridors, restrooms, parking lots, drives and walkways, and shall provide janitorial services to the Premises and common trash removal and/or recycling for all tenants in the Building; provided, however, that except to the extent such damage is covered by Section 11.3, Tenant shall pay the cost of repairs for damage occasioned by Tenant's use of the Premises or the Property or any act or omission of Tenant or Tenant's Representatives or Visitors. Landlord shall be under no obligation to inspect the Premises. Tenant shall promptly report in writing to Landlord any defective condition known to Tenant which Landlord is required to repair. As a material part of the consideration for this Lease, Tenant hereby waives any benefits of any applicable existing or future Law that allows a Tenant to make repairs at the Landlord's expense, Landlord and Tenant agreeing that all of Tenant's rights, if any, with respect to making repairs to the Premises are set forth exclusively in this Lease.

     7.3 Provided Tenant's ability to conduct its business is not materially impaired thereby, Landlord hereby reserves the right, at any time and from time to time, without liability to Tenant, and without constituting an eviction, constructive or otherwise, or entitling Tenant to any abatement of rent or to terminate this Lease or otherwise releasing Tenant from any of Tenant's obligations under this Lease:

          (a) To make alterations, additions, repairs, improvements to or in or to decrease the size of area of, all or any part of the Building, the fixtures and equipment therein, and the Building Systems;

          (b) To change the Building's name or street address;

          (c) To install and maintain any and all signs on the exterior and interior of the Building;

          (d) To reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, lay-out and nature of the common areas and other tenancies and premises in the Property and to create additional rentable areas through use or enclosure of common areas provided that Tenant's access to the Premises is not prohibited or materially impeded; and

          (e) If any governmental authority promulgates or revises any Law or imposes mandatory or voluntary controls or guidelines on Landlord or the Property relating to the use or conservation of energy or utilities or the reduction of automobile or other emissions or reduction or management of traffic or parking on the Property

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

(collectively "CONTROLS"), to comply with such Controls, whether mandatory or voluntary, or make any alterations to the Property related thereto.

8. TENANT'S TAXES. "TENANT'S TAXES" shall mean (a) all taxes, assessments, license fees and other governmental charges or impositions levied or assessed against or with respect to Tenant's personal property or Trade Fixtures in the Premises, whether any such imposition is levied directly against Tenant or levied against Landlord or the Property, (b) all rental, excise, sales or transaction privilege taxes arising out of this Lease (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources, or inheritance and estate taxes) imposed by any taxing authority upon Landlord or upon Landlord's receipt of any rent payable by Tenant pursuant to the terms of this Lease ("RENTAL TAX"), and (c) any increase in Taxes attributable to inclusion of a value placed on Tenant's personal property, Trade Fixtures or Alterations. Tenant shall pay any Rental Tax to Landlord in addition to and at the same time as Base Rent is payable under this Lease, and shall pay all other Tenant's Taxes before delinquency (and, at Landlord's request, shall furnish Landlord satisfactory evidence thereof). If Landlord pays Tenant's Taxes or any portion thereof, Tenant shall reimburse Landlord within thirty (30) days of written demand for the amount of such payment, together with interest at the Interest Rate from the date of Landlord's payment to the date of Tenant's reimbursement.

9.   UTILITIES AND SERVICES.

     9.1 DESCRIPTION OF SERVICES. Landlord shall furnish to the Premises reasonable and normal amounts of electricity, water, heat and air-conditioning on a regular basis, and janitorial service (as generally described in Exhibit
E); provided however, the amount of HVAC services to be supplied shall be sufficient to maintain reasonable temperatures for comfortable occupancy of similar Class A office buildings in the East Memphis "submarket". The capacity of the electrical system serving the Premises shall be not less than two (2) watts per usable square foot of the Premises for lighting and not less than five
(5) watts per usable square foot of the Premises for convenience power. Landlord shall not intentionally shut-off or curtail the electrical and water services to the Building at any time except for repairs, maintenance, replacement, casualty or condemnation restoration, testing or to comply with governmental requested or mandated energy or resource conservation programs. Further, if approved by Landlord under Section 9.2(d) below, Landlord shall provide Tenant a connection to and non-exclusive use of the Interbuilding Communication System. Landlord shall also furnish normal fluorescent tube replacement, window washing, elevator service, and common area toilet room supplies. Landlord shall furnish heat, ventilation and air-conditioning during the HVAC Service Hours and any other services during the Business Hours specified in the Basic Lease Information ("BUSINESS HOURS") on weekdays except public holidays ("BUSINESS DAYS"). HVAC design standards for the Premises shall be based upon one person per 150 gross square feet (GSF), a lighting load of 1.5 watts/GSF, an equipment load of 2.5 watts/GSF and fresh air intake of 20 CFM/person. Summertime design is to be based upon an outside temperature of 98 degrees (at a 2% ASHRAE standard) at an 80 degree wet bulb, and an inside temperature of 75 degrees at 50% relative humidity. Wintertime design is based upon maintaining an inside temperature of 70 degrees with an outside

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

temperature of 13 degrees. Any additional utilities or services that Landlord may agree to provide (including lamp or tube replacement for other than Building Standard lighting fixtures) shall be at Tenant's sole expense. "PUBLIC HOLIDAYS" for HVAC Service Hours are New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Holidays for Building services other then HVAC Services (such as the day after Thanksgiving) may apply, if they are generally accepted by the public and the Building's tenants, for example, but without requirement or restriction, non-Public Holidays when all banks in the Memphis area are closed for business.

9.2  PAYMENT FOR ADDITIONAL UTILITIES AND SERVICES.

     (a) Tenant may utilize HVAC services during hours other than HVAC Service Hours without the necessity of giving Landlord prior notice. Tenant shall pay to Landlord upon billing therefor a charge equal to $25/hour per each area equivalent which is served by such after-hours HVAC services, but not too exceed $60/hour for an entire floor. For purposes of this Section, the term "area equivalent" means a contiguous portion of a floor of the Building containing 6000 rentable square feet or less.

     (b) If the temperature otherwise maintained in any portion of the Premises by the HVAC systems of the Building is affected as a result of (i) any extraordinary lights, machines or equipment used by Tenant in the Premises, or
(ii) the occupancy of the Premises by more than one person per 150 square feet of rentable area, Landlord shall so notify Tenant, and if Tenant has not taken successful corrective action therefor in compliance with all applicable provisions of this Lease, then Landlord shall have the right to install any machinery or equipment reasonably necessary to restore the temperature, including modifications to the standard air-conditioning equipment. The cost of any such equipment and modifications, including the cost of installation and any additional cost of operation and maintenance of the same, shall be paid by Tenant to Landlord within thirty (30) days of written demand.

     (c) If Tenant's usage of electricity exceeds the Building's Standard Non-HVAC Electrical Usage as set forth in the Basic Lease Information, Landlord may determine the amount of such excess use by any reasonable means (including the installation at Landlord's request but at Tenant's expense of a separate meter or other measuring device) and charge Tenant for the cost of such excess usage. In addition, Landlord may impose a reasonable charge for the use of any additional or unusual janitorial services required by Tenant because of any unusual Tenant Improvements or Alterations, the carelessness of Tenant or the nature of Tenant's business (including hours of operation).

     (d) If Tenant desires to make use of the underground conduit network interconnecting the Building with the other buildings in the Project for the installation and operation of low voltage or fiberoptic circuits (the "INTERBUILDING COMMUNICATION SYSTEM"), Tenant shall notify Landlord in writing along with a copy of all plans and information relevant thereto. Landlord and Tenant shall discuss Tenant's needs and the existing and future capacity of the Interbuilding Communication System and Landlord shall determine, in its sole and absolute discretion, if and to the extent Landlord can accommodate Tenant's needs in the Interbuilding Communication System. If Landlord approves Tenant's use of the Interbuilding Communication System, such installation, connection and use by Tenant shall be non-exclusive and shall be handled as an Alteration under Article 6 above, except that from and after the date of Tenant's installation in and connection to the Interbuilding Communication System and continuing throughout the duration of such use, Tenant shall pay to Landlord a connection fee in accordance with the established schedule for such connections applicable to the Project. Tenant's continuing use of the Interbuilding Communication System shall be conditioned upon Tenant not being in default under this Lease and Tenant's compliance with all conditions, rules and regulations that have been or may be adopted by Landlord or the owners of the Project applicable to the Interbuilding Communication System. Tenant acknowledges and agrees that the Interbuilding Communication System is not a secure system and that other persons, including, without limitation, contractors, vendors and service providers of Landlord and the various tenants of the Project, may have access to such system from time to time. Landlord assumes no responsibility for providing any security services to monitor, control or prohibit access to the Interbuilding Communication System, or maintaining the confidentiality of any information transmitted thereon, and Tenant assumes all risk with respect thereto.

     9.3 INTERRUPTION OF SERVICES. In the event of an interruption in or failure or inability to provide any services or utilities to the Premises or Building for any reason (a "SERVICE FAILURE"), such Service Failure shall not, regardless of its duration, constitute a default by Landlord under this Lease, impose upon Landlord any liability whatsoever (except to use commercially reasonable efforts to correct such Service Failure if the corrective measures and location of such Service Failure are within Landlord's reasonable control), constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to an abatement of rent or to terminate this Lease or otherwise release Tenant from any of Tenant's obligations under this Lease; provided however, if a Service Failure continues for more than seventy-two (72) consecutive hours and is caused solely by the willful actions or active negligence of Landlord or its authorized representatives, or due to Landlord's failure to pay the utility bill for the Property, Base Rent for the Premises shall abate from and after the end of such seventy-two (72)-hour period during the remaining period of such Service Failure. If any Service Failure is caused or contributed to by events not within the reasonable control of Landlord, and effects utility improvements owned or controlled by a utility company, Landlord's only obligation to attempt to correct such Service Failure shall be to notify such utility company of the Service Failure as soon as reasonably possible and to give Tenant reasonable cooperation in Tenant filing any claim against such utility company. Tenant hereby waives any benefits of any applicable existing or future Law permitting the termination of this Lease due to such interruption, failure or inability, Landlord and Tenant agreeing that all of Tenant's rights to terminate the Lease or receive an abatement or Rent for any interruption of services are set forth exclusively in the foregoing provisions.

10.  EXCULPATION AND INDEMNIFICATION.

     10.1 LANDLORD'S INDEMNIFICATION OF TENANT. Subject to Section 10.3 below, Landlord shall indemnify, protect, defend and hold Tenant harmless from and against

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

any claim, suit, demand, cause of action, loss, damage, injury, cost, liability or expense, including investigation costs and attorneys', consultants' and expert witness fees (collectively, "CLAIM") asserted by third parties against Tenant and that are caused by or arise from (a) the acts or omissions of Landlord or its authorized representatives in any area of the Property outside of the Premises; (b) any event, loss, accident, injury or damage occurring in any area of the Property outside of the Premises; and (c) any gross negligence or willful misconduct of the Landlord or its authorized representatives occurring within the Premises that is the sole basis or cause for a Claim; provided, however, that Landlord shall not indemnify, defend, protect or hold harmless Tenant from any Claim for which Tenant is obligated to indemnify Landlord pursuant to the provisions of Section 10.2 below.

     10.2 TENANT'S INDEMNIFICATION OF LANDLORD. Subject to Section 10.3 below, Tenant shall indemnify, protect, defend and hold Landlord and Landlord's authorized representatives harmless from and against all Claims asserted by third parties against Landlord and/or its authorized representatives and caused by or arising from (a) the acts or omissions of Tenant or Tenant's Representatives or Visitors occurring anywhere in the Premises; (b) any event, loss, accident, injury or damage occurring anywhere in Premises; (c) the gross negligence or willful misconduct of Tenant or Tenant's Representatives or Visitors occurring anywhere at the Property; and (d) any breach or default under this Lease by Tenant; provided, however, that Tenant shall not be required to indemnify, defend, protect or hold harmless Landlord or its authorized representatives from any Claim to the extent such Claim is proved by final judgment to have been caused solely by the gross negligence or willful misconduct of Landlord or its authorized representatives. Tenant's indemnification obligations under this Section 10.2 shall extend to Claims that are based either in whole or in part on the negligence (active or passive) or in part on the gross negligence or willful misconduct of Landlord or its authorized representatives, and shall extend to acts of parties outside of Tenant's control for which it is assigned responsibility in this Lease.

     10.3 THIRD PARTY CLAIMS ABOVE THRESHOLD. The provisions of Sections 10.1 and 10.2 above shall not apply with respect to all or any portion of Claims asserted by any third party against Tenant and/or Landlord for loss, injury or damage for which Claim Landlord or Tenant reasonably believes is the entire or partial responsibility of the other party under law or equity, and which Claim is estimated by a public insurance adjuster selected by Landlord and Tenant (as provided below) to be in excess of Five Million Dollars ($5,000,000) ("LIABILITY THRESHOLD"), regardless of the amount of damages asserted by such third party in any demand delivered or complaint filed in connection therewith. In the event of multiple third party claimants or multiple claims by one claimant, the Liability Threshold shall apply to all Claims in the aggregate arising out of the same occurrence. With respect to the foregoing third party Claims above the Liability Threshold under this Section 10.3, the rights and obligations of Landlord and Tenant against each other shall be based on contribution, comparative negligence, equitable indemnity and other tort or statutory principles determined pursuant to the Laws of the State of Tennessee which are in effect at the time of the event or condition giving rise to such third party claim, but the provisions of Section 23 shall apply to the outcome of any litigation ensuing between Landlord and Tenant pertaining to such Claim. Within thirty (30) days of the delivery of the initial notice of the Claim to the other party as provided in Section 10.5 below, Landlord and Tenant shall mutually select a public insurance adjuster, submit a copy of the Claim(s) and other relevant information to such adjuster, and cause the adjuster to render an opinion regarding the reasonable estimate of the value of such third party Claim(s). In the event the public insurance adjuster is unable or fails to render an opinion on the reasonable value of such Claim(s) within such thirty
(30)-day period, or if the parties are unable to agree on a public insurance adjuster, the issue of the reasonable value of such Claim(s) shall be submitted to arbitration pursuant to the rules and procedures of the American Arbitration Association. Once the reasonable value of the Claim(s) is agreed or decided as provided above, the provisions of Sections 10.1 and 10.2, or 10.3, as applicable, shall apply to such Claim(s), and any amended, cross and counter claims, regardless of the amount of damages alleged or the final judgment therein.

     10.4 TENANT'S RELEASE OF CLAIMS. Damage to Tenant and Tenant's Property. Landlord shall not be liable to Tenant for any loss, injury or damage to any person or property (including Tenant or Tenant's property) occurring in or about the Premises, the Property or the Project from any cause (including defects in the Property or in any equipment or the Building Systems in the Property; fire, explosion or other casualty; bursting, rupture, leakage or overflow of any plumbing or other pipes or lines, sprinklers, tanks, drains, drinking fountains or washstands; defects, deterioration, interference, overload or spikes or other failures of any kind in the electrical or telecommunications wires, equipment or systems at the Property; breakage, short circuit, damage, deterioration, loss or failure of any kind with respect to any of the Building Systems, in, above, or about the Premises, the Property or the Project; or acts of other tenants or visitors in or to the Project). Tenant hereby waives all Claims against Landlord and its authorized representatives for any such loss, injury or damage, including any loss, injury or damage caused in whole or in part by the negligence (active, passive) of Landlord or its authorized representatives. Notwithstanding any other provision of this Lease to the contrary, in no event shall Landlord or its authorized representatives be liable to Tenant for any punitive or consequential damages or damages for loss of business or business opportunity by Tenant.

     10.5 GENERAL TERMS. Each indemnifying party's obligation to the other party pursuant to this Section 10 is specifically conditioned upon (i) the applicable indemnified party notifying the other party and its insurers, in writing, within a reasonable period of time after it becomes aware of the occurrence of any fact, circumstance, condition or occurrence that is reasonably likely to give rise to a Claim; and (ii) the indemnified party not taking (or failing to take) any steps (such as an admission of liability in any form) that would adversely affect the indemnifying party's defense of such Claim or its obtaining coverage for the Claim under any applicable insurance policies or that might otherwise prevent the indemnifying party from protecting itself and any other indemnitees. The indemnifying party shall have the right to conduct and control the defense of any Claim for which it is providing indemnification by counsel it selects, which counsel shall be subject to the reasonable approval of the party being indemnified. The party being indemnified shall cooperate fully in the defense of the Claim and shall provide access to all information, documents and witnesses pertinent to the Claim that are under its control.

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

The indemnifying party shall have the right, in its sole discretion, to compromise, settle or otherwise dispose of any Claim for which it has accepted and is providing indemnification pursuant to this Section 10; provided, however, that the indemnified party shall be informed of all settlement offers and be given a reasonable opportunity to comment on same. These indemnification provisions shall apply severally with respect to each indemnitee and be enforceable to the fullest extent permitted by law. The obligations of the parties under this Section 10 shall survive the expiration or termination of this Lease, regardless of cause, with respect to Claims arising from acts, omissions, events conditions or circumstances occurring during the Term of this Lease, or thereafter while Tenant or any of Tenant's Representatives, Trade Fixtures or other personal property occupy any portion of the Premises.

11.  INSURANCE.

     11.1 TENANT'S INSURANCE.-

          (a) Tenant shall maintain in full force throughout the Term, commercial general liability insurance providing coverage on an occurrence form basis with limits of not less than Two Million Dollars ($2,000,000.00) each occurrence for bodily injury and property damage combined, Two Million Dollars ($2,000,000.00) annual general aggregate, and Two Million Dollars ($2,000,000.00) products and completed operations annual aggregate. Tenant's liability insurance policy or policies shall: (i) include premises and operations liability coverage, products and completed operations liability coverage, broad form property damage coverage including completed operations, blanket contractual liability coverage including, to the maximum extent possible, coverage for the indemnification obligations of Tenant under this Lease, and personal and advertising injury coverage; (ii) provide that the insurance company has the duty to defend all insureds under the policy; (iii) provide that defense costs are paid in addition to and do not deplete any of the policy limits; (iv) cover liabilities arising out of or incurred in connection with Tenant's use or occupancy of the Premises or the Property; and (v) extend coverage to cover liability of Tenant for the actions of Tenant's Representatives and Visitors.

          (b) Tenant shall at all times maintain in effect with respect to any of Tenant's Trade Fixtures, furniture, equipment and other personal property and those Alterations which Tenant is authorized or required to remove upon the termination of the Lease either by Landlord's consent thereto or as otherwise provided in this Lease (but in all cases including, without limitation, all telephone, data processing and computer cabling, hardware, software and systems), commercial property insurance providing coverage, at a minimum, for "broad form" perils, to the extent of 90% of the full replacement cost of covered property. Tenant may carry such insurance under a blanket policy, provided that such policy provides equivalent coverage to a separate policy. During the Term, the proceeds from any such policies of insurance shall be used for the repair or replacement of the Alterations, Trade Fixtures and personal property so insured. Landlord shall be provided coverage under such insurance to the extent of its insurable interest and, if requested by Landlord, both Landlord and Tenant shall sign all documents reasonably necessary or proper in connection with the settlement of any claim or loss under such insurance. Landlord will have no obligation to carry insurance on any of Tenant's Trade Fixtures or personal property and those Alterations for which Tenant is required to obtain insurance as provided above. Tenant further acknowledges that it shall be responsible for obtaining, but is not obligated to obtain, business interruption insurance in amount and extent of coverage sufficient to protect its interests to the extent rent abatement or other compensation from Landlord is not available under this Lease or Laws.

          (c) Each policy of insurance required under this Section shall: (i) be in a form, and written by an insurer, reasonably acceptable to Landlord and licensed to conduct business in the State of Tennessee, (ii) be maintained at Tenant's sole cost and expense, and (iii) require at least thirty (30) days' written notice to Landlord prior to any cancellation, nonrenewal or diminution of insurance coverage. Insurance companies issuing such policies shall have rating classifications of "A" or better and financial size category ratings of "VII" or better according to the latest edition of the A.M. Best Key Rating Guide; provided, however, that if Tenant's insurance company is not included among the companies reviewed by A.M. Best, then Tenant shall provide Landlord with sufficient information to enable Landlord to establish the adequacy, in Landlord's reasonable judgment, of the insurance reputation, financial strength and size of such company. Any deductible amount under such insurance shall not exceed $5,000. Tenant shall provide to Landlord, upon request, evidence that the insurance required to be carried by Tenant pursuant to this Section, including any endorsement effecting the additional insured status, is in full force and effect and that premiums therefor have been paid.

          (d) Tenant shall increase the amounts of insurance to such commercially reasonable and competitively obtainable limits as required by any Mortgagee, and, not more frequently than once every three (3) years, as recommended by Landlord's insurance broker, if, in the opinion of either of them, the amount of insurance then required under this Lease is not adequate. Any limits set forth in this Lease on the amount or type of coverage required by Tenant's insurance shall not limit the liability of Tenant under this Lease. Tenant shall at all times comply with the requirements of its insurance policies and carriers.

          (e) Each policy of liability insurance required by this Section shall:
(i) contain a cross liability endorsement or separation of insureds clause; (ii) provide that any waiver of subrogation rights or release prior to a loss does not void coverage; (iii) provide that it is primary to and not contributing with, any policy of insurance carried by Landlord covering the same loss; (iv) provide that any failure to comply with the reporting provisions shall not affect coverage provided to Landlord, its partners, property managers and Mortgagees; and (v) name Landlord, its partners, the Property Manager identified in the Basic Lease Information (the "PROPERTY MANAGER"), and such other parties in interest as Landlord may from time to time reasonably designate to Tenant in writing, as additional insureds. Such additional insureds shall be provided the same extent of coverage as provided to Tenant under such policies. All endorsements effecting such additional insured status shall be acceptable to Landlord and shall be at least as broad as additional insured endorsement form number CG 20 11 11 85 promulgated by the Insurance Services Office. If Tenant fails to maintain the insurance coverage required herein within fifteen (15) days after Tenant's receipt of Landlord's written demand therefor, Landlord may, but shall not be required to, obtain the insurance for Tenant at Tenant's sole cost.

          (f) Prior to occupancy of the Premises by Tenant, and not less than thirty (30) days prior to expiration of any policy thereafter, Tenant shall furnish to Landlord a detailed certificate of insurance reflecting that the insurance required by this Section is in force, certified as accurate and in force by Tenant's insurance broker and accompanied by an endorsement showing the required additional insureds satisfactory to Landlord in substance and form. Notwithstanding the requirements of this paragraph, Tenant shall at Landlord's request provide to Landlord a certified copy of each insurance policy required to be in force at any time pursuant to the requirements of this Lease or its Exhibits.

     11.2 LANDLORD'S INSURANCE. During the Term, Landlord shall maintain in effect insurance on the Building against "broad form" perils (to the extent such coverages are available), with responsible insurers having a rating classification of "A" or better and financial size category ratings of "VII" or better according to the latest edition of the A.M. Best Key Rating Guide, insuring the Building, the Tenant Improvements, and those Alterations which are not the responsibility of Tenant to insure under Section 11.1(b) above, in an amount equal to at least one hundred percent (100%) of the replacement cost thereof, excluding land, foundations, footings and underground installations, as reasonably estimated by Landlord. Landlord also covenants to carry and maintain workers compensation and employers liability insurance to the extent and in coverage amounts required by law. Landlord may, but shall not be obligated to, carry insurance against additional perils and/or in greater amounts. During the term of this Lease, Landlord covenants that it will maintain comprehensive general liability insurance with broad form extended coverage, including contractual liability insurance against claims occurring upon, in or about the Building with a minimum coverage of combined single limit of One Million Dollars ($1,000,000) with additional umbrella coverage of Four Million Dollars ($4,000,000), which coverage, if requested, will provide that no material change or cancellation shall be made without thirty (30) days prior written notice to Tenant. Landlord shall provide Tenant upon request with current certificates evidencing these coverages.

     11.3 WAIVER OF SUBROGATION. Except with respect to Tenant's Share of any insurance deductibles which constitute an Operating Cost, Landlord and Tenant each hereby waive any right of recovery against the other and the partners, members, shareholders, officers, directors and authorized representatives of the other for any loss or damage that is covered by any policy of property insurance maintained by either party (or required by this Lease to be maintained by such party) with respect to the Premises or the Property or any operation therein, regardless of the amount of such insurance or applicable deductible therefor. If any such policy of insurance relating to this Lease or to the Premises or the Property does not permit the foregoing waiver or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall obtain from the insurer under such policy a waiver of all

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


right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy.

12.  DAMAGE OR DESTRUCTION.

     12.1 LANDLORD'S DUTY TO REPAIR.

          (a) If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Property from fire or other casualty then, unless either party is entitled to and elects to terminate this Lease pursuant to Sections 12.2 - LANDLORD'S RIGHT TO TERMINATE and 12.3 - TENANT'S RIGHT TO TERMINATE, Landlord shall, at its expense, use reasonable efforts to repair and restore the Premises and/or the Property, as the case may be, to substantially their former condition to the extent permitted by then applicable Laws; provided, however, that in no event shall Landlord have any obligation for repair or restoration of the Premises and Property beyond the extent of insurance proceeds actually received by Landlord for such repair or restoration, or for any of Tenant's personal property, Trade Fixtures or Alterations paid for by Tenant, plus the applicable deductible under any insurance policies covering same carried by Landlord.

          (b) If Landlord is required or elects to repair damage to the Premises and/or the Property, this Lease shall continue in effect, but Tenant's Base Rent and Additional Rent from the date of the casualty through the date of substantial completion of the repair shall be abated with regard to any portion of the Premises that Tenant is prevented from using by reason of such damage or its repair. In no event shall Landlord be liable to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty or by reason of any repairs to any part of the Property necessitated by such casualty.

     12.2 LANDLORD'S RIGHT TO TERMINATE. Landlord may elect to terminate this Lease following damage by fire or other casualty under the following circumstances:

          (a) If, in the reasonable judgment of Landlord, the Premises and the Property cannot be substantially repaired and restored under applicable Laws within two hundred ten (210) days from the date of the casualty;

          (b) If, in the reasonable judgment of Landlord, adequate proceeds are not, for any reason, made available to Landlord from Landlord's insurance policies (and/or from Landlord's funds made available for such purpose, at Landlord's sole option) to make the required repairs;

          (c) If the Building is damaged or destroyed to the extent that, in the reasonable judgment of Landlord, the cost to repair and restore the Building would exceed twenty-five percent (25%) of the full replacement cost of the Building, whether or not the Premises are at all damaged or destroyed; or

          (d) If a fire or other casualty occurs during the last year of the Term (as may have been extended if Tenant has exercised any option to extend the Term of this Lease).

If any of the circumstances described in subparagraphs (a), (b), (c) or (d) of this Section 12.2 occur or arise, Landlord shall notify Tenant in writing of that fact within thirty (30) days after the date of the casualty and in such notice Landlord shall also advise Tenant whether Landlord has elected to terminate this Lease as provided above.

     12.3 TENANT'S RIGHT TO TERMINATE. If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Property from fire or other casualty, then Tenant may elect to terminate this Lease under the following circumstances:

          (a) Where Landlord fails to commence the required repairs within thirty (30) days after the date Landlord has notified Tenant of Landlord's intention to restore the Premises or Property, or Landlord fails to complete the restoration within one hundred eighty (180) days from the date of Landlord's notice that it intends to restore the Premises or Property, in which event Tenant may elect to terminate this Lease upon written notice to Landlord given within ten (10) days after such thirty (30)-day or one hundred eighty (180)-day period, as applicable.

          (b) In the circumstance described in Subsection 12.2(a) above but where Landlord does not elect to terminate this Lease, in which event Tenant may elect to terminate this Lease by giving Landlord notice of such election to terminate within thirty (30) days after Landlord's notice to Tenant pursuant to
Section 12.2 - LANDLORD'S RIGHT TO TERMINATE.

          (c) Where fifty percent (50%) or more of the Premises are rendered untenantable due to such damage which occurs during the last year of the Term but where Tenant has not exercised any option to extend the Term as provided in this Lease; in which event Tenant may elect to vacate the Premises and terminate this Lease by giving Landlord notice of such election to terminate within thirty
(30) days after the date of such occurrence; provided, however, the effective date of such termination shall be the earlier of (i) the date upon which Landlord has, or could have, rebuilt the Premises, or (ii) the Expiration Date of the Lease, and Tenant's Base Rent and Additional Rent from the date of the casualty through the date of such termination shall be abated.

Notwithstanding the foregoing, in the event the same casualty which causes such damage or destruction also effects any other commercial property outside of the Project, Tenant may elect to terminate this Lease as provided in subsections 12.3(a) or (b) above only if Landlord's estimate of the time necessary to restore or repair the Premises and the Property under applicable Laws exceeds two hundred seventy (270) days from the date of the casualty instead of two hundred ten (210) days.

     12.4 WAIVER. Landlord and Tenant each hereby waive the provisions of any applicable existing or future Law permitting the termination of a lease agreement in the event of damage or destruction under any circumstances other than as provided in Sections 12.2 - LANDLORD'S RIGHT TO TERMINATE and 12.3 - TENANT'S RIGHT TO TERMINATE, Landlord and Tenant agreeing that all of Tenant's rights to terminate the Lease or receive an abatement or Rent in the event of any damage or destruction are set forth exclusively in the foregoing provisions.

13.  CONDEMNATION.

     13.1 DEFINITIONS.

          (a) "AWARD" shall mean all compensation, sums, or anything of value awarded, paid or received on a total or partial Condemnation.

          (b) "CONDEMNATION" shall mean (i) a permanent taking (or a temporary taking for a period extending beyond the end of the Term) pursuant to the exercise of the power of condemnation or eminent domain by any public or quasi-public authority, private corporation or individual having such power ("Condemnor"), whether by legal proceedings or otherwise, or (ii) a voluntary sale or transfer by Landlord to any such authority, either under threat of condemnation or while legal proceedings for condemnation are pending.

          (c) "DATE OF CONDEMNATION" shall mean the earlier of the date that title to the property taken is vested in the Condemnor or the date the Condemnor has the right to possession of the property being condemned.

     13.2 EFFECT ON LEASE.

          (a) If the Premises are totally taken by Condemnation, this Lease shall terminate as of the Date of Condemnation. If a portion but not all of the Premises is taken by Condemnation, this Lease shall remain in effect; provided, however, that if the portion of the Premises taken by Condemnation is greater than twenty-five percent (25%) of the Premises as same existed immediately prior to such Condemnation, or if a portion of the Building is taken by Condemnation such that Tenant has no reasonable access to the Premises, then upon notice to Landlord within thirty (30) days after Landlord notifies Tenant of the Condemnation, Tenant may terminate this Lease effective as of the Date of Condemnation.

          (b) If twenty-five percent (25%) or more of the Land or of the Parking Facility or of the floor area in the Building is taken by Condemnation, or if as a result of any Condemnation the Building is no longer reasonably suitable for use as an office building, whether or not any portion of the Premises is taken, Landlord may elect to terminate this Lease, effective as of the Date of Condemnation, by notice to Tenant within thirty (30) days after the Date of Condemnation.

          (c) If twenty-five percent (25%) or more of the Parking Facility is taken by Condemnation and such reduction reduces the number of parking spaces allocated to Tenant by more than twenty-five percent (25%) and if Landlord is unable to provide to Tenant within forty-five (45) days after the Date of Condemnation, substitute parking which is reasonably satisfactory to Tenant, Tenant may elect to terminate this Lease, effective as of the expiration of such forty-five (45) day period, by notice to Landlord within thirty (30) days after the expiration of such forty-five (45)day period.

          (d) If all or a portion of the Premises is temporarily taken by a Condemnor for a period not extending beyond the end of the Term, this Lease shall remain in full force and effect.

     13.3 RESTORATION. If this Lease is not terminated as provided in Section
13.2 - EFFECT ON LEASE, Landlord, at its expense, shall diligently proceed to repair and restore the Premises to substantially its former condition (to the extent permitted by then applicable Laws) and/or repair and restore the Building to an architecturally complete office building; provided, however, that Landlord's obligations to so repair and restore shall be limited to the amount of any Award received by Landlord and not required to be paid to any Mortgagee (as defined in Section 20.2 below). In no event shall Landlord have any obligation to repair or replace any improvements in the Premises beyond the amount of any Award received by Landlord for such repair or to repair or replace any of Tenant's personal property, Trade Fixtures, or Alterations.

     13.4 ABATEMENT AND REDUCTION OF RENT. If any portion of the Premises is taken in a Condemnation or is rendered permanently untenantable by repairs necessitated by the Condemnation, and this Lease is not terminated, the Base Rent and Additional Rent payable under this Lease shall be proportionally reduced as of the Date of Condemnation based upon the percentage of rentable square feet in the Premises so taken or rendered permanently untenantable. In addition, if this Lease remains in effect following a Condemnation and Landlord proceeds to repair and restore the Premises, the Base Rent and Additional Rent payable under this Lease shall be abated during the period of such repair or restoration to the extent such repairs prevent Tenant's use of the Premises.

     13.5 AWARDS. Any Award made shall be paid to Landlord, and Tenant hereby assigns to Landlord, and waives all interest in or claim to, any such Award, including any claim for the value of the unexpired Term; provided, however, that Tenant shall be entitled to receive, or to prosecute a separate claim for, an Award for a temporary taking of the Premises or a portion thereof by a Condemnor where this Lease is not terminated (to the extent such Award relates to the unexpired Term), or an Award or portion thereof separately designated for relocation expenses or the interruption of or damage to Tenant's business or as compensation for Tenant's personal property, Trade Fixtures or Alterations.

     13.6 WAIVER. Landlord and Tenant each hereby waive the provisions of any applicable existing or future Law allowing either party to petition for a termination of this Lease upon a partial taking of the Premises and/or the Property, Landlord and Tenant agreeing that all of Tenant's rights with respect to any Condemnation are set forth exclusively in the foregoing provisions.

14.  ASSIGNMENT AND SUBLETTING.

     14.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not assign, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, or sublet or license or permit the use or occupancy of the Premises or any part thereof by or for the benefit of anyone other than Tenant, or in any other manner transfer all or any part of Tenant's interests under this Lease (each and all a "TRANSFER"), without the prior written consent of Landlord, which (subject to the other provisions of this Section 14) shall not be unreasonably withheld or delayed. If Tenant is a business entity, any direct or indirect transfer of fifty percent (50%) or more of the ownership interest of the entity (whether in a single transaction or in the aggregate through more than one transaction) shall be deemed a Transfer. Notwithstanding any provision in this Lease to the contrary, Tenant shall not mortgage, pledge, hypothecate or otherwise encumber all or any portion of Tenant's interest under this Lease.

     14.2 REASONABLE CONSENT.

          (a) If Tenant complies with the following conditions, Landlord shall not unreasonably withhold its consent to the subletting of the Premises or any portion thereof or the assignment of this Lease. Prior to any proposed Transfer, Tenant shall submit in writing to Landlord (i) the name and legal composition of the proposed assignee, subtenant, user or other transferee (each a "TRANSFEREE"); (ii) the nature of the business proposed to be carried on in the Premises; (iii) a current balance sheet, income statements for the last two years and such other reasonable financial and other information concerning the proposed Transferee as Landlord may request; and (iv) a copy of the proposed assignment, sublease or other agreement governing the proposed Transfer. Within fifteen (15) Business Days after Landlord receives all such information it shall notify Tenant whether it approves or disapproves such Transfer or if it elects to proceed under Section 14.7 - LANDLORD'S RIGHT TO SPACE; provided however, Landlord's failure to so notify Tenant shall constitute Landlord's approval of such Transfer. Notwithstanding the foregoing, Landlord hereby pre-approves a Transfer to an Affiliate (as defined below) of Riddell Sports, Inc., provided that Tenant complies with the requirements of the second sentence of this
Section 14.2 (a); the Transfer will comply with the conditions set forth in
Section 14.2(b) below; and such Transferee agrees in writing to assume all of Tenant's obligations under this Lease. For purposes of this Article 14, the term "AFFILIATE" means any person(s) or entity(ies) which now own(s), directly or indirectly, at least fifty percent (50%) voting control of the Tenant ("CURRENT OWNERS") and any entity in which the Tenant or Tenant's Current Owners own, directly or indirectly, at least fifty percent (50%) voting control, unless Tenant establishes to Landlord's reasonable satisfaction that "CONTROL" is held by means other than ownership or voting, in which case "CONTROL" shall mean the power to direct the management policies of an entity, as so established by Tenant.

          (b) The parties hereto agree and acknowledge that, among other circumstances for which Landlord could reasonably withhold consent to a proposed Transfer, it shall be reasonable for Landlord to withhold consent where (i) the proposed Transferee does not intend itself to occupy the entire portion of the Premises assigned or sublet, (ii) Landlord reasonably disapproves of the Transferee's business operating ability or history, reputation or creditworthiness or the character or nature of the business

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

(including but not limited to businesses having involvement in the abortion, alcoholic beverages, gambling, pornography, sexually deviant activities and tobacco industries) to be conducted by the Transferee at the Premises, (iii) the Transferee is a governmental agency or unit or an existing tenant in the Project (except a tenant located on the same floor of the Building on which the Premises, or a portion thereof, is located at the time of the Proposed Transfer, and except a tenant located within the Project whose expansion needs at the time of the proposed Transfer cannot be satisfied in buildings located in the Project), (iv) the proposed Transfer would violate any "exclusive" rights of any tenants in the Project, (v) the rental and other consideration payable by the Transferee is less than that currently being paid by tenants under new leases of comparable space in the Building or (vi) Landlord otherwise determines that the proposed Transfer would have the effect of decreasing the value of the Building or increasing the expenses associated with operating, maintaining and repairing the Property or increasing the burden on the Parking Facility from increased demand for parking spaces on the Land. Tenant shall submit to Landlord for prior approval, which approval Landlord shall not unreasonably withhold or delay, a copy of all written or printed advertising Tenant desires to use in connection with any proposed sublease or assignment. In no event shall Tenant publicly offer or advertise the Premises as available for sublease or assignment of the Lease without such advertisement clearly indicating that such offer is for a sublease or assignment.

     14.3 EXCESS CONSIDERATION. If Landlord consents to the Transfer, Tenant shall pay to Landlord as additional rent, within ten (10) days after receipt by Tenant, any consideration paid by the Transferee for the Transfer, including, in the case of a sublease, the excess of the rent and other consideration payable by the subtenant, less reasonable costs paid by Tenant to unaffiliated third parties for leasing commissions, Alterations (if approved by Landlord) necessary for such Transfer and other related out-of-pocket costs, over the amount of Base Rent and Additional Rent payable hereunder applicable to the subleased space.

     14.4 NO RELEASE OF TENANT. No consent by Landlord to any Transfer shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment, subletting or other Transfer. Each Transferee shall be jointly and severally liable with Tenant (and Tenant shall be jointly and severally liable with each Transferee) for the payment of rent (or, in the case of a sublease, rent in the amount set forth in the sublease) and for the performance of all other terms and provisions of this Lease. The consent by Landlord to any Transfer shall not relieve Tenant or any such Transferee from the obligation to obtain Landlord's express prior written consent to any subsequent Transfer by Tenant or any Transferee. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer.

     14.5 EXPENSES AND ATTORNEYS' FEES. Tenant shall pay to Landlord on demand all costs and expenses (including reasonable attorneys' fees) incurred by Landlord in connection with reviewing or consenting to any proposed Transfer (including any request for consent to, or any waiver of Landlord's rights in connection with, any security interest in any of Tenant's property at the Premises).

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

     14.6 EFFECTIVENESS OF TRANSFER. Prior to the date on which any permitted Transfer (whether or not requiring Landlord's consent) becomes effective, Tenant shall deliver to Landlord a counterpart of the fully executed Transfer document and Landlord's standard form of Consent to Assignment or Consent to Sublease executed by Tenant and the Transferee in which each of Tenant and the Transferee confirms its obligations pursuant to this Lease. Failure or refusal of a Transferee to execute any such instrument shall not release or discharge the Transferee from liability as provided herein. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases.

     14.7 LANDLORD'S RIGHT TO SPACE. [Deleted]

     14.8 ASSIGNMENT OF SUBLEASE RENTS. Tenant hereby absolutely and irrevocably assigns to Landlord any and all rights to receive rent and other consideration from any sublease and agrees that Landlord, as assignee for Tenant for purposes hereof, or a receiver for Tenant appointed on Landlord's application may (but shall not be obligated to) collect such rents and other consideration and apply the same toward Tenant's obligations to Landlord under this Lease; provided, however, that Landlord grants to Tenant at all times prior to occurrence of any breach or default by Tenant a revocable license to collect such rents (which license shall automatically and without notice be and be deemed to have been revoked and terminated immediately upon any Event of Default).

15.  DEFAULT AND REMEDIES.

     15.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "EVENT OF DEFAULt" by Tenant:

          (a) Tenant fails to make any payment of Base Rent when due, or any amount required to replenish the security deposit as provided in Section 4 above, if payment in full is not received by Landlord within ten (10) Business Days after written notice that it is due; or if Tenant fails to make any payment, other than Base Rent and security deposit replenishment, when due, if payment in full is not received by Landlord within ten (10) Business Days after written notice that it is due.

          (b) Tenant abandons the Premises or deserts or vacates any substantial portion of the Premises for more than sixty (60) days and has created a monetary Event of Default; provided however, the vacation of all or any portion of the Premises by Tenant for a period not to exceed ninety (90) days for the purposes of undertaking Alterations or relocating employees of Tenant from and/or to the Premises, or for such other period of time during which Landlord or Tenant is undertaking any restoration of the Premises or Building required or permitted pursuant to Articles 6, 7, 9, 12 or 13 of this Lease, shall not constitute, by itself, an Event of Default.

          (c) Tenant fails to deliver any estoppel certificate requested by Landlord within the period described in subsection 21.1 below.

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

          (d) Tenant violates the restrictions on Transfer set forth in Section 14 - ASSIGNMENT AND SUBLETTING.

          (e) Tenant ceases doing business as a going concern; makes an assignment for the benefit of creditors; is adjudicated an insolvent, files a petition (or files an answer admitting the material allegations of a petition) seeking relief under any under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights; all or substantially all of Tenant's assets are subject to judicial seizure or attachment and are not released within 30 days, or Tenant consents to or acquiesces in the appointment of a trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets.

          (f) Tenant fails, within ninety (90) days after the commencement of any proceedings against Tenant seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights, to have such proceedings dismissed, or Tenant fails, within ninety (90) days after an appointment, without Tenant's consent or acquiescence, of any trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets, to have such appointment vacated.

          (g) Tenant fails to perform or comply with any provision of this Lease other than those described in (a) through (f) above, and does not fully cure such failure within thirty (30) days after written notice to Tenant or, if such failure cannot be cured within such thirty (30)-day period, Tenant fails within such thirty (30)-day period to commence, and thereafter diligently proceed with, all actions necessary to cure such failure as soon as reasonably possible but in all events within ninety (90) days of such notice; provided, however, that if Landlord in Landlord's reasonable judgment determines that such failure cannot or will not be cured by Tenant within such ninety (90) days, then such failure shall constitute an Event of Default immediately upon such notice to Tenant.

          15.2 REMEDIES. Upon the occurrence of an Event of Default, Landlord shall have the following remedies, which shall not be exclusive but shall be cumulative and shall be in addition to any other remedies now or hereafter allowed by law:

          (a) Landlord may terminate Tenant's right to possession of the Premises at any time by written notice to Tenant. Tenant expressly acknowledges that in the absence of such written notice from Landlord or a decree by a court of competent jurisdiction, no other act of Landlord, including, without limitation, re-entry into the Premises, efforts to relet the Premises, reletting of the Premises, or any part thereof, for Tenant's account upon such terms and conditions as Landlord, in its sole discretion, may deem advisable (which may be for a term extending beyond the term of the lease), removal of all persons from the Premises, storage of Tenant's personal property and Trade Fixtures, acceptance of keys to the Premises from Tenant or exercise of any other rights and remedies under this Lease, shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises. Landlord may engage in any of the foregoing acts all without service of notice or resort to legal process (unless required by law), and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Notwithstanding any such acts by Landlord not constituting termination of this Lease, Landlord may at any time thereafter elect to terminate the Lease for any previous Event of Default which has not been cured. Upon Landlord's termination in writing of Tenant's right to possession of the Premises, as herein provided, this Lease shall terminate and Landlord shall be entitled to recover damages from Tenant as provided in any applicable existing or future Law providing for recovery of damages for such breach, including all unpaid Base Rent and Additional Rent as of the date of final judgment awarding Landlord damages, all costs paid or incurred by Landlord to restore or refurbish the Premises and in its efforts to relet the Premises, all costs paid or incurred by Landlord in any action at law or in equity or any arbitration or mediation with Tenant, all costs of recovering the Premises, reasonable attorneys' fees, and the present value, as of the date of final judgment awarding Landlord damages, of the amount by which the rent which would be payable by Tenant hereunder for the remainder of the Term after the date of the award of damages, including Additional Rent as reasonably estimated by Landlord, exceeds the amount of rental loss for such period as Tenant proves could have been reasonably avoided, with the present value computed by discounting such amount at the average prime or reference rate quoted in the Wall Street Journal on the twenty-fifth (25th) day (or the first Business Day thereafter if the twenty-fifth (25th) day is not a Business Day) of the calendar month immediately prior to the month in which such damages are awarded. In addition, Landlord shall be entitled to a late charge on all late payments, as provided in Section
16.1 below, and to interest on all of the foregoing sums, at the Interest Rate, from the date due by Tenant or paid by Landlord through the date payment is made to Landlord.

          (b) If Landlord does not terminate the Lease but relets the Premises, or any part thereof, as provided above in paragraph (a), upon such reletting, all rentals received by Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys' fees and costs of any alterations and repairs required for restoration or reletting of the Premises; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If the rentals to be received from reletting during any month will be less than that to be paid during that month by Tenant hereunder, such deficiency amounts shall be immediately due and payable from Tenant to Landlord.

          (c) Without limitation of Landlord's other rights and remedies, and regardless of whether or not Landlord shall have reentered, relet or terminated this Lease, upon any Event of Default by Tenant, at the election of Landlord (i) the entire rent for the whole term of this Lease and any other indebtedness of Tenant to Landlord hereunder shall be immediately due and payable pursuant to
Section 15.2(a) above, or (ii) Landlord may proceed for past due installments and indebtedness only, reserving Landlord's right to proceed later for the remaining installments and subsequent maturing indebtedness.

          (d) Landlord may cure the Event of Default at Tenant's expense. If Landlord pays any sum or incurs any reasonable expense in curing the Event of Default,

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

Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Interest Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

          (e) Landlord may remove all Tenant's property from the Premises utilizing such reasonable care as may be appropriate in the case of an Event of Default, and such property may be stored by Landlord in a public warehouse or elsewhere at the sole cost and for the account of Tenant. If Landlord does not elect to store any or all of Tenant's property left in the Premises, Landlord may consider such property to be abandoned by Tenant, and Landlord may thereupon dispose of such property in any manner deemed appropriate by Landlord. Any proceeds realized by Landlord on the disposal of any such property shall be applied first to offset all expenses of storage and sale, then credited against Tenant's outstanding obligations to Landlord under this Lease, and any balance remaining after satisfaction of all obligations of Tenant under this Lease shall be delivered to Tenant.

          (f) Tenant hereby waives all claims for damages that may be caused by Landlord's reentering and taking possession of the Premises or removing and storing Tenant's personal property pursuant to this Section, and Tenant shall indemnify, defend, protect and hold Landlord harmless from and against any loss, cost, liability or damage resulting from any such act. Notwithstanding any other provision of this Lease, unless specifically required by applicable Laws, Landlord shall have no obligation to relet the Premises or otherwise mitigate its damages. No reentry by Landlord as authorized herein or pursuant to Laws, shall constitute or be construed as a forcible entry by Landlord. Notwithstanding the provisions of Section 6.1 or any consent which Landlord may have given to Tenant thereunder with respect to an Alteration, Landlord may require Tenant to remove any and all Alterations from the Premises or, if Tenant fails to do so within ten (10) days after Landlord's request, Landlord may do so at Tenant's expense.

     15.3 LANDLORD'S DEFAULT. If Landlord shall default in any of its obligations under this Lease and such failure shall continue beyond the expiration of any applicable cure period provided for such default herein or, in the absence of a stated cure period for such default, for thirty (30) days (or such additional period which may, with the exercise of diligence, be required to cure the same, if the same cannot be cured within such thirty (30) day period) after written notice from Tenant specifying the circumstances of such default, then Tenant shall have such rights and remedies as are specifically provided in this Lease, and such additional rights and remedies available at law and equity which are not otherwise waived by Tenant under this Lease.

16.  LATE CHARGE; INTEREST AND AMORTIZATION RATE.

     16.1 LATE CHARGE. If any payment of rent is not received by Landlord when due, Tenant shall pay to Landlord on demand as a late charge an additional amount equal to five percent (5%) of the overdue payment; provided, however, a late charge shall not be imposed upon a late payment if such payment is received not later than ten (10) days after the date due so long as Tenant has not been late in making a previous rental payment in the immediately preceding twelve
(12) month period. A late charge shall not

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

be imposed more than once on any particular installment not paid when due, but imposition of a late charge on any payment not made when due does not eliminate or supersede late charges imposed on other (prior) payments not made when due or preclude imposition of a late charge on other installments or payments not made when due.

     16.2 INTEREST. In addition to the late charges referred to above, which are intended to defray Landlord's costs resulting from late payments, any payment from Tenant to Landlord not paid on or before the date when a late charge may be imposed by Landlord shall at Landlord's option bear interest from the date due until paid to Landlord by Tenant at the rate of fifteen percent (15%) per annum or the maximum lawful rate that Landlord may charge to Tenant under applicable laws, whichever is less (the "INTEREST RATE"). Acceptance of any late charge and/or interest shall not constitute a waiver of Tenant's default with respect to the overdue sum or prevent Landlord from exercising any of its other rights and remedies under this Lease. Any payment from Landlord to Tenant not paid when due shall also bear interest at the Interest Rate from thirty (30) days after the date due until paid by Landlord to Tenant.

     16.3 AMORTIZATION RATE. For purposes of this Lease, the term "AMORTIZATION RATE" shall mean an interest rate equal to two (2) percentage points in excess of the average prime or reference rate quoted in the Wall Street Journal on the twenty-fifth (25th) day (or the first Business Day thereafter if the twenty-fifth (25th) day is not a Business Day) of the calendar month immediately prior to the month in which a charge or payment owed by one party to the other under this Lease to which such rate is applicable, is submitted for payment.

17. WAIVER. No provisions of this Lease shall be deemed waived by either Landlord or Tenant unless such waiver is in a writing signed by the waiving party. The waiver by either party of any breach of any provision of this Lease by the other party shall not be deemed a waiver of such provision or of any subsequent breach of the same or any other provision of this Lease by such party. No delay or omission in the exercise of any right or remedy of a party upon any default by the other party shall impair such right or remedy or be construed as a waiver. Landlord's acceptance of any payments of rent due under this Lease shall not be deemed a waiver of any default by Tenant under this Lease (including Tenant's recurrent failure to timely pay rent) other than Tenant's nonpayment of the accepted sums, and no endorsement or statement on any check or accompanying any check or payment shall be deemed an accord and satisfaction. A party's consent to or approval of any act by the other party requiring the consent or approval of such party shall not be deemed to waive or render unnecessary such party's consent to or approval of any subsequent act by the other party.

18. ENTRY, INSPECTION AND CLOSURE. Landlord and its authorized representatives may enter the Premises at all reasonable times upon no less than twenty four
(24) hours prior notice ( except in the case of an emergency when no prior notice shall be required) to determine whether the Premises are in good condition, to determine whether Tenant is complying with its obligations under this Lease, to perform any maintenance or repair of the Premises or the Building that Landlord has the right or obligation to perform, to install or repair improvements for other tenants where access to

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

the Premises is required for such installation or repair, to serve, post or keep posted any notices required or allowed under the provisions of this Lease, to show the Premises to prospective brokers, agents, buyers, transferees, Mortgagees or tenants, or to do any other act or thing necessary for the safety or preservation of the Premises or the Building; provided however, so long as an Event of Default has not occurred, or Tenant has not requested Landlord's consent to a Transfer, Landlord shall not show the Premises to prospective tenants for such space except during the last nine (9) months of the Initial Term or the Extension Period. When reasonably necessary Landlord may temporarily close entrances, doors, corridors, elevators or other facilities in the Building without liability to Tenant by reason of such closure, so long as Tenant retains reasonable access to the Premises. Landlord shall conduct its activities under this Section in a manner that will minimize inconvenience to Tenant and avoid material disruption of Tenant's business operations, but only if such efforts can be accomplished without incurring additional material expense to Landlord. In no event shall Tenant be entitled to an abatement of rent on account of any entry by Landlord, and Landlord shall not be liable in any manner for any inconvenience, loss of business or other damage to Tenant or other persons arising out of Landlord's entry on the Premises in accordance with this Section. No action by Landlord pursuant to this paragraph shall constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to an abatement of rent or to terminate this Lease or otherwise release Tenant from any of Tenant's obligations under this Lease.

19.  SURRENDER AND HOLDING OVER.

     19.1 SURRENDER. Upon the expiration or termination of this Lease, Tenant shall surrender the Premises and all Tenant Improvements and Alterations to Landlord broom-clean and in their original condition, except for reasonable wear and tear, damage from casualty or condemnation and any changes resulting from approved Alterations; provided, however, that prior to the expiration or termination of this Lease Tenant shall remove all telephone and data communications wiring installed in the Building by Tenant in excess of a total of three (3) such connections (in combination but not in the aggregate) for each work station, and remove from the Premises all Tenant's personal property, Trade Fixtures and Alterations that Tenant has the right or is required by Landlord to remove under the provisions of this Lease, and repair any damage caused by such removal. If such removal is not completed before the expiration or termination of the Term, Landlord shall have the right (but no obligation) to remove the same, and Tenant shall pay Landlord on demand for all reasonable costs of removal and storage thereof (which storage may occur in the Premises or in some other portion of the Building or Project) and for the rental value of the Premises for the period from the end of the Term through the end of the time reasonably required for such removal. Landlord shall also have the right to retain or dispose of all or any portion of such property if Tenant does not pay all such costs and retrieve the property within ten (10) days after written notice from Landlord (in which event title to all such property described in Landlord's notice shall be transferred to and vest in Landlord). Landlord shall submit a final bill to Tenant for any rental value of the Premises or other costs of transport, storage and disposal of Tenant's Personal property, Trade Fixtures and Alterations which Tenant has failed to remove from the Premises as and when required hereunder within thirty (30) days of Landlord's final disposition of all items thereof, whether by sale or other disposal by Landlord or by

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

Tenant's retrieval. Tenant waives all Claims against Landlord for any damage or loss to Tenant resulting from Landlord's removal, storage, retention, or disposition of any such property. Upon expiration or termination of this Lease or of Tenant's possession, whichever is earliest, Tenant shall surrender all keys and access cards to the Premises or any other part of the Building and shall deliver to Landlord all keys for or make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises. Tenant's obligations under this Section shall survive the expiration or termination of this Lease except with respect to the rights and obligations of Tenant under this Section to remove items from the Premises and the obligations of Tenant to repair and restore any damage to the Premises caused by such removal and surrender of the Premises, in which case any claim by Landlord for costs incurred in removing such personal property and/or repairing such damages to the Premises shall survive the expiration of the Term only to the extent written notice of Landlord's claim for a specific item is delivered to Tenant prior to sixty (60) days after Tenant delivers written notice to Landlord that Tenant has fully and completely vacated and surrendered the Premises.

     19.2 HOLDING OVER. If Tenant (directly or through any Transferee or other successor-in-interest of Tenant) remains in possession of the Premises after the expiration or termination of this Lease without Landlord's express written consent, Tenant's continued possession shall be on the basis of a tenancy at the sufferance of Landlord. If Tenant (directly or through any Transferee or other successor-in-interest of Tenant) remains in possession of the Premises after the expiration or termination of this Lease with Landlord's express written consent, Tenant's continued possession shall be on the basis of a month-to-month tenancy. In either such event, Tenant shall continue to comply with or perform all the terms and obligations of Tenant under this Lease including the payment of Additional Rent, except that the monthly Base Rent during Tenant's holding over shall be 150% of the Base Rent payable in the last full month prior to the termination hereof. Acceptance by Landlord of rent after such termination shall not constitute a renewal of this Lease; and nothing contained in this provision shall be deemed to waive Landlord's right of re entry or any other right hereunder or at law. If and to the extent Tenant remains in possession of the Premises after the expiration or termination of this Lease without Landlord's express written consent, Tenant shall indemnify, defend and hold Landlord harmless from and against all Claims arising or resulting directly or indirectly from Tenant's failure to timely surrender the Premises, including (i) any rent payable by or any loss, cost, or damages claimed by any prospective tenant of the Premises, and (ii) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Premises by reason of such failure to timely surrender the Premises.

20.  ENCUMBRANCES.

     20.1 SUBORDINATION. This Lease is expressly made subject and subordinate to any mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Property or any interest of Landlord therein which is now existing or hereafter executed or recorded ("ENCUMBRANCE"); provided, however, that such subordination shall only be effective, as to future Encumbrances, if the holder of the Encumbrance agrees that this Lease shall survive the termination of the Encumbrance by

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

lapse of time, foreclosure or otherwise so long as Tenant is not in default under this Lease (a "Non-Disturbance Agreement"). Landlord shall undertake commercially reasonable efforts to obtain a Non-Disturbance Agreement from any Mortgagee existing as of the Commencement Date, but obtaining such Non-Disturbance Agreement shall not be a condition precedent to the effectiveness of this Lease or to the performance of Tenant's obligations herein. The Non-Disturbance Agreement to be utilized upon any refinancing by Landlord and signed by Tenant shall be substantially identical to the form attached hereto as Exhibit F. Provided the conditions of the preceding sentences are satisfied, Tenant shall execute and deliver to Landlord, within ten (10) days after written request therefor by Landlord and in a form reasonably requested by Landlord, any additional documents evidencing the subordination of this Lease with respect to any such Encumbrance and the non-disturbance agreement of the holder of any such Encumbrance, so long as such documents neither materially diminish Tenant's rights or materially increase Tenant's liabilities or burdens under this Lease. If the interest of Landlord in the Property is transferred pursuant to or in lieu of proceedings for enforcement of any Encumbrance, Tenant shall immediately and automatically attorn to the new owner, and this Lease shall continue in full force and effect as a direct lease between the Purchaser and Tenant on the terms and conditions set forth in this Lease.

     20.2 MORTGAGEE PROTECTION. Tenant agrees to give any holder of any Encumbrance covering any part of the Property ("MORTGAGEE"), by certified mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Mortgagee. If Landlord shall have failed to cure such default within thirty (30) days from the effective date of such notice of default, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.

21.  ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.

21.1 ESTOPPEL CERTIFICATES. Within ten (10) Business Days after written request therefor, Tenant shall execute and deliver to Landlord, in a form provided by or satisfactory to Landlord, a certificate stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the Term, the monthly Base Rent, the date to which Rent has been paid, the amount of any security deposit or prepaid rent, whether either party hereto is in default under the terms of the Lease, and whether Landlord has completed its construction obligations hereunder (if any). Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Property shall be entitled to rely upon any such certificate. Tenant acknowledges that due to the fact Tenant will be occupying a significant portion of the rentable space in the Building under this Lease, any prospective purchaser from and/or lender of Landlord is not likely to agree to purchase the Project or lend money thereon absent receiving in a timely

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

manner an estoppel certificate signed by Tenant and otherwise complying with the requirements of this Section 21.1, and that timely receipt by Landlord of tenant estoppels in form and content required under leases of in the Building are an essential element of consideration bargained for by Landlord and that same may be essential to the approval of the Property by a prospective buyer or the underwriting of a loan by a mortgagee. If Tenant fails to deliver such certificate within ten (10) days after Tenant's receipt of Landlord's second written request therefor, wherein such notice is (x) sent to Tenant's General Counsel at the address indicated in the Basic Lease Information, and (y) contains the following phrase, or words to substantially equivalent effect, in at least twelve (12) point bolded type:

                  "IF TENANT FAILS TO EXECUTE AND DELIVER THIS ESTOPPEL CERTIFICATE TO LANDLORD WITHIN TEN (10) DAYS AFTER TENANT'S RECEIPT OF THIS LETTER, SUCH FAILURE (WITHOUT THE REQUIREMENT OF ADDITIONAL NOTICE OR RIGHT TO CURE) SHALL CONSTITUTE AN EVENT OF DEFAULT AND SHALL ENTITLE LANDLORD TO SEEK AND OBTAIN RELIEF PURSUANT TO ANY AND ALL REMEDIES PROVIDED IN SECTION
                  15.2 OF THE LEASE.",

         such failure (without the requirement of additional notice or right to cure) shall constitute an Event of Default and shall entitle Landlord to seek and obtain relief pursuant to any and all remedies provided in Section 15.2 above. The parties expressly agree that if Tenant fails to deliver such certificate when required to do so, Landlord will suffer real and actual damages, but the exact nature and amount may be difficult to ascertain. Therefore, by executing and delivering this Lease, the parties expressly agree to liquidate the amount of damages that Landlord may suffer in the event Tenant fails to deliver the certificate within a period commencing ten (10) days after Landlord's second written request therefor and ending sixty (60) days after the date of Landlord's initial request for such certificate, in the amount of $10,000, said sum being agreed by Landlord and Tenant to be a reasonable amount in light of the circumstances existing as of the Lease Date. If Tenant fails to deliver such certificate within sixty (60) days after the date of the initial request, Tenant shall be liable to Landlord for any damages incurred by Landlord (in an amount not to exceed $3.00 per rentable square foot of the Premises for each occurrence) including any profits or other benefits from any financing of the Property or any interest therein which are lost or made unavailable as a result, directly or indirectly, of Tenant's failure or refusal to timely execute or deliver such estoppel certificate. The form of estoppel certificate to be executed and delivered by Tenant under this Lease is attached hereto as Exhibit G.

     21.2 FINANCIAL STATEMENTS. Upon request by Landlord, not more than once a year, Tenant shall deliver to Landlord a copy of Tenant's financial statements (including at least a year end balance sheet and a statement of profit and loss) for each of the three most recently completed years, prepared in accordance with generally accepted accounting principles (and, if such is Tenant's normal practice, audited by an independent certified public accountant), all then available subsequent interim statements, and such other financial information as may reasonably be requested by Landlord or required by any Mortgagee; provided however, if Tenant is a publicly-traded company, Tenant may satisfy the foregoing requirements each year by providing to Landlord a copy of its most

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

recently published annual report to shareholders and the 10-K and all 10-Q's filed with the Securities Exchange Commission for the most recent Lease Year. Landlord agrees to use reasonable efforts to keep all Tenant's non-public financial information confidential when so designated on the face thereof when delivered to Landlord, disclosing such information only to those who have a reason to review same, its members, partners, shareholders, officers, financial consultants, lenders and attorneys.

22. NOTICES. Any notice, demand, request, consent or approval that either party desires or is required to give to the other party under this Lease shall be in writing and shall be served personally, delivered by messenger or courier service which provides one day delivery service and written proof or confirmation of delivery, or sent by U.S. certified mail, return receipt requested, postage prepaid, addressed to the other party at the party's address for notices set forth in the Basic Lease Information. Notices delivered personally will be effective immediately upon receipt (or refusal of delivery or receipt); notices sent by independent messenger or courier service will be effective one (1) day after acceptance by the independent service for delivery; notices sent by mail in accordance with this Section will be effective three (3) days after mailing. Either party may change its address for notices hereunder by a notice to the other party complying with this Section. If Tenant sublets the Premises, notices from Landlord shall be effective on the subtenant when given to Tenant pursuant to this Section.

23. ATTORNEYS' FEES. In the event of any litigation or arbitration regarding any rights and obligations under this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs, expert witness fees and costs, and court costs in addition to any other relief which may be granted. The "PREVAILING PARTY" shall mean the party receiving substantially the relief desired, whether by settlement, dismissal, summary judgment, judgment, or otherwise.

24. QUIET POSSESSION. Subject to Tenant's full and timely performance of all of Tenant's obligations under this Lease and subject to the terms of this Lease, including Section 20 - ENCUMBRANCES, Tenant shall have the quiet possession of the Premises throughout the Term as against any persons or entities lawfully claiming by, through or under Landlord.

25. SECURITY MEASURES. Landlord may, but shall be under no obligation to, implement security measures for the Property or Project, such as the registration or search of all persons entering or leaving the Building, requiring identification for access to the Building, evacuation of the Building for cause, suspected cause, or for drill purposes, the issuance of magnetic pass cards or keys for Building or elevator access and other actions that Landlord deems necessary or appropriate to prevent any threat of property loss or damage, bodily injury or business interruption; provided, however, that if any of such measures are implemented, same shall be implemented in a way as not to inconvenience tenants of the Building unreasonably. Notwithstanding the foregoing, Landlord agrees to install and maintain throughout the Term an access control system utilizing access cards (or a reasonably comparable access control system) at the Building entrances, elevators and stairwells. Landlord will furnish to Tenant free of charge, one (1) Building access card per 200 rentable square feet of the Premises. Tenant will provide Landlord with the

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

identity of each employee or contractor of Tenant that will be issued a Building access card and immediately upon any change in the identity of such persons holding such cards. Landlord shall at all times have the right to change, alter, reduce or eliminate any such security services or measures at any time. Tenant shall cooperate and comply with, and cause Tenant's Representatives and Visitors to cooperate and comply with, such security measures. Landlord, its agents and employees shall have no liability to Tenant or its Representatives or Visitors for the implementation or exercise of, or the failure to implement or exercise, any such security measures or for any resulting disturbance of Tenant's use or enjoyment of the Premises. In the event Landlord provides or in any way manages an access control system for the Premises or Building, then Tenant will with all diligence and good faith, notify Landlord in writing of any lost or missing access cards, or of any cards held by employees or former employees that need to be denied a level of access previously held. At Landlord's option, access cards may require a deposit prior to issuance or replacement, or may be required to be purchased for a fee.

26. FORCE MAJEURE. Except to the extent otherwise expressly provided in this Lease, if either party is delayed, interrupted or prevented from performing any of its obligations under this Lease, including its obligations under the Construction Rider (if any), and such delay, interruption or prevention is due to any cause outside of the reasonable control of such party, including, without limitation, fire, act of God, governmental act or failure to act, labor dispute or unavailability of materials, then the time for performance of the affected obligations of such party shall be extended for a period equivalent to the period of such delay, interruption or prevention; provided, however, the foregoing shall not apply to any obligation of either party to pay any sum of money required under this Lease.

27. DECLARATION; RULES AND REGULATIONS. This Lease shall be subject and subordinate to, and Tenant shall comply with all applicable provisions of, the applicable Declaration (the "DECLARATION"), which encumbers the Property, being either that certain Declaration of Covenants, Conditions and Restrictions for Lenox Park dated as of May 9, 1997 and recorded in the Office of the Register of Shelby County, Tennessee on May 9, 1997 as Instrument No. GP 0125, and any amendments thereto, or that certain Declaration of Covenants, Conditions and Restrictions for Lenox Park East dated as of June 12, 2000 and recorded in the Office of the Register of Shelby County, Tennessee on June 13, 2000, as Instrument No. KG 4348, together with that certain First Amendment to Declaration of Covenants, Conditions and Restrictions for Lenox Park East dated as of June 14, 2000 and recorded in the Office of the Register of Shelby County, Tennessee on June 14, 2000, as Instrument No. KG 5220, and any subsequent amendments thereto, and Tenant expressly agrees to execute, acknowledge and deliver to Landlord for recording any and all instruments necessary or desired by Landlord, or any Mortgagee, within ten (10) days of written request therefor, to evidence such subordination; provided however, nothing in the Declaration shall impose upon Tenant, so long as Tenant is not an Owner (as defined in the Declaration), the obligations of an Owner thereunder with respect to (i) the payment of Assessments to the Association, (ii) the performance of certain affirmative covenants to install, construct, re construct, operate, maintain, replace or remove any Building or Improvements located on a Lot or any portion of the Common Area, or (iii) the obtaining and maintaining of insurance. Furthermore, the imposition and foreclosure of any lien on any Lot by the Association or any other party pursuant to the Declaration in the event of any default by an Owner, shall not disturb the rights and occupancy of Tenant so long as Tenant is not in default under this Lease. Tenant shall also be bound by and shall comply with the rules and regulations attached to and made a part of this Lease as Exhibit C to the extent those rules and regulations are not in conflict with the terms of this Lease, as well as any reasonable rules and regulations hereafter adopted by Landlord for all tenants of the Building, upon notice to Tenant thereof (collectively, the "BUILDING RULES"). Landlord shall not be responsible to Tenant or to any other person for any violation of, or failure to observe, the Building Rules by any other tenant or other person; or failure by Landlord to enforce the Building Rules.

28. LANDLORD'S LIABILITY. The term "Landlord," as used in this Lease, shall mean only the owner or owners of the Property at the time in question. In the event of any conveyance of title to the Property, then from and after the date of such conveyance, the transferor Landlord shall be relieved of all liability with respect to Landlord's obligations to be performed under this Lease after the date of such conveyance. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord's interest in the Property as the same may from time to time be encumbered, or the net proceeds of sale of the Property in the event liability is asserted against a prior Landlord with respect to an obligation of such Landlord that relates to a period, and was breached, prior to such sale, and to the fullest extent permitted by law, the proceeds of any liability insurance of Landlord in the event Tenant obtains a judgment against Landlord for a Claim that is insurable under ordinary commercial general liability insurance policies and such judgment may be covered by such insurance. Notwithstanding any other term or provision of this Lease, no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's partners, property managers, agents or members or its or their respective partners, shareholders, members, directors, officers or managers on account of any of Landlord's obligations or actions under this Lease. In no event, however, shall Landlord be liable to Tenant for any punitive or consequential damages or damages for loss of business by Tenant.

29.  CONSENTS AND APPROVALS.

     29.1 DETERMINATION IN GOOD FAITH. Wherever the consent, approval, judgment or determination of Landlord is required or permitted under this Lease, Landlord may exercise its good faith business judgment in granting or withholding such consent or approval or in making such judgment or determination without reference to any extrinsic standard of reasonableness, unless the provision providing for such consent, approval, judgment or determination specifies that Landlord's consent or approval is not to be unreasonably withheld, or that such judgment or determination is to be reasonable, or otherwise specifies the standards under which Landlord may withhold its consent. If it is determined that Landlord failed to give its consent where it was required to do so under this Lease, Tenant shall be entitled to injunctive relief but shall not to be entitled to monetary damages or to terminate this Lease for such failure.

     29.2 NO LIABILITY IMPOSED ON LANDLORD. The review and/or approval by Landlord of any item or matter to be reviewed or approved by Landlord under the terms of this Lease or any Exhibits or Addenda hereto shall not impose upon Landlord any liability for the accuracy or sufficiency of any such item or matter or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord's interest in the Property, and no third parties, including Tenant or the Representatives and Visitors of Tenant or any person or entity claiming by, through or under Tenant, shall have any rights as a consequence thereof.

30. BROKERS. Landlord shall pay the fee or commission of the broker or brokers identified in the Basic Lease Information (the "BROKER") in accordance with Landlord's separate written agreement with the Broker, if any. Landlord warrants and represents to Tenant that in the negotiating or making of this Lease neither Landlord nor anyone acting on Landlord's behalf has dealt with any broker or finder (other than the Broker) who might be entitled to a fee or commission payable by Tenant. Landlord shall indemnify and hold Tenant harmless from any claim or claims, including costs, expenses and attorney's fees incurred by Tenant, asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Landlord or Landlord's Representatives. Tenant warrants and represents to Landlord that in the negotiating or making of this Lease neither Tenant nor anyone acting on Tenant's behalf has dealt with any broker or finder who might be entitled to a fee or commission for this Lease other than the Broker. Tenant shall indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney's fees incurred by Landlord asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or Tenant's Representatives, and shall keep the Premises, the Property and the Project free from any liens filed by or on behalf of any such other broker or finder, pursuant to the provisions of Section 6.3 above.

31.  RELOCATION OF PREMISES.  [Deleted]

32. ENTIRE AGREEMENT. This Lease, including the Exhibits and any Addenda attached hereto, and the documents referred to herein, if any, constitute the entire agreement between Landlord and Tenant with respect to the leasing of space by Tenant in the Building, and supersede all prior or contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building, the Project or this Lease except as expressly set forth herein, and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. The submission of this Lease for examination does not constitute an option for the Premises and this Lease shall become effective as a binding agreement only upon execution and delivery thereof by Landlord to Tenant.

33. MISCELLANEOUS. The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights under this Lease until it is fully executed by and delivered to both Landlord and Tenant. This Lease may not be amended or modified except by a writing signed by Landlord and Tenant. Subject to Section 14 -

ASSIGNMENT AND SUBLETTING and Section 28 - LANDLORD'S LIABILITY, this Lease shall be binding on and shall inure to the benefit of the parties and their respective successors, assigns and legal representatives. The determination that any provisions hereof may be void, invalid, illegal or unenforceable shall not impair any other provisions hereof and all such other provisions of this Lease shall remain in full force and effect. The unenforceability, invalidity or illegality of any provision of this Lease under particular circumstances shall not render unenforceable, invalid or illegal other provisions of this Lease, or the same provisions under other circumstances. This Lease shall be construed and interpreted in accordance with the laws (excluding conflict of laws principles) of the State in which the Building is located. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party. When required by the context of this Lease, the singular includes the plural. Wherever the term "including" is used in this Lease, it shall be interpreted as meaning "including, but not limited to" the matter or matters thereafter enumerated. The captions contained in this Lease are for purposes of convenience only and are not to be used to interpret or construe this Lease. Capitalized terms not otherwise defined in this Lease shall have the meanings set forth in the Declaration. If more than one person or entity is identified as Tenant hereunder, the obligations of each and all of them under this Lease shall be joint and several. Time is of the essence with respect to this Lease, except as to the conditions relating to the delivery of possession of the Premises to Tenant. Neither Landlord nor Tenant shall record this Lease; provided, however, upon the written request of either party, Landlord and Tenant shall execute and acknowledge and record a memorandum of this Lease in the Office of the Register of Shelby County, Tennessee containing only the identification of the parties, the Premises, the Property and the Term, and incorporating by reference to this Lease only all other provisions of this Lease ("MEMORANDUM"). In the event of any inconsistency between the Memorandum and this Lease, the provisions of this Lease shall control to the extent of such inconsistency.

34. AUTHORITY; TENANT AND LANDLORD REPRESENTATIONS. If Tenant is a corporation, partnership, limited liability company or other form of business entity, each of the persons executing this Lease on behalf of Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Lease and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Lease. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations. In the event any of the foregoing representations or warranties is false, all individuals who execute this Lease on behalf of Tenant shall be liable, individually, as Tenant. Landlord represents as of the Lease Date that (i) Landlord has full right and lawful authority to execute this Lease for the term, in the manner, and upon the conditions and provisions herein contained; (ii) to Landlord's knowledge, there is no deed or lease restriction or other legal impediment to the use of the Premises for the purposes for which they are let hereunder; (iii) to Landlord's knowledge, neither the execution by Landlord of this Lease nor the performance by Landlord of the terms hereof will conflict with or violate any other agreement or instrument or any writ, order or decree to which Landlord is a party or by which Landlord is bound; (iv) there is no litigation currently pending or to the best of Landlord's knowledge, threatened against Landlord which could adversely affect Landlord's ability to perform any of its obligations hereunder; and (v) upon completion of the Tenant Improvements and receipt of all final certificates of occupancy, the Premises will be in substantial compliance with all applicable zoning, building and fire codes and ordinances.

     IN WITNESS WHEREOF, Landlord and Tenant have entered into this Lease as of the date first above written.

TENANT:                                      LANDLORD:

RIDDELL SPORTS, INC.,                        LENOX PARK BUILDING F PARTNERS
A DELAWARE CORPORATION                       A TENNESSEE GENERAL PARTNERSHIP


By:   /s/  Jeffrey Webb                      By: /s/ Nick Clark
    -------------------------------------       --------------------------------
    Name:  Jeffrey Webb                      Name:   Nick Clark
         --------------------------------          -----------------------------
    Title: Vice Chairman                     Title:  Partner
         --------------------------------          -----------------------------

                                    EXHIBIT A
                                    ---------

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                          DATED AS OF FEBRUARY 1, 2001
                                     BETWEEN
                  LENOX PARK BUILDING F PARTNERS, AS LANDLORD,
                                       AND
                         RIDDELL SPORTS, INC., AS TENANT


                                  THE PREMISES

                                     EXHIBIT B
                                     ---------

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                          DATED AS OF FEBRUARY 1, 2001
                                     BETWEEN
                  LENOX PARK BUILDING F PARTNERS, AS LANDLORD,
                                       AND
                         RIDDELL SPORTS, INC., AS TENANT


                               CONSTRUCTION RIDER

     1. Tenant Improvements. Landlord shall with reasonable diligence through a contractor designated by Landlord construct and install on the Property certain improvements for the Premises ("INITIAL PREMISES IMPROVEMENTS"). The Initial Premises Improvements are more particularly described in Schedule B-1 attached to this Exhibit B. The term, "Landlord's Work" as used in this Construction Rider shall refer to the Initial Premises Improvements and the Tenant Improvements as described below. Landlord shall with reasonable diligence through a contractor designated by Landlord (which contractor may be an affiliate of Landlord) construct and install in the Premises the improvements and fixtures provided for in this Construction Rider ("TENANT IMPROVEMENTS"). Landlord and Tenant will, with respect to the Landlord's Work and Tenant's Work, fully cooperate with each other with respect to all aspects of the completion of Landlord's Work and Tenant's Work; act in good faith toward each other throughout the completion of Landlord's Work and Tenant's Work; make bona fide good faith efforts to resolve all disputes by amicable negotiations; and ensure that their respective construction representatives meet, negotiate in good faith, and attempt to resolve, as expeditiously as possible, each dispute.

          1.1. Plans. The Tenant Improvements shall be constructed substantially as shown on the conceptual space plan for the Premises prepared by Denton Architecture who has been retained by Tenant as the space planner for the Premises ("SPACE PLANNER"), dated 12/8/00, which conceptual space plan uses building standard finishes except to the extent specifically noted on the Finish Schedule and Notes from Ann Triplett (4 pages received 12/14/00 via fax, attached as Schedule B-2 to this EXHIBIT B ("CONCEPTUAL SPACE PLAN"). Landlord hereby approves the Space Planner and the Conceptual Space Plan. Within twenty-eight (28) days after the Lease Date, Tenant shall cause the Space Planner to prepare and deliver to Landlord and Tenant for their review and approval a proposed final space plan based on the Conceptual Space Plan. Landlord and Tenant shall each review and respond to the proposed final space plan within thirty (30) days after receipt thereof, specifying any changes or modifications each desires therein. If necessary, the Space Planner will then revise and resubmit the final space plan to Landlord and Tenant for their approval. Landlord and Tenant shall review and approve the final space plan within five (5) days of receipt thereof ("SPACE PLAN").

          After Landlord's and Tenant's approval of the Space Plan, Tenant shall cause the Space Planner to prepare and deliver to Landlord and Tenant within a reasonable period thereafter, detailed plans and specifications sufficient to permit the construction of the Tenant Improvements by Landlord's contractor ("CONSTRUCTION DOCUMENTS"). Landlord will respond to the Construction Documents within ten (10) days after receipt thereof by providing Tenant with a cost estimate for any Changes shown in the Construction Documents from that shown on the Space Plan. Landlord and Tenant shall respond to the Construction Documents and cost estimate within ten (10) days after receipt thereof, specifying any changes or modifications each desires in the Construction Documents. Subject to Landlord's and Tenant's approval thereof, the Space Planner will then revise the Construction Documents and resubmit them to Landlord and Tenant for their approval and Landlord will provide Tenant with a revised cost estimate for any Changes shown thereon from that shown on the Space Plan. Landlord and Tenant shall approve or disapprove the same within five (5) days after receipt. Upon Tenant's and Landlord's approval of the revised Construction Documents and Tenant's approval of any Changes and the costs therefor, Landlord shall contract with a reputable, licensed and bondable contractor to construct the Tenant Improvements in accordance with the revised Construction Documents. The revised Construction Documents, as approved by Tenant and Landlord, and cost estimates of any Changes made to date, as approved by Tenant, are hereinafter referred to as the "FINAL CONSTRUCTION DOCUMENTS" and "FINAL CHANGES COST ESTIMATE," respectively. Landlord represents and Tenant acknowledges that, unless otherwise stated in the Final Changes Cost Estimate, the Scheduled Commencement Date is based upon allowing Landlord a minimum of twelve (12) weeks to complete the Tenant Improvements from the date the Final Construction Documents and Final Changes Cost Estimate is approved by Landlord and Tenant.

     Additional interior decorating services and advice on the furnishing and decoration of the Premises, such as the selection of fixtures, furnishings or design of mill work, shall be provided by Tenant at its expense, but shall be subject to the reasonable approval of Landlord.

          1.2. CONSTRUCTION. Upon approval by Landlord and Tenant of the Final Construction Documents and the Final Changes Cost Estimate, Landlord shall proceed with reasonable diligence to cause the Tenant Improvements to be Substantially Completed on or prior to the Scheduled Commencement Date. The Tenant Improvements shall be deemed to be "SUBSTANTIALLY COMPLETED" when they have been completed in accordance with the Final Construction Documents except for finishing details, minor omissions, decorations and mechanical adjustments of the type normally found on an architectural "punch list" and a temporary certificate of occupancy permitting the use and occupancy of the Premises by Tenant has been issued by the appropriate governmental authority and delivered to Tenant. (The definition of Substantially Completed shall also define the terms "SUBSTANTIAL COMPLETION" and "SUBSTANTIALLY COMPLETE.") Landlord shall also use reasonable efforts to obtain and deliver to Tenant the final certificate of occupancy for the Premises, but such obtaining, or failure to obtain, shall not affect the date of Substantial Completion, nor shall any failure or delay in obtaining same after reasonable efforts constitute a default by Landlord; provided, however, if Tenant is evicted by the action of the City of Memphis from occupying the Premises due to the lack of proper certificate(s) of occupancy or permits having been issued for the Tenant Improvements where such lack of proper permits is due solely to the acts or negligent omissions of Landlord or Landlord's authorized representatives, such eviction, at Tenant's election and upon thirty (30) days prior written notice to Landlord, shall constitute a default by Landlord.

     Notwithstanding anything to the contrary in this EXHIBIT B, Tenant may authorize Landlord by written notice given any time prior to the date the Final Construction Documents and Final Changes Cost Estimate are approved by Landlord and Tenant, to commence with the construction and installation of the demising and interior walls and ceilings portions of the Tenant Improvements, which work shall be undertaken by Landlord at Tenant's sole risk and expense in the event this Lease is subsequently terminated for any reason. The Final Changes Cost Estimate shall be modified, if necessary, to reflect the actual costs incurred by Landlord in constructing and installing said walls and ceilings.

     Following Substantial Completion of the Tenant Improvements and within thirty (30) days after Tenant takes possession of the Premises, Landlord and Tenant shall inspect the Premises and jointly prepare a "punch list" of agreed items of construction remaining to be completed. Landlord shall complete the items set forth in the punch list as soon as reasonably possible. Tenant shall cooperate with and accommodate Landlord and its workers in completing the items on the punch list.

          1.3. COST OF TENANT IMPROVEMENTS. Landlord shall pay for the cost to prepare the Space Plan based on the approved Conceptual Space Plan except for revisions thereto which are necessitated by change orders initiated by the Tenant prior to the date of approval of the final Space Plan. Landlord shall also build out the Tenant Improvements at its cost on a turnkey basis based on the Conceptual Space Plan, and will provide Tenant with an ADDITIONAL TENANT IMPROVEMENT ALLOWANCE of $8.00 per rentable foot to cover the costs of any Changes shown on the Final Construction Documents. Any additional costs of revisions to the Space Plans or preparation and/or revision of the Final Construction Documents after approval by Landlord and Tenant shall be paid by Tenant to the extent the same result from additional Changes requested by Tenant. Landlord shall contribute the necessary funds, except for change orders by Tenant, toward the cost of the construction and installation of the Tenant Improvements. The total cost to construct the Tenant Improvements as shown on the Final Construction Documents, including, but not limited to, usual markups for overhead, supervision and profit (but excluding any such markups for Landlord's supervision of the job), less the costs to be paid by Landlord above and Landlord's Additional Tenant Improvement Allowance ("ADDITIONAL COST"), shall be paid by Tenant. Tenant shall pay Landlord 50% of the Additional Cost based upon the Final Cost Estimate prior to the commencement of construction of the Tenant Improvements. The balance of the actual Additional Cost shall be paid to Landlord upon Substantial Completion of the Tenant Improvements. Landlord will use reasonable care in preparing the cost estimates for Changes, but they are estimates only and do not limit Tenant's obligation to pay for the actual Additional Cost of the Tenant Improvements, whether or not it exceeds the estimated amounts. Changes noted as "Fixed Cost Change Orders" shall be treated as such, regardless of the actual cost. Notwithstanding the foregoing, in the event that the Tenant Improvements include any modification or removal of any portion of the Common Area improvements or core Building Systems located on a particular floor of the Building so that such floor will be converted from a multi-tenant to a single-tenant floor, the costs necessary to restore and/or replace such Common Area improvements or core Building Systems upon the termination of the Lease, as reasonably estimated by Landlord as part of the Final Changes Cost Estimate for the Tenant Improvements, will be deducted from the Landlord's Additional Tenant Improvement Allowance. If after reserving and deducting all amounts as required above, the total costs for the design, installation and construction of the Tenant Improvements (including any Changes) is less than the total of Landlord's expected turnkey cost and Additional Tenant Improvement Allowance for Changes, the balance of any unspent funds shall be held by Landlord without interest paid to Tenant within ten (10) days of occupancy so long as the Lease is not in default.

          1.4. CHANGES. If Tenant requests any change, addition or alteration in or to any Conceptual Space Plan or Construction Documents or requires such to comply with Laws which are promulgated or commenced to being enforced after the date of the initial Space Plan ("CHANGES"), Landlord shall cause the Space Planner to prepare additional Plans implementing such Change. As soon as practicable after the completion of such additional Construction Documents, Landlord shall notify Tenant of the estimated cost of the Changes. Within three
(3) working days after receipt of such cost estimate, Tenant shall notify Landlord in writing whether Tenant approves the Change. If Tenant approves the Change, Landlord shall proceed with the Change and Tenant shall be liable for any Additional Cost resulting from the Change. If Tenant fails to approve the Change within such three (3) day period, construction of the Tenant Improvements shall proceed as provided in accordance with the original Construction Documents.

          1.5. DELAYS. Tenant shall be responsible for, and shall pay to Landlord, any and all costs and expenses incurred by Landlord in connection with any delay in the commencement or completion of any Tenant Improvements and any increase in the cost of Tenant Improvements caused by (i) Tenant's failure to submit information to the Space Planner or approve any Space Plan, Construction Documents or cost estimates within the time periods required herein, (ii) any delays in obtaining any items or materials constituting part of the Tenant Improvements requested by Tenant, (iii) any Changes, or (iv) any other delay requested or caused by Tenant (collectively, "TENANT DELAYS"). Landlord shall endeavor to give to Tenant written notice of any Tenant Delays which Landlord observes or expects to occur due to any of the foregoing.

     2. DELIVERY OF PREMISES. Upon Substantial Completion of the Tenant Improvements, Landlord shall deliver possession of the Premises to Tenant. If Landlord has not Substantially Completed the Tenant Improvements and tendered possession of the Premises to Tenant on or before the Scheduled Commencement Date specified in Section 2 - TERM; POSSESSION OF THE LEASE, or if Landlord is unable for any other reason to deliver possession of the Premises to Tenant on or before such date, neither Landlord nor its representatives shall be liable to Tenant for any damage resulting from the delay in completing such construction obligations and/or delivering possession to Tenant and the

Lease shall remain in full force and effect unless and until it is terminated under the express provisions of this Paragraph. If any delays in Substantially Completing the Tenant Improvements are attributable to Tenant Delays, then the Premises shall be deemed to have been Substantially Completed and delivered to Tenant on the date on which Landlord could have Substantially Completed the Premises and tendered the Premises to Tenant but for such Tenant Delays.

     Notwithstanding the foregoing, if the Commencement Date has not occurred or been deemed to have occurred within three (3) months after the Scheduled Commencement Date (excluding any days of Tenant Delays or delay of the types described in Section 26 - FORCE MAJEURE of the Lease), or within six (6) months after the Scheduled Commencement Date (excluding only Tenant Delays), either party, by written notice to the other party given within ten (10) days after the expiration of such three (3) month or six (6) month period (as applicable), may terminate this Lease without any liability to the other party; provided, however, that if the delay in the Commencement Date is caused by delays of the type described in Section 26 - FORCE MAJEURE of the Lease, and if Tenant elects to terminate as provided above, then Tenant shall reimburse Landlord, within thirty (30) days after receipt of notification from Landlord of the amounts due, for any amounts expended by Landlord for the construction and installation of the Tenant Improvements. If Tenant fails to perform any of Tenant's obligations under this Construction Rider within the time periods specified herein, Landlord may, in lieu of terminating the Lease under the foregoing provisions, treat such failure of performance as an Event of Default under the Lease.

     3. ACCESS TO PREMISES. Landlord shall allow Tenant and Tenant's Representatives to enter the Premises at least two (2) weeks prior to the Commencement Date to permit Tenant to make the Premises ready for its use and occupancy; provided, however, that prior to such entry of the Premises, Tenant shall provide evidence reasonably satisfactory to Landlord that Tenant's insurance, as described in Section 11.1 - TENANT'S INSURANCE OF THE LEASE, shall be in effect as of the time of such entry. For reasonable cause, such permission may be revoked at any time upon twenty-four (24) hours' notice, and Tenant and its Representatives shall not interfere with Landlord or Landlord's contractor in completing the Building or the Tenant Improvements. Tenant shall designate in writing to Landlord the identity of Tenant's "Project Manager" for the Premises through whom Landlord shall coordinate all matters concerning the construction and installation of the Tenant Improvements.

     Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property placed upon or installed in the Premises prior to the Commencement Date, the same being at Tenant's sole risk, and Tenant shall be liable for all injury, loss or damage to persons or property arising as a result of such entry into the Premises by Tenant or its Representatives.

     4. OWNERSHIP OF TENANT IMPROVEMENTS. All Tenant Improvements, whether installed by Landlord or Tenant, shall become a part of the Premises, shall be the property of Landlord and, subject to the provisions of the Lease, shall be surrendered by

Tenant with the Premises, without any compensation to Tenant, at the expiration or termination of the Lease in accordance with the provisions of the Lease.

     5. ADDITIONAL TENANT IMPROVEMENTS. In addition to Landlord's Allowance, if requested by Tenant, Landlord agrees to finance for Tenant up to $5.00 per rentable square foot of the Premises towards the Additional Cost for the initial Tenant Improvements or any Changes thereto requested by Tenant prior to the Commencement Date which are approved by Landlord ("UPGRADED IMPROVEMENTS") as provided below. Tenant shall notify Landlord in writing within sixty (60) days prior to the Scheduled Commencement Date (the "FINAL FINANCING REQUEST DATE") if Tenant wishes to accept all or a portion of Landlord's offer under this Paragraph 5. Tenant's failure to so notify Landlord shall constitute Tenant's irrevocable waiver of any rights under this Paragraph 5 as to the financing by Landlord of any Upgraded Improvements which are not so identified in such notice. Upon receipt of such notice, Landlord shall pay the costs for the Upgraded Improvements, or reimburse Tenant for such amount, up to the above-specified limit and Tenant shall pay any additional amount for such Upgraded Improvements if Tenant has not already done so. Upon the satisfaction of the conditions and Landlord's payment of the amounts as provided above, Base Rent shall be increased as of the next occurring due date by an amount necessary to amortize the Upgraded Improvements paid by Landlord, such amounts to be amortized in equal monthly installments over the remaining portion of the initial Term of this Lease (or over the first two Lease Years if so requested by Tenant prior to the Commencement Date) at the Amortization Rate compounded monthly.

                                   SCHEDULE 1
                                   ----------
                                       to
                                    EXHIBIT B
                                    ---------

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                          DATED AS OF FEBRUARY 1, 2001
                                     BETWEEN
                  LENOX PARK BUILDING F PARTNERS, AS LANDLORD,
                                       AND
                         RIDDELL SPORTS, INC., AS TENANT

                              CERTAIN LANDLORD WORK
                              ---------------------

             ALLOCATION OF COSTS FOR TENANT IMPROVEMENT CONSTRUCTION

--------------------------------------------------------------------------------
ITEM                                   PROVIDED IN        FUNDED FROM TENANT
                                    BASE BUILDING BY    IMPROVEMENT ALLOWANCE
                                        LANDLORD
                                    --------------------------------------------
                                                          ABOVE        BELOW
                                                        FINISHED      FINISHED
                                                        CEILING       CEILING
--------------------------------------------------------------------------------
Space Utilization Program                                                o
--------------------------------------------------------------------------------
Space Planning/Drawings/Prints                                           o
--------------------------------------------------------------------------------
Interior Decorating Services                                             o
--------------------------------------------------------------------------------
Building Core Access Control System         o
--------------------------------------------------------------------------------
Access Control  Tenant Space                                             o
--------------------------------------------------------------------------------
Fire Protection Sprinkler System            o
--------------------------------------------------------------------------------
Sprinkler heads and pipingTenant Space                     o
--------------------------------------------------------------------------------
HVAC System                                 o
--------------------------------------------------------------------------------
HVAC  VAV boxes and thermostats             o
--------------------------------------------------------------------------------
HVAC Distribution & Ceiling registers                      o
--------------------------------------------------------------------------------
Electrical Distribution System              o
--------------------------------------------------------------------------------
Electrical outlets                                                       o
--------------------------------------------------------------------------------
Lighting fixtures and installation                         o
--------------------------------------------------------------------------------
Light switches                                                           o
--------------------------------------------------------------------------------
Ceiling Grid/ Ceiling tiles                                o
--------------------------------------------------------------------------------
Demising partition walls                                                 o
--------------------------------------------------------------------------------
Tenant partition walls                                                   o
--------------------------------------------------------------------------------
Entry doors (in public hallways)                                         o
--------------------------------------------------------------------------------
Interior doors                                                           o
--------------------------------------------------------------------------------
Hardware and door closers                                                o
--------------------------------------------------------------------------------
Floor coverings  VCT Tile/Carpet                                         o
--------------------------------------------------------------------------------
Wall base                                                                o
--------------------------------------------------------------------------------
Wall coverings  vinyl/paint                                              o
--------------------------------------------------------------------------------
Millwork, cabinets, and counters                                         o
--------------------------------------------------------------------------------
Sinks & Plumbing                                                         o
--------------------------------------------------------------------------------
Exterior Window Blinds                      o
--------------------------------------------------------------------------------
Interior Window Blinds                                                   o
--------------------------------------------------------------------------------

                                   SCHEDULE 2
                                   ----------
                                       to
                                    EXHIBIT B
                                    ---------

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                          DATED AS OF FEBRUARY 1, 2001
                                     BETWEEN
                  LENOX PARK BUILDING F PARTNERS, AS LANDLORD,
                                       AND
                         RIDDELL SPORTS, INC., AS TENANT

                   FINISH SCHEDULE AND NOTES FROM ANN TRIPLETT
                   -------------------------------------------






                                (SEE ATTACHMENT)
                                ----------------

                                    EXHIBIT C
                                    ---------

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                          DATED AS OF FEBRUARY 1, 2001
                                     BETWEEN
                  LENOX PARK BUILDING F PARTNERS, AS LANDLORD,
                                       AND
                         RIDDELL SPORTS, INC., AS TENANT


                                 BUILDING RULES
                                 --------------

     The following Building Rules are additional provisions of the foregoing Lease to which they are attached. The capitalized terms used herein have the same meanings as these terms are given in the Lease.

     1. USE OF COMMON AREAS. Tenant will not obstruct the sidewalks, halls, passages, exits, entrances, elevators or stairways of the Building or the Parking Facility and accompanying driveways, streets, pathways and sidewalks (collectively, "COMMON AREAS"), and Tenant will not use the Common Areas for any purpose other than ingress and egress to and from the Premises and the Property. The Common Areas, except for the sidewalks, are not open to the general public and Landlord reserves the right to control and prevent access to the Common Areas of any person whose presence, in Landlord's opinion, would be prejudicial to the safety, reputation and interests of the Building and its tenants. The use of the Common Areas by Tenant, its Representatives and Visitors, shall be subject to all of the terms of the Lease and the Building Rules.

     2. NO ACCESS TO ROOF. Tenant has no right of access to the roof of the Building and will not install, repair or replace any antenna, aerial, aerial wires, fan, air-conditioner or other device on the roof of the Building, without the prior written agreement between Tenant and Landlord. Any such device installed without such written consent is subject to removal at Tenant's expense without notice at any time. If Landlord agrees in writing to permit Tenant access to the roof of the Building for the purpose of installing a particular device, Landlord will have the right to charge a monthly fee and to specify the method of installation and the location of the device. In any event Tenant will be liable for any damages or repairs incurred or required as a result of its installation, use, repair, maintenance or removal of such devices on the roof and agrees to indemnify and hold harmless Landlord from any liability, loss, damage, cost or expense, including reasonable attorneys' fees, arising from any activities of Tenant or of Tenant's Representatives on the roof of the Building. Any area of permitted use of the roof is subject to repairs or replacement of the roof. Tenant will promptly and entirely at its expense make arrangements for the relocation of any device used by Tenant to permit such repairs or replacement, and if Tenant fails to do, Landlord may make such arrangements at Tenant's expense.

     3. SIGNAGE. No sign, placard, picture, name, advertisement or notice visible from the exterior of the Premises (including common areas) will be inscribed, painted, affixed or otherwise displayed by Tenant on or in any part of the Building outside of the Premises, nor any sign, placard, advertisement or similar material be located inside the Premises which is visible from outside the Premises, without the prior written consent of Landlord, which consent may be denied or subject to conditions in the sole and absolute discretion of the Landlord. Landlord reserves the right to adopt and furnish Tenant with general guidelines relating to signs in or on the Building. All approved signage will be inscribed, painted or affixed at Tenant's expense by a person approved and directed by Landlord.

     4. PROHIBITED USES. The Premises will not be used for manufacturing, for the storage of merchandise held for sale to the general public, for lodging or for the sale of goods to the general public. Tenant will not permit any food preparation on the Premises, except that Tenant may use Underwriters' Laboratory approved microwave ovens for heating and cooking food and equipment for brewing coffee, tea, hot chocolate and similar beverages so long as such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

     5. JANITORIAL SERVICES. Tenant will not employ any person for the purpose of cleaning the Premises or permit any person to enter the Building for such purpose other than Landlord's janitorial service, except with Landlord's prior written consent. Tenant will not necessitate, and will be liable for the cost of, any undue amount of janitorial labor by reason of Tenant's carelessness in or indifference to the preservation of good order and cleanliness in the Premises. Janitorial service will not be furnished to areas in the Premises on nights when such areas are occupied after 9:30 p.m., unless such service is extended by written agreement to a later hour in specifically designated areas of the Premises. Janitorial Service will be furnished only on nights of Business Days.

     6. KEYS AND LOCKS. Landlord will furnish Tenant access cards for access to the Building and Premises. Landlord may make a reasonable charge for any additional or replacement access cards or for modification of original levels of access control for individual employees. Tenant will not duplicate any access cards, alter any locks or install any new or additional lock or bolt on any door of its Premises or on any other part of the Building without the prior written consent of Landlord and, in any event, Tenant will provide Landlord with a key or access card, as applicable, for any such lock. On the termination of the Lease, Tenant will deliver to Landlord all keys and access cards to any locks or doors in the Building which have been obtained by Tenant.

     7. FREIGHT. An elevator will be made available for Tenant's use for transportation of freight, subject to Landlord's use which will have a priority over Tenant's use; provided, however, that if Tenant will need the exclusive use of the elevator for thirty (30) minutes or more, Tenant must give Landlord not less than twenty-four hours prior notice, which notice may be oral, subject to such scheduling as Landlord in its discretion deems appropriate. Tenant shall not transport freight in loads exceeding the weight limitations of such elevator. Landlord reserves the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building, and no property will be received in the Building or carried up or down the freight elevator or stairs except during such hours and along such routes and by such persons as may be designated by Landlord. Landlord reserves the right to require that heavy objects will stand on wood strips of such length and thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and Tenant will be liable for all damage or injuries caused by moving or maintaining such property.

     8. NUISANCES AND DANGEROUS SUBSTANCES. Tenant will not conduct itself or permit Tenant's Representatives or Visitors to conduct themselves, in the Premises or anywhere on or in the Property in a manner which is offensive or unduly annoying to any other Tenant or Landlord's property managers. Tenant will not install or operate any phonograph, radio receiver, musical instrument, or television or other similar device in any part of the Common Areas and shall not operate any such device installed in the Premises in such manner as to disturb or annoy other tenants of the Building. Tenant will not place or allow to be placed any object near the glass of any window, door, partition or wall that would appear unsightly from outside the Premises. Tenant will not use or keep in the Premises or the Property any kerosene, gasoline or other combustible fluid or material other than limited quantities thereof reasonably necessary for the maintenance of office equipment, or, without Landlord's prior written approval, use any method of heating, air conditioning, illumination or power other than that supplied by Landlord. Tenant will not use or keep any foul or noxious gas or substance in the Premises or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business therein. Tenant will not bring or keep any animals (except in aid of handicapped persons) or birds in or about the Premises or the Property. Bicycles and motorcycles are not allowed within the Building. Any motorcycles used by Tenant's employees will only be parked in spaces designated for motorcycles, and if there are no such spaces marked or available, then in spaces normally designated for automobiles.

     9. BUILDING NAME AND ADDRESS. Without Landlord's prior written consent, Tenant will not use the name of the Building in connection with or in promoting or advertising Tenant's business except as Tenant's address.

     10. BUILDING DIRECTORY. A directory for the Building will be provided for the display of the name and location of tenants. Landlord reserves the right to approve any additional names Tenant desires to place in the directory and, if so approved, Landlord may assess a reasonable charge for adding such additional names.

     11. WINDOW COVERINGS. No curtains, draperies, blinds, shutters, shades, awnings, screens or other coverings, window ventilators, hangings, decorations or similar equipment shall be attached to, hung or placed in, or used in or with any window of the Building without the prior written consent of Landlord, and Landlord shall have the right to control all lighting within the Premises that may be visible from the exterior of the Building. In addition, Landlord shall have the right to control the height level of any blinds.

     12. FLOOR COVERINGS. Tenant will not lay or otherwise affix linoleum, tile, carpet or any other floor covering to the floor of the Premises in any manner except as approved in writing by Landlord. Tenant will be liable for the cost of repair of any damage resulting from the violation of this rule or the removal of any floor covering by Tenant or its contractors, employees or invitees. Tenant will use chair pads at all desk chair areas in order to maintain the carpet in good condition and prevent abnormal wear.

     13. WIRING AND CABLING INSTALLATIONS. Landlord will direct Tenant's electricians and other vendors as to where and how data, telephone, and electrical wires and cables are to be installed. No boring or cutting for wires or cables will be allowed without the prior written consent of Landlord. The location of burglar alarms, smoke detectors, telephones, call boxes and other office equipment affixed to the Premises shall be subject to the written approval of Landlord.

     14. OFFICE CLOSING PROCEDURES. Tenant will see that the doors of the Premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant or its employees leave the Premises, so as to prevent waste or damage. Tenant will be liable for all damage or injuries sustained by other tenants or occupants of the Building or Landlord resulting from Tenant's carelessness in this regard or violation of this rule. Tenant will keep the doors to the Building corridors closed at all times except for ingress and egress.

     15. PLUMBING FACILITIES. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be disposed of therein. Tenant will be liable for any breakage, stoppage or damage resulting from the violation of this rule by Tenant, its employees or invitees.

     16. USE OF HAND TRUCKS. Tenant will not use or permit to be used in the Premises or in the Common Areas any hand trucks, carts or dollies except those equipped with rubber tires and side guards or such other equipment as Landlord may approve.

     17. REFUSE. Tenant shall store all Tenant's trash and garbage within the Premises or in other facilities designated by Landlord for such purpose. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Building is located without being in violation of any law or ordinance governing such disposal. All trash and garbage removal shall be made in accordance with directions issued from time to time by Landlord, only through such Common Areas provided for such purposes and at such times as Landlord may designate. Tenant shall comply with the requirements of any recycling program adopted by Landlord for the Building.

     18. SOLICITING. Canvassing, peddling, soliciting and distribution of handbills or any other written materials in the Building are prohibited, and Tenant will cooperate to prevent the same.

     19. PARKING. Tenant will use, and cause Tenant's Representatives and Visitors to use, the parking spaces to which Tenant is entitled under the Lease in a manner consistent with Landlord's directional signs and markings in the Parking Facility. Specifically, but without limitation, Tenant will not park, or permit Tenant's Representatives or Visitors to park, in a manner that impedes access to and from the Building or the Parking Facility or that violates space reservations for handicapped drivers. Landlord may use such reasonable means as may be necessary to enforce the directional signs and markings in the Parking Facility, including but not limited to towing services, and Landlord will not be liable for any damage to vehicles towed as a result of non-compliance with such parking regulations. All responsibility for damage to vehicles or injury to persons is assumed by the owner of the vehicle or its driver.

     20. FIRE, SECURITY AND SAFETY REGULATIONS. Tenant will comply with all safety, security, fire protection and evacuation measures and procedures established by Landlord or any governmental agency.

     21. RESPONSIBILITY FOR THEFT. Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

     22. SALES AND AUCTIONS. Tenant will not conduct or permit to be conducted any sale by auction in, upon or from the Premises or elsewhere in the Property, whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

     23. LANDLORD'S EMPLOYEES. Employees of Landlord shall not be requested by Tenant to receive or carry messages for or to Tenant or any other person, nor contract with nor render free or paid services to Tenant or Tenant's servants, employees, contractors, jobbers, agents, invitees, licensees, guests, or visitors. In the event that any of Landlord's employees perform any such services, such employees shall be deemed to be the agents of Tenant regardless of whether or how payment is arranged for such services. Tenant hereby indemnifies, defends, protects and holds Landlord harmless from any and all actions, claims, demands, losses, damages or liability in connection with any such services and any associated injury or damage to property or injury or death to persons resulting therefrom.

     24. SMOKING. No smoking of any type is permitted within the Premises or Building. In the event that Landlord designates a smoking area, Tenant shall direct employees and guests to such area and take necessary action with such individuals to cause such to occur.

     25. WAIVER OF RULES. Landlord may waive any one or more of these Building Rules for the benefit of any particular tenant or tenants, but no such waiver by Landlord will be construed as a waiver of such Building Rules in favor of any other tenant or tenants nor prevent Landlord from thereafter enforcing these Building Rules against any or all of the tenants of the Building.

     26. EFFECT ON LEASE. These Building Rules are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Subject to applicable notice and cure periods under this Lease, violation of these Building Rules constitutes a failure to fully perform the provisions of the Lease, as referred to in
Section 15.1 - "EVENTS OF DEFAULT".

     27. NON-DISCRIMINATORY ENFORCEMENT. Subject to the provisions of the Lease (and the provisions of other leases with respect to other tenants), Landlord shall use reasonable efforts to enforce these Building Rules in a non-discriminatory manner, but in no event shall Landlord have any liability for any failure or refusal to do so (and Tenant's sole and exclusive remedy for any such failure or refusal shall be injunctive relief preventing Landlord from enforcing any of the Building Rules against Tenant in a manner that discriminates against Tenant.

     28. ADDITIONAL AND AMENDED RULES. Subject to giving Tenant notice thereof as provided in the Lease, Landlord reserves the right to rescind or amend these Building Rules and/or adopt any other reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.

                                    EXHIBIT D
                                    ---------

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                          DATED AS OF FEBRUARY 1, 2001
                                     BETWEEN
                  LENOX PARK BUILDING F PARTNERS, AS LANDLORD,
                                       AND
                    RIDDELL SPORTS, INC., AS TENANT ("LEASE")


                           ADDITIONAL PROVISIONS RIDER
                           ---------------------------


35. EXTENSION OPTION. Provided that Riddell Sports, Inc., has not assigned this Lease or sublet any or all of the Premises (it being intended that all rights pursuant to this provision are and shall be personal to the original Tenant or to an Affiliate pursuant to a pre-approved Transfer under this Lease and shall not be transferable or exercisable for the benefit of any other Transferee), and provided Tenant is not in default under this Lease at the time of exercise or at any time thereafter until the beginning of any such extension of the Term, Tenant shall have the option (the "EXTENSION OPTION") to extend the Term for one
(1) additional consecutive period of five (5) years ("EXTENSION PERIOD"), by giving written notice to Landlord of the exercise of such Extension Option at least twelve (12) months, but no more than fifteen (15) months prior to the expiration of the initial Term. The exercise of the Extension Option by Tenant shall be irrevocable and shall cover the entire Premises leased by Tenant pursuant to this Lease. Upon such exercise, the term of the Lease shall automatically be extended for the Extension Period without the execution of any further instrument by the parties; provided that Landlord and Tenant shall, if requested by either party, execute and acknowledge an instrument confirming the exercise of the Extension Option. The Extension Option shall terminate if not exercised precisely in the manner provided herein. The extension of the Term shall be upon all the terms and conditions set forth in this Lease and all Exhibits thereto, except that: (i) Tenant shall have no further option to extend the Term of the Lease; (ii) Landlord shall not be obligated to contribute funds toward the cost of any remodeling, renovation, alteration or improvement work in the Premises; (iii) Base Rent for such Extension Period shall be the then "Fair Market Base Rental" (as defined below) for the Premises as of the commencement of the Extension Period for the space and term involved, and (iv) the Base Operating Costs and Base Taxes for such Extension Period shall be the Operating Costs and Taxes, respectively, for the most recent full calendar year completed prior to the end of the initial Term. If the average occupancy of the Building was less than ninety-five percent (95%) for such prior full calendar year, the Base Operating Costs and Base Taxes for such Extension Period as provided above shall be based upon the amount of actual Operating Costs and Taxes that would have been incurred if the Building had an average occupancy of ninety-five percent (95%) during such prior full calendar year.

          (a) "FAIR MARKET BASE RENTAL" shall mean the "fair market" Base Rent at the time or times in question for the applicable space, based on the prevailing rentals then being charged to new tenants in the Building and new tenants in other office buildings in the general vicinity of the Building of comparable size, location, quality and age as the Building for leases with terms equal to the Extension Period, taking into account the creditworthiness and financial strength of the tenant, the financial guaranties provided by the tenant (if any), the value of market concessions (including the value of construction, renovation, moving and other allowances or rent credits), the desirability, location in the building, size and quality of the space, tenant finish allowance and/or tenant improvements, included services, operating expenses, and tax and expense stops or other escalation clauses, for the space in the Building for which Fair Market Base Rental is being determined and for comparable space in the buildings which are being used for comparison. Fair Market Base Rental shall also reflect the then prevailing rental structure for comparable office buildings in the general vicinity of the Property, so that if, for example, at the time Fair Market Base Rental is being determined the prevailing rental structure for comparable space and for comparable lease terms includes periodic rental adjustments or escalations, Fair Market Base Rental shall reflect such rental structure.

          (b) Landlord and Tenant shall endeavor to agree upon the Fair Market Base Rental. If they are unable to so agree within thirty (30) days after receipt by Landlord of Tenant's notice of exercise of the Extension Option, Landlord and Tenant shall mutually select a licensed real estate broker having a minimum of five (5) years experience in commercial office building leasing in the Memphis Metropolitan area and who is active in the leasing of office space in the general vicinity of the Property. Landlord shall submit Landlord's determination of Fair Market Base Rental, and Tenant shall submit Tenant's determination of Fair Market Base Rental, to such broker, at such time or times and in such manner as Landlord and Tenant shall agree (or as directed by the broker if Landlord and Tenant do not promptly agree). The broker shall separately select either Landlord's or Tenant's determination as the Fair Market Base Rental, and such determinations shall be binding on Landlord and Tenant. If Tenant's determination is selected as the Fair Market Base Rental, then Landlord shall bear all of the broker's cost and fees. If Landlord's determination is selected as the Fair Market Base Rental, then Tenant shall bear all of the broker's cost and fees.

          (c) In the event the Fair Market Base Rental for the Extension Period has not been determined at such time as Tenant is obligated to pay Base Rent and Additional Rent for such Extension Period, Tenant shall pay as Base Rent and Additional Rent pending such determination, the Base Rent and Additional Rent in effect for such space immediately prior to the Extension Period; provided, that upon the determination of the applicable Fair Market Base Rental, any shortage of Base Rent and Additional Rent paid, together with interest at the rate specified in the Lease, shall be paid to Landlord by Tenant.

          (d) In no event shall the Base Rent during the Extension Period be less than the Base Rent in effect immediately prior to such Extension Period.

          (e) The term of this Lease, whether consisting of the Initial Term alone or the Initial Term as extended by the Extension Period (if the Extension Option is exercised), is referred to in this Lease as the "Term."

36.  RIGHT OF FIRST OFFER.

     (a) Provided that Riddell Sports, Inc., has not assigned this Lease or sublet any or all of the Premises (it being intended that all rights pursuant to this provision are and shall be personal to the original Tenant or to an Affiliate pursuant to a pre-approved Transfer under this Lease and shall not be transferable or exercisable for the benefit of any other Transferee), and provided Tenant is not in default under this Lease or in a holdover of the Term of this Lease at the time of the exercise of any such right or at any time thereafter until delivery of possession of the space to Tenant, and subject to any and all rights of other or prospective tenants of the Project with respect to such space in the form of executed leases, lease amendments and letters of intent respecting space within the Building (including renewal and extension rights and rights of first offer, first negotiation, first refusal or other expansion rights) existing prior to the first anniversary of the Commencement Date or which may arise thereafter as referenced below, then from and after the first anniversary of the Commencement Date Tenant shall have a continuing right of first offer to lease the following space in the Building pursuant to the terms and conditions set forth in this Section 36: any space in the Building which becomes available. Within thirty (30) days after the first anniversary of the Commencement Date, Landlord shall deliver to Tenant a list of all parties then having rights to such space prior (and therefore superior) to those of Tenant's granted under this Section 36, if any; provided, however, Tenant recognizes that due to the continuing nature of the right of first offer granted under this Section 36, then if Tenant declines to accept an offer made under this Section 36, other parties subsequently leasing such space may thereafter obtain rights which will be superior to Tenant's rights under this Section 36.

     (b) Such right of first offer (i) may only be exercised with respect to space which has not been previously leased or committed to another tenant as specified above, or to space which has been previously leased and as to which an existing tenant of such space has elected not to extend its lease or re-lease such space, or is otherwise vacating such space, and (ii) may only be exercised with respect to all of the space being offered by Landlord to Tenant. If any space qualifying for such right of first offer becomes available, Landlord shall offer to lease such space to Tenant on the same terms contained in this Lease, except as provided in paragraphs (d), (e), and (f) below. Tenant shall have five
(5) Business Days following receipt of Landlord's offer with respect to any such space within which to notify Landlord in writing of its intention to lease such space, and such notice, if given by Tenant, shall constitute an acceptance of Landlord's terms for the lease of such space. If Tenant exercises such right of first offer, the space to be leased by Tenant (the "ADDITIONAL SPACE") shall be leased on the same terms and conditions as are contained in this Lease, except that the Term and Base Rent for the Additional Space and the Landlord's contribution to Tenant's improvements for the Additional space shall be as provided in paragraphs (d), (e), and (f) below. The parties shall execute an amendment to this Lease to include such Additional Space in the Premises, to adjust the definition of

Tenant's Share to reflect the addition of the Additional Space and otherwise to provide for the leasing of the Additional Space on such terms.

     (c) If Tenant fails so to exercise Tenant's right of first offer within such five (5) Business Day period, Landlord may thereafter lease such space to other prospective tenants for any rent and on any terms Landlord may elect (subject to Section 37 below), and this right of first offer shall terminate and Tenant shall have no further rights to lease any of the right of first offer space so offered unless and until such space is leased to another tenant and thereafter becomes vacant again as provided in paragraph (b) above.

     (d)  If Tenant exercises its right to lease the Additional Space under this
Section 36, the Term applicable to the Additional Space shall be coterminous with the Term of the Lease applicable to the original Premises. If Tenant is granted any option to extend the term of the Lease with respect to the original Premises, such option shall also apply to the Additional Space under lease by Tenant on the Expiration Date, and such option to extend may only be exercised with respect to the entire Premises, including the Additional Space.

     (e) If Tenant exercises its right to lease the Additional Space such that the Additional Space is delivered to Tenant before the expiration of twenty-four
(24) months following the Commencement Date, Base Rent for such Additional Space shall be at the same per rentable square foot amount as applies to the Premises (excluding the Additional Space) then being leased by Tenant under this Lease and the term of the lease as pertains to the Additional Space shall be coterminous with the Term of this Lease; otherwise, Base Rent for the Additional Space and term thereof shall be as offered by Landlord but for a term coterminous with the Term of the Lease. In each case above, Base Rent shall be subject to such subsequent increases in Base Rent as may apply to the Premises. Furthermore, Tenant's Share shall be increased to reflect the addition of the Additional Space to the Premises but the Base Operating Costs and Base Taxes for the Premises shall remain unchanged, and Tenant's obligation to pay Base Rent and Additional Rent for such Additional Space shall commence upon delivery of such Additional Space to Tenant and shall terminate on the Expiration Date for the original Premises.

     (f) The Additional Space shall be delivered to Tenant in an "as is" condition, except for Landlord's tenant improvements contribution described in this sub-paragraph (f). Landlord will contribute an allowance toward the cost of the interior design and engineering fees and the construction and installation of the tenant improvements for the Additional Space (the "LANDLORD'S ADDITIONAL ALLOWANCE"). This allowance will be based on a proration of Landlord's initial allowance for the Premises of $25.00 per rentable square foot of the Premises, so the allowance will be calculated by dividing $25.00 per rentable square foot by 120 months, or $.208 per rentable square foot times the rentable square footage of the Additional Space and times the number of months remaining in the initial Lease Term from and after the date of delivery of the Additional Space to Tenant. This allowance will be reduced by the value of any normal tenant infrastructure, which includes the ceiling, all HVAC and lighting, previously installed in the Additional Space. The value of the normal tenant infrastructure is $6.00 per rentable square foot. Landlord will construct the tenant improvements, if any, for the Additional Space, and deliver the Additional Space to Tenant, all in accordance with the terms of EXHIBIT B to the Lease (but applied only to the tenant improvements to be constructed in the Additional Space and as otherwise modified by the provisions of this subparagraph (f)) and shall pay the tenant improvement allowance directly to the contractor as such work is performed. If the final, actual cost of the tenant improvements for the Additional Space is less than Landlord's Additional Allowance, the difference will be credited towards Tenant's rental obligations under the Lease, and if the cost of such work is more than Landlord's Additional Allowance, then Tenant will pay the difference in cost directly to Landlord within thirty (30) days after Substantial Completion of the Tenant improvements for the Additional Space and receipt of Landlord's invoice therefor together with supporting documentation.

37.  RIGHT OF FIRST REFUSAL FOR EXPANSION SPACE

     (a) Provided Riddell Sports, Inc., has not assigned this Lease or sublet any or all of the Premises (it being intended that all rights pursuant to this provision are and shall be personal to the original Tenant or to an Affiliate pursuant to a pre-approved Transfer under this Lease and shall not be transferable or exercisable for the benefit of any other Transferee), and provided Tenant is not in default under this Lease or in a holdover of the Term of this Lease at the time of the exercise of any such right or at any time thereafter until delivery of possession of the space to Tenant, and subject to any and all rights of other or prospective tenants of the Project with respect to such space in the form of executed leases, lease amendments and letters of intent respecting space within the Building (including renewal and extension rights and rights of first offer, first negotiation, first refusal or other expansion rights) existing prior to the first anniversary of the Commencement Date or which may arise thereafter as referenced below, then from and after the first anniversary of the Commencement Date, Tenant shall have a right of first refusal to lease the following space in the Building pursuant to the terms and conditions below: all remaining unleased space in the Building. Within thirty
(30) days after the first anniversary of the Commencement Date, Landlord shall deliver to Tenant a list of all parties then having rights to such space prior (and therefore superior) to those of Tenant's granted under this Section 37, if any; provided, however, Tenant recognizes that due to the continuing nature of the right of first refusal granted under this Section 37, then if Tenant declines to accept an offer made under this Section 37, other parties subsequently leasing such space may thereafter obtain rights which will be superior to Tenant's rights under this Section 37. The rights granted under this
Section 37 are in addition to and not in substitution for the rights granted under Section 36 above.

     (b) Such right of first refusal (i) may only be exercised with respect to space which has not been previously leased or committed to another tenant as specified above, or to space which has been previously leased and as to which an existing tenant of such space has elected not to extend its lease or re-lease such space, or is otherwise vacating such space, and (ii) may only be exercised with respect to all of such space which Landlord markets for lease. If Landlord sends an initial lease proposal to a prospective tenant to lease all or any portion of such space, Landlord shall offer to lease such space to Tenant on the same terms contained in such lease proposal, except as provided in paragraphs (d), (e), and (f) below. Tenant shall have five (5) Business Days following receipt of Landlord's offer with respect to any such space within which to notify Landlord in writing of its intention to lease such space, and such notice, if given by Tenant, shall constitute an acceptance of Landlord's terms for the lease of such space. If Tenant exercises such right of first refusal, the space to be leased by Tenant (the "ADDITIONAL SPACE") shall be leased on the same terms and conditions as are contained in this Lease, except that Base Rent for the Additional Space shall be as set forth in the accepted offer from Landlord, such leasing shall include such other terms and conditions which were included in Landlord's offer, and shall include provisions incorporating the terms and concepts set forth in paragraphs (d), (e), and (f) below. The parties shall execute an amendment to this Lease to include such Additional Space in the Premises, to adjust the definition of Tenant's Share to reflect the addition of the Additional Space and otherwise to provide for the leasing of the Additional Space on such terms.

     (c) If Tenant fails so to exercise Tenant's right of first refusal respecting the Additional Space within such five (5)-Business Day period, Landlord may during a period of one hundred twenty (120) days thereafter enter into negotiations with and lease such space to any other prospective tenant(s) for any rent and on any terms Landlord may elect, and if during such one hundred twenty (120)-day period Landlord enters into a written lease agreement with another tenant for all or any portion of the offered space, this right of first refusal as to the Additional Space so leased shall terminate and Tenant shall have no further rights to lease any of such leased Space. To the extent during such one hundred twenty (120)-day period Landlord has not so entered into a written lease agreement with another tenant for any portion of the previously offered space, Landlord shall not enter into a written lease therefor until Landlord shall have re-offered such space to Tenant pursuant to the provisions of subsection (b) above. So long as the conditions set forth at the beginning of this Section 37 remain in effect during the Term of this Lease, Tenant's rights respecting the balance of such space not yet leased to other tenants as permitted above, shall remain in effect until the Expiration Date, and with respect to any such space which is leased to another tenant, Tenant shall have no further rights to lease same unless and until such space thereafter becomes vacant again as provided in paragraph (b) above.

     (d)  If Tenant exercises its right to lease the Additional Space under this
Section 37, the Term applicable to the Additional Space shall be as set forth in the lease proposal accepted by Tenant, thereby making the term of the Lease as respects the Additional Space not necessarily coterminous with the Term of the Lease applicable to the original Premises. If Tenant is granted any option to extend the term of the Lease with respect to the original Premises, such option shall also apply to the Additional Space under lease by Tenant on the Expiration Date and shall serve to extend the term of the Lease as pertains to the Additional Space by the same total number of months as is applicable to the extension of the Term for the original Premises, but such option to extend may only be exercised with respect to the entire Premises, including the Additional Space.

     (e) If Tenant exercises its right to lease the Additional Space, Tenant's Share shall be increased to reflect the addition of the Additional Space to the Premises but the

Base Year and Base Operating Costs and Base Taxes for the Additional Space shall be those set forth in the lease proposal accepted by Tenant, and Tenant's obligation to pay Base Rent for such Additional Space shall commence upon delivery of such Additional Space to Tenant and shall terminate on the Expiration Date set forth in the lease proposal accepted by Tenant.

     (f) The Additional Space shall be delivered to Tenant in an "as is" condition, except as specifically set forth in the lease proposal accepted by Tenant for such space.

38.  MONUMENT SIGN.

     (a) Provided Riddell Sports, Inc., has not assigned this Lease or sublet any or all of the Premises (it being intended that all rights pursuant to this provision are and shall be personal to the original Tenant or to an Affiliate pursuant to a pre-approved Transfer under this Lease and shall not be transferable or exercisable for the benefit of any other Transferee), and provided no Event of Default by Tenant shall have occurred and be continuing and Tenant is not in holdover under the Lease as of the date Landlord sends any written notice as provided below, Tenant shall have the following rights respecting the Monument Sign. The Monument Sign is a sign for the Property located near the entrance to the Building, which sign depicts the names of more than one tenant of the Property ("MONUMENT SIGN").

     (b) In the event Landlord, in its sole and absolute discretion, elects to construct the Monument Sign, Landlord shall send to Tenant written notice of such intention showing the proposed location thereof and inviting Tenant to contribute towards the costs of design and construction thereof in exchange for Tenant's name being listed on the Monument Sign. Landlord shall have the right to select the location for the Monument Sign. If Tenant wishes its name to be listed on the Monument Sign, Tenant shall send written notice to Landlord within ten (10) Business Days of receipt of Landlord's notice whether Tenant elects to so participate. If such response is affirmative, such notice shall constitute Tenant's agreement to contribute Tenant's Proportionate Share (as defined below) of the design costs for the Monument Sign incurred by Landlord up to the point in time that Tenant either approves the final design of the Monument Sign or disapproves same and elects by written notice to withdraw from being listed on the Monument Sign. Tenant's failure to so respond shall be deemed Tenant's irrevocable election not to participate in the Monument Sign.

     (c) Upon receipt of Tenant's affirmative response notice, Landlord shall engage one or more designers and architects for the Monument Sign and Tenant shall be permitted to review and comment upon designs and construction drawings therefor, in conjunction with reviews and participation by other tenants. While Landlord shall take into consideration the comments and suggestions of Tenant and all other tenants who may be permitted to participate in the Monument Sign, Landlord reserves the right to make the final decision, in its sole and absolute discretion, as to the final location, design, dimensions, materials, color(s) and operational features of the Monument Sign (the "FINAL DESIGN").

     (d) When completed, Landlord shall send to Tenant a copy of the Final Design and a construction budget proposal therefor (based on bids from contractors) along with a request for Tenant to approve same and to participate in the costs of construction and installation thereof. Tenant shall send written notice to Landlord within ten (10) Business Days of receipt of Landlord's notice of the Final Design and budget, whether Tenant elects to so participate. If such response is affirmative, such notice shall constitute Tenant's irrevocable agreement to contribute Tenant's Proportionate Share of the total construction and installation costs for the Monument Sign incurred by Landlord. Tenant's failure to so respond shall be deemed Tenant's irrevocable election not to participate further in the Monument Sign.

     (e) Landlord shall have no obligation to construct or install the Monument Sign unless and until Landlord has received sufficient affirmative responses from tenants in the Property which in Landlord's judgment justifies proceeding with the construction and installation of the Monument Sign. However, upon receipt thereof, Landlord shall proceed with such construction and installation thereof to completion. Tenant shall contribute its Proportionate Share of the construction and installation costs therefor to Landlord within thirty (30) days after delivering Tenant's affirmative response to so participate.

     (f) All tenants who have timely and properly responded to Landlord's requests and either paid their Proportionate Shares of the design and construction costs for the Monument Sign or entered into a sign rental arrangement with Landlord, and subject to such tenants, including Tenant, complying with all applicable provisions of their respective leases, shall be afforded the right to have the name of each such tenant displayed on the Monument Sign. Unless as otherwise shown on the Final Design, all participating tenant's signs shall be of equal dimension and material, similar in style and lettering, and of a color which is complementary with the overall design and aesthetics of the Monument Sign, the Property and the Project, but not illuminated in any way unless such feature was part of the Final Design; provided, however, Tenant's sign shall cover no less than one-third of the area designated on the Monument Sign for tenant names without Tenant's prior written consent. Subject to the foregoing, Landlord will make reasonable efforts to accommodate in the Final Design the use of company logos, trademarks, trade names and service marks which such tenant may desire be included on its sign. Landlord shall also have the sole and absolute discretion to decide the order of placement of all tenant's signs on the Monument Sign, and may re-order such placement at any time without notice to Tenant or the other tenants thereon, so long as the sign of any tenant having rights thereto under their respective lease remains on the Monument Sign. No rights granted to Tenant or to any tenant respecting the Monument Sign shall be assigned or transferred, or assignable or transferable, whether by operation of law or otherwise, and whether or not Landlord approves or is deemed to have approved a Transfer of Tenant's interest in the Premises or this Lease, without the separate prior express written consent of Landlord, which consent may be withheld, conditioned or granted in Landlord's sole and absolute discretion.

     (g) Once construction and installation of the Monument Sign are completed, Landlord shall perform and pay all costs in connection with the ownership, operation and maintenance therefor; provided, however, such costs shall be included in Operating Costs and Taxes to the extent paid by Landlord. Landlord shall also cause such improvements to be included in any property casualty policy covering the common areas of the Property; provided, however, Landlord shall have the sole and absolute discretion to decide if the Monument Sign should be restored or replaced in the event of any casualty, and how any insurance proceeds are to be used. Tenant shall have no right or interest in any such insurance proceeds. Landlord shall also have the sole and absolute decision whether the Monument Sign should be relocated or removed at any time and for any reason. Once installed on the Monument Sign, Tenant shall have no right to make any modifications, replacement or repairs to its sign; provided, however, Tenant may request Landlord to make such modifications or replacements and if so agreed, Landlord shall perform such modification or replacement at Tenant's expense. Should Tenant no longer occupy the entire Premises for any reason, of if Tenant is in default under this Lease, Landlord may thereafter remove Tenant's sign from the Monument Sign at any time without notice.

     (h) For purposes of this Section 38, Tenant's "Proportionate Share" for any expense of design, construction and installation of the Monument Sign which is to be shared among tenants of the Property as provided above, shall mean the total costs incurred by Landlord for the design work to a particular point in time, or for the construction and installation of the Monument Sign, divided by the total number of tenants having participated in the particular stage (or substage) of the Monument Sign project up to that time. Changes in the number of tenant participants after the date six months beyond completion of the sign shall not cause Tenant's Proportionate Share to change. Tenant's Proportionate Share shall be considered an item of Additional Rent and Tenant's failure to pay same when due shall constitute an Event of Default.

39. OLD LEASE SUBSIDY. Tenant represents to Landlord that as of the Lease Date, Tenant occupies approximately 50,375 rentable square feet of office space in the building located at 2525 Horizon Lake, Memphis, TN, under a written lease with ______________ ("OLD LEASE LANDLORD") dated ______________ ("Old Lease"). Tenant further represents that the Old Lease will expire by its terms on March 31, 2001 ("Current Old Lease Expiration Date"). Tenant represents that it has delivered to Landlord a true and complete copy of the Old Lease and such other appropriate documentation and information confirming the current base rent and all other charges and expenses currently payable by Tenant under the Old Lease. Because the Premises will not be ready for occupancy by Tenant on or before the Current Old Lease Expiration Date, Tenant agrees to obtain at its expense a written agreement to extend the term of the Old Lease to a subsequent date ("NEW OLD LEASE EXPIRATION DATE"), and to deliver to Landlord a true and complete copy of such lease amendment along with an estoppel certificate in favor of Landlord executed by the Old Lease Landlord representing, INTER ALIA, that Tenant is not in default under the Old Lease and that the term of the Old Lease has been extended to the New Old Lease Expiration Date, within five (5) days of its execution and delivery by Tenant and the Old Lease Landlord, but in no event later than February 15, 2001. Subject to Tenant's performance of the foregoing covenants, and provided that (a) Riddell Sports, Inc., has not assigned this Lease or sublet any or all of the Premises (it being intended that all rights pursuant to this provision are and shall be personal to the original Tenant or to an Affiliate pursuant to a pre-approved Transfer under this Lease and shall not be transferable or exercisable for the benefit of any other Transferee), (b) Tenant has occupied the Premises and has in good faith commenced the operation of its business therein, (c) no event of default by Tenant shall have occurred and be continuing under the Old Lease during any period applicable to the following payments, and (d) no Event of Default by Tenant shall have occurred and be continuing under this Lease during any period applicable to the following payments, Landlord agrees to reimburse Tenant for the monthly base rent owed and paid by Tenant under the Old Lease ("OLD LEASE SUBSIDY") applicable to the period from and after the date of actual occupancy of the Premises by Tenant (but in no event earlier than December 1, 2001) and ending on the New Old Lease Expiration Date, but in no event beyond March 31, 2002 (the "OLD LEASE SUBSIDY PERIOD"). The amount of the Old Lease Subsidy paid by Landlord for the Old Lease Subsidy Period shall not exceed $43,280.52 per month. Landlord shall reimburse Tenant for the Old Lease Subsidy within ten (10) days after receipt of a written invoice therefor together with appropriate documentation confirming the payment by Tenant of all required amounts under the Old Lease.

                                    EXHIBIT E
                                    ---------

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                          DATED AS OF FEBRUARY 1, 2001
                                     BETWEEN
                  LENOX PARK BUILDING F PARTNERS, AS LANDLORD,
                                       AND
                    RIDDELL SPORTS, INC., AS TENANT ("LEASE")


                            JANITORIAL SPECIFICATIONS
                            -------------------------



                                  SEE ATTACHED
                                  ------------

                                                 LENOX JANITORIAL SPECIFICATIONS
ISSUE DATE:  4/25/97

--------------------------------------------------------------------------------
DAILY/NIGHTLY ROUTINE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DAILY/NIGHTLY ROUTINE
--------------------------------------------------------------------------------
ENTRANCES, LOBBIES, HALLWAYS, AND CORRIDORS
--------------------------------------------------------------------------------
          Police exterior areas around entrance for trash, cigarette butts, and dispose.
--------------------------------------------------------------------------------
          Wash entrance door glass.
--------------------------------------------------------------------------------
          Empty and clean ashtrays and urns.
--------------------------------------------------------------------------------
          Disinfect and polish drinking fountains.
--------------------------------------------------------------------------------
          Empty trash receptacles. Wipe and/or polish exterior surfaces. Replace torn/soiled liners.
--------------------------------------------------------------------------------
          Spot clean smudges and marks from washable walls, door, and doorjambs.
--------------------------------------------------------------------------------
          Vacuum carpeting and walkoff type mats. Spot clean stains and spills.
--------------------------------------------------------------------------------
          Dust/Wet mop/Sweep any hard surface and/or tile flooring and any areas soiled from heavy foot traffic.
--------------------------------------------------------------------------------
          Maintain janitor closets/storage areas to an orderly standard.
--------------------------------------------------------------------------------
STAIRWELLS AND LANDINGS
--------------------------------------------------------------------------------
          Police for and remove smudges and marks on washable walls.
--------------------------------------------------------------------------------
          Remove gum and tar spots.
--------------------------------------------------------------------------------
          Vacuum carpeting or police for trash.
--------------------------------------------------------------------------------
          Wipe handrails.
--------------------------------------------------------------------------------
OFFICE, CUBICLES, CONFERENCE, CLASSROOM AREAS
--------------------------------------------------------------------------------
          Empty waste containers. Replace torn/soiled liners. Remove trash from building.
--------------------------------------------------------------------------------
          Empty and clean ashtrays.
--------------------------------------------------------------------------------
          Disinfect and polish drinking fountains.
--------------------------------------------------------------------------------
          Clean all glasstopped furniture.
--------------------------------------------------------------------------------
          Dust desks/credenzas/countertops that are cleared of loose paperwork.
--------------------------------------------------------------------------------
          Spot clean smudges and marks from washable walls, doors, doorjambs, switchplates, and partition glass.
--------------------------------------------------------------------------------
          Vacuum carpeting. Spot clean stains and spills.
--------------------------------------------------------------------------------
          Damp mop all hard surface floors.
--------------------------------------------------------------------------------
          Clean all coffee stations and refill soap and paper towel dispensers if building furnished.
--------------------------------------------------------------------------------
          Extinguish lights and secure suites according to outlined procedures.
--------------------------------------------------------------------------------
RESTROOMS, BREAK ROOMS, AND LUNCHROOMS
--------------------------------------------------------------------------------
          Sanitize commodes including both sides of seat, urinals, and wash basins using a germicidal cleaner.
--------------------------------------------------------------------------------
          Clean and polish all bright work and mirrors.
--------------------------------------------------------------------------------
          Spot clean smudges and marks from washable/tile walls, partitions, doors, doorjambs, and receptacle plates.
--------------------------------------------------------------------------------
          Refill all building furnished paper towel, tissue and handsoap dispensers.
--------------------------------------------------------------------------------
          Empty sanitary napkin waster containers and replace bag.
--------------------------------------------------------------------------------
          Dust mop or sweep and wash restroom floors with a germicidal cleaner.
--------------------------------------------------------------------------------
          Dust mop and spot mop: Break/lunch room floors, tables and/or counter in break/lunchrooms, all appliance exteriors, coffee stations, and vending machines.
--------------------------------------------------------------------------------
ELEVATORS
--------------------------------------------------------------------------------
          Vacuum/Sweep/Mop/Clean/Wipe elevator floors, hard surface floors, doors, walls, and handrails.
--------------------------------------------------------------------------------
          Remove any trash and debris from recessed areas.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WEEKLY ROUTINE
--------------------------------------------------------------------------------
ENTRANCES, LOBBIES, HALLWAYS, CORRIDORS, STAIRWELLS,
AND LANDINGS
--------------------------------------------------------------------------------
          Police high/low edges, corners, doorjambs, window ledges, and sills. Remove cobwebs/debris.
--------------------------------------------------------------------------------
          Clean metal door frames and thresholds.
--------------------------------------------------------------------------------
          Detail vacuum all carpet edges and corners.
--------------------------------------------------------------------------------
          Weekly Spray buff of hard surface floors.
--------------------------------------------------------------------------------
          Dust light fixtures.
--------------------------------------------------------------------------------
          Broom sweep concrete/tile stairs.
--------------------------------------------------------------------------------
          Damp mop all finished hard landings.
--------------------------------------------------------------------------------
OFFICE, CUBICLES, CONFERENCE, CLASSROOM, BREAKROOMS,
LUNCHROOM AREAS
--------------------------------------------------------------------------------
          Clean metal door frames and thresholds.
--------------------------------------------------------------------------------
          Disinfect telephone equipment.
--------------------------------------------------------------------------------
          Police high/low edges, corners, doorjambs, window ledges, and sills. Remove cobwebs/debris.
--------------------------------------------------------------------------------
          Dust all furniture and horizontal surfaces within reach.
--------------------------------------------------------------------------------
          Spray buff all finished hard surfaces.
--------------------------------------------------------------------------------
RESTROOMS
--------------------------------------------------------------------------------
          Wash all restroom partition walls with disinfectant on both sides.
--------------------------------------------------------------------------------
ELEVATORS
--------------------------------------------------------------------------------
          Vacuum elevator threshold plates.
--------------------------------------------------------------------------------
          Spot clean carpet.
--------------------------------------------------------------------------------
          Dust all low & high reach areas.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONTHLY SERVICE

--------------------------------------------------------------------------------
ENTRANCES LOBBY, BUILDING CORRIDORS, OFFICE, CUBICLES,
CONFERENCE, CLASSROOM, BREAKROOM, LUNCHROOM
--------------------------------------------------------------------------------
          Dust all window blinds.
--------------------------------------------------------------------------------
          Vacuum under chair pads.
--------------------------------------------------------------------------------
          Detail vacuum all carpet edges, corners, under cords, wiring, and around service receptacles in floor.
--------------------------------------------------------------------------------
          Spray buff and top coat all hard floors with (2) coats of finish.
--------------------------------------------------------------------------------
STAIRWELLS AND LANDINGS
--------------------------------------------------------------------------------
          Spray buff and topcoat all hard floors with (2) coats of finish.
--------------------------------------------------------------------------------
RESTROOMS
--------------------------------------------------------------------------------
          Dust ceiling grilles and light fixtures.
--------------------------------------------------------------------------------
          Refill trap in floor drain with a sanitizing deodorizer.
--------------------------------------------------------------------------------
MISCELLANEOUS

--------------------------------------------------------------------------------
          Report malfunctioning lamps, lights, and/or building equipment as they occur.
--------------------------------------------------------------------------------
          Follow all necessary building security procedures as outlined.
--------------------------------------------------------------------------------
          Comply with all general rules of good housekeeping regarding janitorial duties not herein specified.
--------------------------------------------------------------------------------

                                    EXHIBIT F
                                    ---------

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                       DATED AS OF FEBRUARY 1, 2001BETWEEN
                  LENOX PARK BUILDING F PARTNERS, AS LANDLORD,
                                       AND
                    RIDDELL SPORTS, INC., AS TENANT ("LEASE")

               FORM OF NON-DISTURBANCE AND SUBORDINATION AGREEMENT
               ---------------------------------------------------
                       BETWEEN TENANT AND MORTGAGE LENDER
                       ----------------------------------

This instrument was prepared by
and upon recordation should be
returned to:

-------------------------------

-------------------------------

-------------------------------

-------------------------------

              SUBORDINATION, NON-DISTURBANCE & ATTORNMENT AGREEMENT


     THIS SUBORDINATION, NON-DISTURBANCE & ATTORNMENT AGREEMENT ("Agreement") made and entered into this ______ day of ______________, 200_, by and among _________________________, a ____________________________, whose mailing address is __________________________________________ (the "Landlord"),
________________________, a ________________________, whose mailing address is
_____________________________________________ (the "Tenant"), and STATE FARM
LIFE INSURANCE COMPANY, an Illinois corporation, whose mailing address is One State Farm Plaza, Bloomington, Illinois 61710 ("State Farm");

                                   WITNESSETH:

     WHEREAS, Landlord and Tenant have heretofore entered into a certain lease (the "Lease") dated _________________, 200_ with respect to and governing the terms of Tenant's use and occupancy of all or a portion of certain real estate and improvements legally described on Exhibit A attached hereto and made a part hereof (the "Premises") ; and

     WHEREAS, State Farm, as a condition to making a loan to Landlord in the principal amount of __________ (the "Loan"), which is to be secured by a Mortgage and Security Agreement executed by Landlord to and in favor of State Farm (the "Mortgage") constituting a first lien upon and encumbering the Premises, and further secured by an Assignment of Rents and Leases executed by Landlord to and in favor of State Farm (the "Assignment of Rents and Leases") assigning to State Farm all leases of and all rents derived from the Premises, has required the execution of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and to induce State Farm to make said Loan and to accept said Mortgage upon said Premises as security for the Loan and in consideration of the sum of One Dollar ($1.00) by each of the parties hereto paid to the other, receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant, stipulate and agree as follows:

     1. The Lease, and any and all modifications thereof and amendments thereto, all of Tenant's rights thereunder and Tenant's leasehold interest and estate in the Premises shall be and are hereby made junior, inferior, subordinate and subject in all respects to the lien and encumbrance of the Mortgage on the Premises and to all renewals, modifications, consolidations, replacements and extensions of the Mortgage, to the full extent of the principal sum secured thereby, all interest thereon and all other sums due or hereafter becoming due thereunder.

     2. Tenant agrees that it shall promptly deliver or mail to State Farm a copy of each written notice given by Tenant to Landlord of a default by the Landlord under the Lease. Tenant further agrees that if, within the time provided in the Lease to cure defaults thereunder, State Farm, at its option, shall perform or cause to be performed the obligations with respect to which Landlord is in default under the Lease, as specified in such written notice, and cure such default, any right of Tenant to terminate the Lease by reason or on account of such default of Landlord shall cease and be null and void.

     3. Tenant is advised and hereby acknowledges that the Mortgage, Assignment of Rents and Leases and other documents which evidence and secure the Loan (collectively the "Loan Documents") grant and provide to State Farm the right to collect rents and other sums payable under the Lease (collectively, the "Rents") directly from Tenant upon the occurrence of an Event of Default by Landlord under the Loan Documents; Landlord and Tenant hereby agree that upon Tenant's receipt from State Farm of written notice of the occurrence of any Event of Default by Landlord under the Loan Documents, Tenant shall thereafter pay all Rents directly to State Farm (or as State Farm shall direct).

     4. State Farm agrees that in the event it should become necessary for State Farm to foreclose the Mortgage, and provided that Tenant is not in default of its obligations under the Lease, Tenant shall be entitled to continue in possession of the Premises undisturbed. State Farm further agrees that unless required by law, State Farm will not join Tenant as a defendant in any such foreclosure proceedings, and if such joinder is required by law, State Farm will not seek to terminate the Lease or Tenant's possession of the Premises.

     5. It is further agreed that in the event that State Farm should succeed to the interest of the Landlord under the Lease, State Farm agrees to be bound to the Tenant under the Lease and the Tenant agrees from and after such event to attorn to State Farm or the purchaser at any foreclosure sale. It is further agreed that all rights and obligations of the parties under the Lease shall thereafter continue as though the interest of the Landlord in the Premises had not been terminated or such foreclosure proceedings had not been brought and thereupon Tenant shall have the same rights and remedies against State Farm for the breach of the Lease that the Tenant might have had under the Lease against the Landlord; it being expressly provided, however, that State Farm shall not be:

     (a) liable for any act or omission of any prior landlord under the Lease (including the Landlord);

     (b) subject to any offsets or defenses which the Tenant might have against any prior landlord (including the Landlord);

     (c) bound by any rent or additional rent which the Tenant might have paid in advance for more that the current month to any prior landlord (including the Landlord);

     (d) bound by any amendment or modification of the Lease made after the date of this Agreement without State Farm's prior written consent; or

     (e) liable for any security deposit(s), unless actually received from any prior landlord (including the Landlord).

     6. Tenant agrees that notwithstanding anything to the contrary contained in this Agreement, in the Lease or in any other instrument, any interest of the Tenant in or under any option to purchase or right of first refusal of, or with respect to all or any part of the Premises is hereby specifically subordinated to the rights of State Farm under the Mortgage and other Loan Documents and such option to purchase or right of the first refusal shall not be binding upon State Farm, its successors and assigns.

     7. This Agreement shall be binding upon and inure to the benefit of the parties hereto and shall also bind and benefit the heirs, legal representatives, successors and assigns of the respective parties hereto, and all covenants, conditions and agreements herein contained shall be construed as running with the title to the land comprising the Premises.

     8. Landlord and Tenant hereby waive to the fullest extent permitted by applicable law, the right to trial by jury in any action, proceeding or counterclaim filed by any party, whether in contract, tort or otherwise relating directly or indirectly to this Agreement or any acts or omissions of the Landlord and Tenant in connection therewith or contemplated thereby.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as of the day and year first above written.



[Witnesses, if required]            [Signature block for Landlord]



[Witnesses, if required]            [Signature block for Tenant]


[Witnesses, if required]            STATE FARM LIFE INSURANCE COMPANY,
                                         an Illinois corporation

                                            By:
                                                 -------------------------------

                                            Its:
                                                  ------------------------------

                                            By:
                                                 -------------------------------

                                            Its:
                                                  ------------------------------

                                       Address:

                                       One State Farm Plaza
                                       Bloomington, Illinois 61710
                                       Corporate Law-Investments E-10
                                       Attn:  (Name of Attorney)


                                       [Appropriate Acknowledgments for each of
                                       Landlord, Tenant and State Farm
                                       sufficient for recording purposes]

                                    EXHIBIT G
                                    ---------

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                          DATED AS OF FEBRUARY 1, 2001
                                     BETWEEN
                  LENOX PARK BUILDING F PARTNERS, AS LANDLORD,
                                       AND
                    RIDDELL SPORTS, INC., AS TENANT ("LEASE")


                          FORM OF ESTOPPEL CERTIFICATE


                             ____________ ___, 200_


State Farm Life Insurance Company
One State Farm Plaza, E-10
Bloomington, Illinois  61710
Corporate Law - Investments E-10
Attn:  (Name of Attorney)


Re:      Lease:
                   -------------------------------------------------------------
         Dated:
                   -------------------------------------------------------------
         Landlord:
                   -------------------------------------------------------------
         Tenant:
                   -------------------------------------------------------------
         Premises:
                   -------------------------------------------------------------



Gentlemen:

     The undersigned, ("Tenant"), the tenant under the above-described lease, a copy of which is attached hereto as Exhibit A, ("Lease") provides this Tenant Estoppel Certificate to you as conclusive evidence of the matters set forth herein concerning the above-referenced Lease and the Premises.

     As of the date hereof, the undersigned hereby certifies the following:

     1. That the Lease supersedes, in all respects, all prior written or oral agreements between Landlord and Tenant with respect to the Premises and there are no agreements, understandings, warranties, or representations between Landlord and Tenant with respect to the Lease or the Premises except as expressly set forth in the copy of the Lease (including all amendments thereto, if any) attached hereto as Exhibit A.

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


     2. That, as of the date hereof, the Lease has not been changed, amended, modified, supplemented or superseded except as set forth in the copy of the Lease (including all amendments thereto, if any) attached hereto as Exhibit A.

     3. That the Lease remains in full force and effect and there are no known existing defaults by Tenant under the Lease.

     4. That the improvements and space required by the Lease to be delivered to Tenant have been satisfactorily completed and delivered by Landlord, and have been accepted by the Tenant.

     5. That the Premises are currently occupied and open for the use by Tenant, its customers, employees and invitees.

     6. That Tenant's interest in the Lease and the Premises demised therein, or any part thereof, has not been sublet, transferred or assigned.

     7. That all duties of an inducement nature required of the Landlord under the Lease have been fulfilled by Landlord and Tenant is fully obligated to pay rent and all other charges coming due under the Lease.

     8. That the Commencement Date of the Lease was , __, 199__ and the Expiration Date of the Lease is , 199__.

     9. That the monthly base rent under the Lease of $_____________ commenced on ___________ __, 199__ and the last monthly payment of rent in the amount of $_______________ was made by Tenant on ______________ __,
          199__. No monthly rental has been prepaid nor has Tenant been given any free rent, partial rent, rebates, rent rebates or concessions. To the best of Tenant's knowledge, Tenant has no claims, defenses or offsets against any rents payable under the Lease.

     10. That a security deposit in the amount of $ has been deposited with Landlord. Tenant agrees to look solely to the Landlord for return of the security deposit unless the Landlord has deposited the security deposit with you.

     11. That Landlord, to the best of our knowledge, has fully performed all of its obligations under the Lease and there is no known circumstances existing under which Landlord may be deemed in default merely upon the service of notice or passage of time, or both.

     12. That Landlord has not given its consent to Tenant (for example, to sublease or to alter the Premises) to take any material action which, pursuant to the Lease, requires Landlord's consent.

     13. That Tenant has not received any notice of a prior sale, transfer, assignment, pledge or other hypothecation of the Premises or the Lease or of the rents provided for therein.

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


     14. That Tenant has not filed, and is not currently the subject of any filing, voluntary or involuntary, for bankruptcy or reorganization under any applicable bankruptcy or creditors rights laws.

     15. That Tenant is a __________________________ duly organized, validly existing and in good standing under the law of _____________________.

     16. Tenant does not have an option to purchase or right of first refusal to purchase the real property or any part therefor where the Premises are located.

     17. Tenant does not have a right to cancel the Lease prior to the end of its stated term for any event other than casualty, condemnation, Landlord Default or (as applicable) defined in Exhibit D.

     In issuing this Estoppel Certificate Tenant understands that you will rely thereon in connection with your funding of a $_______________ mortgage loan to Landlord secured by certain real estate which includes the Premises. Nothing in this certificate is intended to alter or modify Tenant's obligations to Landlord under the Lease.

                                                [Signature Block for Tenant]

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


                                    EXHIBIT H
                                    ---------

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                          DATED AS OF JANUARY 23, 2001
                                     BETWEEN
                  LENOX PARK BUILDING F PARTNERS, AS LANDLORD,
                                       AND
                    RIDDELL SPORTS, INC., AS TENANT ("LEASE")



                                Form of IDB Lease







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